SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          Paradigm Medical Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

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    (2) Aggregate number of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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/ / Fee paid previously with preliminary materials.

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    previously. Identify the previous filing by registration statement number,
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
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 11, 2001
                            -------------------------
To our Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Paradigm Medical Industries, Inc. (the "Company") to be held on Tuesday, September 11, 2001, beginning at 10:00 a.m. local time (MST) at the Company's corporate headquarters at 2355 South 1070 West, Salt Lake City, Utah. At the Annual Meeting, shareholders will act on the following matters:

         1. To elect four directors to serve until the next annual meeting of the shareholders and until their respective successors are elected and qualified.

         2. To amend the Company's 1995 Stock Option Plan to authorize an additional 1,000,000 shares of Common Stock to be made available for issuance under the Plan.

         3. To approve the granting of stock options to purchase 75,000 shares of Common Stock at $4.00 per share to each of Dr. David Silver, Randall A. Mackey and Keith D. Ignotz, outside directors of the Company.

         4. To ratify the appointment of Tanner & Co. as the Company's independent accountants for the fiscal year ending December 31, 2001.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Also included is a single-page Proxy/Voting Instruction Form and a postage prepaid return envelope. Only shareholders of record at the close of business on July 20, 2001 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, we hope that you will complete and return your Proxy/Voting Instruction Form in the postage prepaid envelope as promptly as possible.

                                                     Sincerely yours,



                                                     Thomas F. Motter
                                                     Chairman of the Board
                                                     and Chief Executive Officer
August 10, 2001
Salt Lake City, Utah

                        PARADIGM MEDICAL INDUSTRIES, INC.
                              2355 South 1070 West
                           Salt Lake City, Utah 84119

                                ----------------

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of the Board of Directors of Paradigm Medical Industries, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, September 11, 2001, beginning at 10:00 a.m., local time (MST), or at any adjournment(s) thereof. The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's corporate headquarters at 2355 South 1070 West, Salt Lake City, Utah. This Proxy Statement and accompanying materials are being mailed on or about August 10, 2001. The Company will bear the cost of this solicitation.

Record Date

         Shareholders of record of the Company's Common Stock at the close of business on July 20, 2001 are entitled to notice of and to vote at the meeting. At the record date, 12,934,637 shares of the Company's Common Stock, $.001 par value, 5,747 shares of the Series A Preferred Stock, 8,986 shares of Series B Preferred Stock, 0 shares of Series C Convertible Preferred Stock, 41,500 shares of Series D Convertible Preferred Stock and 50,000 shares of Series E Convertible Preferred Stock were issued and outstanding. Shareholders of Series A Series B, Series C, Series D and Series E Preferred Stock are not entitled to vote at the Annual Meeting. Shareholders holding at least one-third of the outstanding shares of Common Stock represented in person or by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.

Revocability of Proxies

         Shareholders may revoke any appointment of proxy given pursuant to this solicitation by delivering the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the shareholder if the Secretary or other officer of the Company authorized to tabulate votes receives notice of such death or incapacity before the proxy exercises its authority under the appointment.

Voting and Solicitation

         Each shareholder will be entitled to one vote for each share of Common Stock held at the record date. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Because the shares of Series A, Series B, Series C, Series D and Series E Preferred Stock are non-voting securities, the holders thereof will not be entitled to vote at the Annual Meeting. To approve the granting of the stock options to the outside directors of the Company, holders of a majority of the shares entitled to vote at the Annual Meeting must vote in favor of the stock options. The principal executive offices of the Company are located at 2355 South 1070 West, Salt Lake City, Utah. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by facsimile, and the Company may reimburse brokerage firms and other persons holding shares in the Company in their names or those of their nominees for their reasonable expenses in forwarding soliciting materials to the beneficial owners.

                              ELECTION OF DIRECTORS

                                   Proposal 1

Nominees

         The Company's Bylaws do not limit the number of persons serving on the Company's Board of Directors, and it is contemplated that a board of four directors will be elected at the Annual Meeting. The Board of Directors recommends that the shareholders vote "FOR" the election of the four director nominees listed below. Assuming a quorum is present, a plurality of votes cast by the shares entitled to vote in the election of directors will be required to elect each director. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's four nominees named below, all of whom are presently directors of the Company.

         In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and until such person's successor has been elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the board.

         The name and certain information regarding each nominee as set forth below. See also "Certain Relationships and Related Transactions."

                                                 Director or
         Name                        Age         Office Since               Position with the Company
         ----                        ---         ------------               -------------------------

      Thomas F. Motter               53          April 1993                 Chairman of the Board, and
                                                                              Chief Executive Officer
      Randall A. Mackey              55          January 2000               Secretary and Director
      Dr. David M. Silver            60          January 2000               Director
      Keith D. Ignotz                53          November 2000              Director

         The following biographical information is furnished with respect to the four director nominees:

         Thomas F. Motter has served as Chairman of the Board of the Company since April 1993 and as the Company's Chief Executive Officer since April 1993, except during the period from August 1997 to December 1997. From December 1997 to June 6, 2000, and from May 1994 to August 1997, he also served as President of the Company. From June 1989 to April 1993, Mr. Motter served as Chief Executive Officer of Paradigm Medical, Inc., which merged with the Company in May 1994. From September 1990 to April 1992, he was employed by HGM Medical Laser Systems as general manager of its International Division. From October 1978 to June 1989, Mr. Motter was employed by SmithKline Beecham's Humphrey Instruments Division, which developed and manufactured advanced ophthalmic diagnostic instruments, serving last as National Sales Manager overseeing all domestic sales in its Ophthalmic Computer Division. Mr. Motter received a B.A. degree in English from Stephen's College in 1970 and a M.B.A. degree from Pepperdine University in 1975.

         Randall A. Mackey, Esq. has served as a director of the Company since January 2000. He had previously served as a director of the Company from November 1995 to September 1998. Mr. Mackey has been President of the Salt Lake City law firm of Mackey Price & Williams since 1992 and a shareholder and a director of the firm and its predecessor firms since 1989. From 1979 to 1989, he practiced law with the Salt Lake City firm of Fabian & Clendenin, where he was a shareholder and a director of the firm from 1982 to 1989. From 1977 to 1979, Mr. Mackey was associated with the Washington D.C. law firm of Hogan & Hartson. Mr. Mackey received a B.S. degree in Economics from the University of Utah in 1968, an M.B.A. degree from Harvard University in 1970, a J.D. degree from Columbia University in 1975, and a B.C.L. degree from Oxford University in 1977. Mr. Mackey has served as a director since January 1998 and Chairman of the Board since June 2001of Cimetrix, Incorporated, a software development company. Mr. Mackey has also served as a trustee since 1993, Vice Chairman from 1995 to 2000, Chairman of the Board since July 2000 of Salt Lake Community College.

         Dr. David M. Silver, Ph.D. has served as a director of the Company since January 2000. He had previously served as a director of the Company from November 1995 to September 1998. Dr. Silver is a Principal Senior Scientist in the Milton S. Eisenhower Research and Technology Development Center at the Johns Hopkins University Applied Physics Laboratory, where he has been employed since 1970. He served as the J.H. Fitzgerald Dunning Professor of Ophthalmology in the Johns Hopkins Wilmer Eye Institute in Baltimore during 1998-99. He received a B.S. degree from Illinois Institute of Technology, an M.A. degree from Johns Hopkins University, and a Ph.D. degree from Iowa State University before holding a postdoctoral fellowship at Harvard University and a visiting scientist position at the University of Paris.

         Keith D. Ignotz has served as a director of the Company since November 2000. Mr. Ignotz is President and Chief Operating Officer of SpectRx, Inc., a medical technology company that he founded in 1992, which develops, manufactures and markets alternatives to traditional blood-based medical tests. From 1986 to 1992, Mr. Ignotz was Senior Vice President of Allergan Humphrey, Inc., a medical electronics company. From 1985 to 1986, he was President of Humphrey Instruments Limited - SKB, a medical electronics company, and from 1980 to 1985, Mr. Ignotz was President of Humphrey Instruments GMBH, also a medical electronics company. Mr. Ignotz also served on the Board of Directors of Vismed, Inc., d/b/a Dicon from 1992 to June 2000. Mr. Ignotz received a B.A. degree in Sociology and Political Science from San Jose University and an M.B.A. degree from Pepperdine University. He has served as a trustee of Pennsylvania College of Optometry since 1990, as a director of FluoRx, Inc. since 1997, and as a member of the American Marketing Association of the American Association of Diabetes Education.

Board Meetings and Committees Board Meetings and Committees

         The Board of Directors held a total of six meetings during the fiscal year ended December 31, 2000. The Audit Committee of the Board of Directors currently consists of directors Randall A. Mackey, Dr. David M. Silver and Keith
D. Ignotz. The Audit Committee is primarily responsible for reviewing the services performed by the Company's independent public accountants and internal audit department and evaluating the Company's accounting practices and procedures and its system of internal accounting controls. The Compensation Committee of the Board of Directors currently consists of directors Thomas F. Motter, Randall A. Mackey and Dr. David M. Silver. The Compensation Committee is primarily responsible for reviewing compensation of executive officers and overseeing the granting of stock options. No director attended fewer than 75% of all meetings of the Board of Directors during the 2000 fiscal year.

         Pursuant to the Nasdaq corporate governance requirements recently made applicable to Nasdaq SmallCap Market companies, the Company must have (i) a minimum of two independent directors; (ii) an audit committee with a majority of independent directors; and (iii) an annual shareholders meeting,. The Company has and can presently satisfy each of these requirements. Messrs. Silver and Ignotz qualify as independent directors.

Executive Officers

         The following sets forth certain information with respect to the executive officers of the Company (the business biography for Thomas F. Motter is set forth above):


         Name                        Age                                  Title
         ----                        ---                                  -----
      Thomas F. Motter               53          Chairman of the Board and Chief Executive Officer
      Mark R. Miehle                 48          President and Chief Operating Officer
      John W. Hemmer                 74          Vice President of Finance, Treasurer and
                                                      Chief Financial Officer

         Mark R. Miehle has served as President and Chief Operating Officer of the Company since June 5, 2000. From 1988 to June 5, 2000, Mr. Miehle served as President and Chief Executive Officer of Vismed, Inc., d/b/a Dicon, which manufactured and sold ophthalmic diagnostic instruments prior to its merger with the Company on June 5, 2000. From 1985 to 1988, he served as President of Professional VisionCare Centers, a San Diego based retailer of optometric goods and services. In 1981, Mr. Miehle was the National Sales Manager of Diagnostic Concepts, d/b/a Dicon, a start-up company. In 1982, Dicon was acquired by CooperVision Diagnostics. From 1982 to 1985, Mr. Miehle was the Vice President of Sales and Marketing of CooperVision Diagnostics. Mr. Miehle received a B.S. degree in Organic Chemistry from Tulane University in 1975. He is a member of the Young Presidents' Organization (YPO), Vision Industry Council of America
(VICA), Optical Laboratories Association (OLA), International Forum for Corporate Directors (IFCD), BIOCOM and the University of California, San Diego's Connect.

         John W. Hemmer has served as Vice President of Finance, Treasurer and Chief Financial Officer of the Company since September 20, 2000. Mr. Hemmer previously served as Vice President of Finance, Treasurer, Chief Financial Officer and a director of the Company from November 1995 to June 1999. Mr. Hemmer has served as a director and consultant since 1989 and as Chief Financial Officer from February 2000 to August 1, 2001 of Bio Marine Technologies, Inc. in Gulf Breeze, Florida, which developed offshore marine production systems licensed and permitted for use in the Gulf of Mexico. From March 1992 to July 1994, Mr. Hemmer was employed as the Secretary and Vice President of Finance of Advance Electronics, Inc., a retail distributor of health and beauty products. From November 1991 to December 1994, Mr. Hemmer was Secretary and Treasurer of Agro Industrial Development, Ltd., which established a Free Trade Zone in Belize for the production and export of seafood. He was the President and Chief Executive Officer of John W. Hemmer, Inc., a registered broker/dealer firm from 1987 to 1989, which subsequently changed its name to Westfalia Investments Inc., but retained his registered representative status until March 1995. Prior thereto, he was Vice President of Bankers Trust Company in charge of venture capital and a member of the research and investment management committees. Mr. Hemmer was also Vice President of Corporate Finance at Dempsey, Tegler & Company, Inc., a Senior Analyst at Lazard Freres & Company and an Investment Officer of Chase Manhattan Bank. Mr. Hemmer received a B. A. degree in Economics from Queens College in 1951 and an M.S. degree in Banking and Finance from Columbia University Graduate School of Business in 1952.

Executive Compensation

         The following table sets forth, for each of the last three fiscal years, the compensation received by Thomas F. Motter, the Company's Chairman and Chief Executive Officer, and all other executive officers (collectively, the "Named Executive Officers") at December 31, 2000, whose salary and bonus for all services in all capacities exceed $100,000 for the fiscal year ended December 31, 2000.



                                                                                    Long-Term Compenation

                                       Annual Compensation                   Awards                     Payouts


                                                                                    Securities     Long-
                                                            Other       Restricted  Underlying      term
    Name and                                                Annual         Stock     Options/    Incentive       All Other
Principal Position  Period    Salary($)    Bonus($)    Compensation ($)  Awards($)    SARs(#)    Payout($)   Compensation(#)(4)

Thomas F. Motter,  2000(1)      $178,357 $486,113 (5)         0              0           0           0                $28,732(6)
Chairman of the    1999(2)       141,208       0              0              0       50,000(7)       0                    $5,000
Board and Chief    1998(3)       122,497       0            $5,250           0       37,450(8)       0                    $6,000
Executive Officer

Mark R. Miehle,    2000(1)      $235,201  $194,000(9)         0              0      150,000(10)      0                    $6,000
President and Chief
Operating Officer(8)

----------------

(1)      For the fiscal year ended December 31, 2000.
(2)      For the fiscal year ended December 31, 1999.
(3)      For the fiscal year ended December 31, 1998.
(4) The amounts indicated under "Other Annual Compensation" for 2000, 1999 and 1998 consist of payments related to the operation of automobiles by the Named Executive Officers.
(5) On January 21, 2000, the Board of Directors approved a bonus to Mr. Motter in the form of 38,889 shares of the Company's Common Stock. The bonus was valued at $486,113 on the basis of the closing bid price of the Company's Common Stock of $12.50 per share on January 21, 2000, the date the board approved the bonus.
(6) The amounts under "Other Annual Compensation" for 2000, 1999 and 1998 includes payments related to the residential housing accommodations for the Company's employees, living outside of Utah while they were working at the Company's corporate headquarters in Salt Lake City, leased from Mr. Motter at $2,500 per month. See also "Certain Relations and Related Transactions."
(7) On September 10, 1999, the Board of Directors granted Mr. Motter options to purchase 50,000 shares of the Company's Common Stock at an exercise price of $4.00 per share.
(8) On September 14, 1998, the Board of Directors granted to Mr. Motter options to purchase 37,400 shares of the Company's Common Stock at an exercise price of $5.00 per share, of which 24,000 vested on September 14, 1998 and 13,450 vested on January 1, 1999.
(9) On June 5, 2000, the Board of Directors issued Mr. Miehle 28,500 shares of the Company's Common Stock as a initial bonus as part of his employment agreement. The market price on the date of grant as $6.8125 per share, and compensation expense in the amount of $194,000 was recognized.
                                        4

(10) On June 5, 2000, the Board of Directors granted to Mr. Miehle options to purchase 150,000 share of the Company's Common Stock at an exercise price of $6.00 per share.

         The following table sets forth information concerning the exercise of options to acquire shares of the Company's Common Stock by the Named Executive Officers during the fiscal year ended December 31, 2000, as well as the aggregate number and value of unexercised options held by the Named Executive Officers on December 31, 2000.


 Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values


                                               Number of Securiites Underlying        Value of Unexercised
                                                  Unexercised Options/SARs        In-the-Money Options/SARs at
                                                   At December 31, 2000(#)            December 31, 2000($)



                         Shares
                        Acquired         Value
       Name         On Exercise (#)  Realized ($)     Exercisable    Unexercisable    Exercisable      Unexercisable

Thomas F. Motter           0               0                193,450        0               0                 0
Mark R. Miehle             0               0                 95,517     100,000            0                 0
John W. Hemmer           57,450        $287,250              60,000        0               0                 0
Curtis G. Page             0               0                 40,620      19,460            0                 0
Richard C. Dirkson        5,040         $25,200               3,750      26,250            0                 0

Director Compensation

         On April 19, 2000, Dr. David M. Silver and Randall A. Mackey were each granted options to purchase 75,000 shares of the Company's Common Stock at an exercise price of $6.00 per share. On January 8, 2001, Messrs. Silver, Mackey and Keith D. Ignotz were each granted options to purchase 75,000 shares of the Company's Common Stock at an exercise price of $4.00 per share, of which options to purchase 18,750 shares of Common Stock were vested on January 8, 2001, with options to purchase 18,750 shares of Common Stock to be vested at the end of each three month period thereafter until all such options are vested. Outside directors are also reimbursed for their expenses in attending board and committee meetings. Directors are not precluded from serving the Company in any other capacity and receiving compensation therefor.

Employee 401(k) Plan

         In October  1996,  the  Company's  Board of Directors  adopted a 401(k)
Retirement Savings Plan. Under the terms of the 401(k) plan, effective as of November 1, 1996, the Company may make discretionary employer matching contributions to its employees who choose to participate in the plan. The plan allows the board to determine the amount of the contribution at the beginning of each year. The board adopted a contribution formula specifying that such discretionary employer matching contributions would equal 100% of the participating employee's contribution to the plan up to a maximum discretionary employee contribution of 3% of a participating employee's compensation, as defined by the plan. All persons who have completed at least six months' service with the Company and satisfy other plan requirements are eligible to participate in the 401(k) plan.

1995 Stock Option Plan

         The Company adopted a 1995 Stock Option Plan (the "Plan") for officers, employees, and consultants of the Company on November 7, 1995. The Plan authorized the granting of stock options ("Plan Options") to purchase an aggregate of not more than 300,000 shares of the Company's Common Stock. On February 16, 1996, options for all 300,000 shares were granted. On June 9, 1997, the Company's shareholders approved an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 300,000 shares to 600,000 shares. On September 3, 1998, the Company's shareholders approved an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 600,000 shares to 1,200,000 shares. On November 29, 2000, the Company's shareholders approved an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,200,000 shares to 1,700,000 shares.

         The Plan is administered by the Compensation Committee. In general, the Compensation Committee will select the person to whom options will be granted and will determine, subject to the terms of the Plan, the number, exercise, and other provisions of such options. Options granted under the Plan will become exercisable at such times as may be determined by the Compensation Committee. Plan Options granted may be either incentive stock options ("ISOs"), as such term is defined in the Internal Revenue Code, or non-ISOs. ISOs may only be granted to persons who are employees of the Company. Non-ISOs may be granted to any person, including, but not limited to, employees of the Company, independent agents, consultants, as the Compensation Committee believes has contributed, or will contribute, to the success of the Company. The Compensation Committee shall determine the exercise price of options granted under the Plan, provided that, in the case of ISOs, such price may not be less than 100% (110% in the case of ISOs granted to holders of 10% of voting power of the Company's stock) of the fair market value (as defined in the Plan) of the Common Stock on the date of grant. The aggregate fair market value (determined at the time of option grant) of stock with respect to which ISOs become exercisable for the first time in any year cannot exceed $100,000.

         The term of each Option shall not be more than 10 years (five years in the case of ISOs granted to holders of 10% of the voting power of the Company's stock) from the date of grant. The Board of Directors has a right to amend, suspend or terminate the Plan at any time; provided, however, that unless ratified by the Company's shareholders, no amendment or change in the Plan will be effective which would increase the total number of shares which may be issued under the Plan, materially increase the benefits accruing to persons granted under the Plan or materially modify the requirements as to eligibility and participation in the Plan. No amendment, supervision or termination of the Plan shall, without the consent of an employee to whom an option shall heretofore have been granted, affect the rights of such employee under such option.

Employment Agreements

         The Company entered into an employment agreement with Thomas F. Motter which commenced on January 1, 1998 and will expire on December 31, 2003. The agreement requires Mr. Motter to devote substantially all of his working time to the Company, provided that he may be terminated for "cause" (as provided in the agreement) and prohibits him from competing with the Company for two years following the termination of his employment agreement. The agreement provides for the payment of an initial annual base salary of $135,000, effective as of January 1, 1998. The agreement also provides for salary increases and bonuses as shall be determined at the discretion of the Board of Directors. Effective as of October 1, 1999, the Board of Directors approved an increase in Mr. Motter's annual base salary to $160,000, and effective as of July 1, 2000, the board approved an increase in his annual base salary to $200,000.

         The Company entered into employment agreements with Mark R. Miehle, which commenced on June 5, 2000 and will expire on June 4, 2003. The agreement requires Mr. Miehle to devote substantially all of his working time to the Company, provided that he may be terminated for "cause" (as provided in the agreement) and prohibits him from competing with the Company for two years following the termination of his employment agreement. The agreement provides for the payment of an initial annual base salary of $150,000, effective as of June 5, 2000, and the issuance of stock options to purchase 150,000 shares of the Company's Common Stock at $6.00 per share, to be vested in equal annual amounts over a three year period. The agreement also provides for salary increases and bonuses as shall be determined at the discretion of the Board of Directors.

Profit Sharing Plan

         On February 16, 1996, the Company adopted a Profit Sharing Plan, under which an amount equal to 10% of the pretax profits will be set aside for the benefit of officers and key employees. This funding will be paid to the officers and key employees as follows: Thomas W. Motter, Chairman of the Board and Chief Executive Officer--30%; and a pool of 70% to be allocated among the other officers and key employees as determined by the Compensation Committee and approved by the Board of Directors. This funding will only be paid if the qualified pretax profits exceed $10,000,000 for any fiscal year beginning October 1, 1996 and ending December 31, 2001. If the pretax profits reach $10,000,000 for any fiscal year, the entire pretax profits for that year will qualify for the funding. The plan expires at the end of its fifth fiscal year on December 31, 2001, when all funds held will be disbursed.

Limitation of Liability and Indemnification

         The Company reincorporated in Delaware in February 1996, in part, to take advantage of certain provisions in Delaware's corporate law relating to limitations on liability of corporate officers and directors. The Company believes that the reincorporation into Delaware, the provisions of its Certificate of Incorporation and Bylaws and the separate indemnification agreements outlined below are necessary to attract and retain qualified persons as directors and officers. The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. This provision is intended to allow the directors the benefit of Delaware General Corporation Law which provides that directors of Delaware corporations may be relieved of monetary liabilities for breach of their fiduciary duties as directors, except under certain circumstances, including breach of their duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, unlawful payments of dividends or unlawful stock repurchases or redemptions or any transaction from which the director derived an improper personal benefit. The Company's Bylaws provide that it shall indemnify its officers and directors to the fullest extent provided by Delaware law. The Bylaws authorize the use of indemnification agreements and the Company has entered into such agreements with each of its directors and executive officers.

Certain Relationships and Related Transactions

         The information set forth herein describes certain transactions between the Company and certain affiliated parties. Future transactions, if any, will be approved by a majority of the disinterested members of the Company and will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

         Patrick M. Kolenik, a director of the Company from November 1997 to January 21, 2000, is President, a director and a 25% shareholder of Win Capital Corp ("Win Capital"), the placement agent for the Company's Series C Convertible Preferred Stock offering, and Steven J. Bayern, a director of the Company from July 26, 1999 to January 21, 2000, is Chairman, a director and a 25% shareholder of Win Capital. Under the terms of an agency agreement with Win Capital, the Company agreed to pay to Win Capital a commission equal to 9% of the aggregate purchase price of the shares sold, or $269,820. Win Capital was also paid a nonaccountable expense allowance equal to 3% of the aggregate purchase price of the shares sold.

         The Company has also entered into an agreement with Win Capital dated August 20, 1997, wherein Win Capital agreed to perform unspecified investment banking services for the Company for a two year period, for which the Company agreed to pay Win Capital a monthly retainer of $2,000 for the first six months of the agreement, $4,000 per month for the second six months, and $6,000 per month for the remainder of the agreement. In an agreement entered into in February 1999, Win Capital agreed to accept $7,500 in cash plus $60,500 in Common Stock valued at the close of business the day prior to the initial close of the Company's Series D Convertible Preferred stock offering in addition to a $50,000 finders fee as it related to that offering. In addition, the Company issued warrants to Win Capital to purchase 191,000 shares of Common Stock at an exercise price of $3.00 per share in connection with the investment banking agreement and additional warrants to purchase 100,000 shares of common stock at $3.00 per share for services rendered in the private placement of Series C Convertible Preferred Stock.

         Prior to the initial closing of the Series D preferred stock offering, the Company borrowed $75,000 from Cyndel & Co., Inc. ("Cyndel"), of which Messrs. Kolenik and Bayern are each an officer, a director and a 50% shareholder of Cyndel, and $25,000 from Win Capital. The combined $100,000 loan bore interest at a rate of 10% per annum, and was paid back at the end of six months. The Company issued warrants to Cyndel to purchase 105,000 shares of Common Stock and warrants to Win Capital to purchase 35,000 shares of Common Stock, both at an exercise price equal to the closing price of the Common Stock on the business day immediately prior to the issuance date of the warrants, or $2.30 per share, the closing price of the Company's Common Stock on the business day immediately prior to the issue date of the warrants. The Company also entered into a one-year consulting agreement dated January 19, 1999, with Win Capital to provide financial consulting services to the Company in consideration for a fee of $5,000 per month for the term of the agreement.

         In addition, on April 23, 1999, the Company agreed to issue warrants to Cyndel to purchase 75,000 shares of Common Stock at an exercise price equal to $4.00 per share, upon the condition that Cyndel exercises its warrants to purchase 105,000 shares of Common Stock at $2.30 per share within 72 hours after receiving notice that a registration statement has become effective registering the shares issuable upon the exercise of the warrants to purchase 105,000 shares of Common Stock at $2.30 per share. On April 23, 1999, the Company also agreed to issue warrants to Win Capital to purchase 25,000 shares of Common Stock at an exercise price equal to $4.00 per share, upon the condition that Win Capital exercise its warrants to purchase 35,000 shares of Common Stock at $2.30 per share within 72 hours after receiving notice that a Registration Statement has become effective registering the shares issuable upon the exercise of the warrants to purchase 35,000 shares of Common Stock at $2.30 per share.

         On October 1, 1999, the Company entered into a consulting agreement with Cyndel, in which Cyndel agreed to perform unspecified investment banking services for the Company for a one-year period, for which the Company agreed to pay Cyndel a monthly retainer of $8,333.33, plus reimburse Cyndel for any expenses incurred in connection with such investment banking services. The October 1, 1999 consulting agreement was terminated when the Company entered into a new consulting agreement with Cyndel on April 1, 2000. Under the terms of the April 1, 2000 consulting agreement, Cyndel has agreed to perform unspecified investment banking services for the Company for a one-year period, for which the Company agreed to pay Cyndel a monthly retainer of $16,666.66, plus reimburse Cyndel for any expenses incurred in connection with such investment banking services.

         Besides a monthly retainer, the Company has agreed in the April 1, 2000 consulting agreement to pay Cyndel additional compensation of an unspecified amount to be mutually agreed upon if Cyndel brings to the Company a candidate for merger, acquisition, joint venture or other combination or relationship, and the Company enters into a business relationship with such entity. The April 1, 2000 consulting agreement is automatically renewable for additional, successive one-year periods through March 31, 2003, unless either party delivers to the other party on or before January 1 of the contract year written notice of its intent not to renew the agreement.

         Randall A. Mackey, a director of the Company since January 21, 2000, and a former director of the Company from September 1995 to September 3, 1998, is President and a shareholder of the law firm of Mackey Price & Williams, which rendered legal services to the Company in connection with the Company's public offering and other corporate matters. Legal fees and expenses paid to Mackey Price & Williams for the fiscal years ended December 31, 1999 and 2000 totaled $53,324 and $167,022, respectively.

         Thomas F. Motter, Chairman of the Board and Chief Executive Officer of the Company, leased his former residence, which he still owns, to the Company for $2,500 per month. The primary use of the residential property was for housing accommodations for the Company's employees living outside of Utah while they are working at the Company's corporate headquarters in Salt Lake City. The Company obtained an appraisal from an independent appraiser which has concluded that the monthly rate of $2,500 represented the fair market rate for leasing the residential property. The lease agreement was terminated on October 31, 2000.

Report of the Audit Committee

         The Company has an Audit Committee consisting of three non-management directors, Randall A. Mackey, Keith D. Ignotz, and Dr. David M. Silver. Each member of the audit committee is considered independent and qualified in accordance with applicable independent director and audit committee listing standards.

         The Company's Board of Directors has adopted a written charter for the Audit Committee and included such charter as an appendix to this proxy statement.

         During the year 2000, the Audit Committee met two times. The Audit Committee has met with management and discussed the Company's internal controls, the quality of the Company's financial reporting, the results of internal and external audit examinations, and the audited financial statements. In addition, the Audit Committee has met with the Company's independent auditors, Tanner & Co., and discussed all matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 61 (communication with audit committees). The Audit Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (independence discussions with audit committees), and considered with the auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2000 was compatible with the auditors' independence.

         In performing these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which is responsible for the integrity of the Company's internal controls and its financial statements and reports, and the Company's independent auditors, who are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and for issuing a report on these financial statements.

         Pursuant to the  reviews and  discussions  described  above,  the Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Compliance with Section 16(a) of the Securities and Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of any class of the Company's Common Stock to file initial reports of ownership and reports of changes of ownership of the Company's Common Stock. Such persons are also required to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of such reports received by it with respect to fiscal 2000, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with, except that (i) Keith D. Ignotz, through an oversight, filed a late report on Form 3 reporting his beneficial ownership when he was elected a director of the Company; and (ii) Thomas F. Motter, through an oversight, filed one late report on Form 4 reporting the receipt of a stock bonus.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of July 31, 2001 for (i) each executive officer of the Company, (ii) each director, (iii) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares, and (iv) all directors and officers as a group.

                                                                  Percent of
Name and Address(1)                       Number of Shares        Ownership(2)
------------------------------------------------------------------------------
Thomas F. Motter (3)                            445,570                3.4%
Mark R. Miehle (4)                               68,966                *
John W. Hemmer(5)                                18,363                *
Dr. David M. Silver (6)                          10,666                *
Randall A. Mackey (6)                                --                *
Keith D. Ignotz (7)                                 709                *
Executive officers and directors
   as a group (6 persons)                       544,274                4.3%

----------------------------

* Less than 1%.

(1) The address for Mr. Motter is c/o Paradigm Medical Industries, Inc., 2355 South 1070 West, Salt Lake City, Utah 84119. The address for Mr. Miehle is 1134 Greymoor Road, Birmingham, Alabama 35242. The address for Mr. Hemmer is 88 Meadow Road, Briarcliff Manor, New York 10510. The address for Mr. Mackey is 1474 Harvard Avenue, Salt Lake City, Utah 84105. The address for Dr. Silver is 17 Avalon Court, Bethesda, Maryland 20816. The address for Mr. Ignotz is 5597 Fitzpatrick Trace, Norcross, Georgia 30092.
(2) Assumes no exercise of the options described in this Proxy Statement or any other options or any warrants that the Company may have issued and no conversion of outstanding shares of the Company's Series A, Series B, Series C, Series D and Series E Preferred Stock into shares of Common Stock.
(3) Does not include options granted to Mr. Motter under the 1995 Option Plan to purchase 193,450 shares of Common Stock.
(4) Does not include options granted to Mr. Miehle to purchase 150,000 shares of Common Stock.
(5) Does not include options granted to Mr. Hemmer to purchase 60,000 shares of Common Stock or warrants granted to him to purchase 75,000 shares of Common Stock.
(6) Does not include options granted to each of Dr. Silver and Mr. Mackey to purchase 170,000 shares of Common Stock.
(7) Does not include options granted to Mr. Ignotz to purchase 75,000 shares of Common Stock.

               APPROVAL OF AMENDMENT TO THE 1995 STOCK OPTION PLAN

                                   Proposal 2

         The Board of Directors adopted on July 30, 2000, subject to the approval by the stockholders, an amendment (the "2001 Amendment") to the Company's 1995 Stock Option Plan. The 2001 Amendment increases from 1,700,000 to 2,700,000 the number of shares of the Company's Common Stock available for issuance under the 1995 Stock Option Plan. The Company has in the past used, and intends in the future to use, stock options as incentive devices to motivate and compensate its salaried officers and other key employees, and believes that equity incentives represented by stock options enhances the Company's ability in attracting and retaining the best possible persons for positions of significant responsibility by providing its officers and other key employees with additional incentives to contribute to the Company's success.

         Management further believes that the availability of such equity incentives has served, and will continue to serve, an important part in the implementation of the Company's acquisition strategy. As of July 31, 2001, options to purchase an aggregate of 85,300 shares of Common Stock have been exercised under the 1995 Plan; as of such date, options to purchase 872,540 shares of Common Stock were outstanding under the 1995 Stock Option Plan. Accordingly, options to purchase only 827,460 shares remain available for future grants under the 1995 Stock Option Plan as of such date.

         The Board of Directors recommends that the shareholders vote "FOR" approval of the 2001 Amendment.

         APPROVAL OF THE GRANTING OF STOCK OPTIONS TO OUTSIDE DIRECTORS

                                   Proposal 3

         The proposal would approve the granting of stock options to purchase 75,000 shares of Common Stock at an exercise price of $4.00 per share to each of Dr. David M. Silver, Randall A. Mackey and Keith D. Ignotz, outside directors of the Company, of which options to purchase 18,750 shares of Common Stock were fully vested as of January 8, 2001, the date of grant, with options to purchase 18,750 shares of Common Stock to be vested at the end of each three month period thereafter until all such options are vested. The options granted to Messrs. Silver, Mackey and Ignotz may be exercised at any time not later than January 8, 2006. The Company is required to register the shares of Common Stock issuable upon the exercise of the options.

         The options contain provisions that protect the holders against dilution by adjustment of the exercise price per share and the number of shares issuable upon exercise thereof upon the occurrence of certain events, including stock dividends, stock splits, mergers and the sale of substantially all of the Company's assets. The options are to be exercised by delivering to the Company payment of the purchase price of the shares to be purchased or by delivering shares of the Company's stock already owned by the holder and having a fair market value on the date of exercise equal to the exercise price of the option, or a combination of such shares and cash.

         The Board of Directors recommends that shareholders vote "FOR" approval of the granting of stock options to the outside directors.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                   Proposal 4

         The independent public accounting firm of Tanner & Co. has been the Company's independent accountants since fiscal year 1998. The Audit Committee has recommended and the Board of Directors has appointed Tanner & Co. for purposes of auditing the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. It is anticipated that representatives of Tanner & Co. will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire, and to be available to respond to appropriate questions.

         The  Board  of  Directors   recommends  that  shareholders  vote  "FOR"
ratification of the appointment of Tanner & Co. as the Company's independent accountants for fiscal 2001.

                AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN
                   AND IMPLEMENTATION FEES AND ALL OTHER FEES

         Fees for the year 2000 annual audit and related quarterly reviews were approximately $66,000, financial information systems design and implementation fees were approximately $118,000 and all other fees were approximately $29,000. Other fees consisted of preparation of corporate and state tax returns, assistance in filing of reports on the EDGAR system of the Securities and Exchange Commission, accounting consultations, and assistance with other filings made with the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

         The Company will provide without charge to any person from whom a Proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, excluding certain exhibits thereto, as filed with the Securities and Exchange Commission. Written requests for such information should be directed to Thomas F. Motter, Chairman and Chief Executive Officer, Paradigm Medical Industries, Inc., 2355 South 1070 West, Salt Lake City, Utah 84119.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. However, if any other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying Proxy to vote the shares they represent on such business in accordance with their best judgment. In order to assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please indicate your choices on the enclosed Proxy and date, sign and return it promptly in the postage pre-paid envelope provided. The signing and delivery of a Proxy by no means prevents you from attending the Annual Meeting.

                                             By order of the Board of Directors,



                                             Randall A. Mackey, Esq.
                                             Corporate Secretary

August 10, 2001.

                                                                         ANNEX A


                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

                        PARADIGM MEDICAL INDUSTRIES, INC.

                              Adopted June 13, 2000


I.       Purpose

         The Purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Paradigm Medical Industries, Inc. (the "Company") is to assist the Board in fulfilling its statutory and fiduciary oversight responsibilities relating to the Company's financial accounting, reporting and controls. The Committee's principal functions are to:

         (a) Monitor the periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Company's independent auditors, and the Company's financial and senior management.

         (b) Review and evaluate the independence and performance of the Company's independent auditors.

         (c) Facilitate communication among the Company's independent auditors, the Company's financial and senior management, and the Board/

         (d) Exercise an active oversight role with respect to the internal audit function.

         The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve thee functions, the Committee shall have unrestricted access to Company personnel and documents, and shall have authority to direct and supervise an investigation into any matters within the scope of its duties, including the power to retain outside counsel in connection with any such investigation.

         While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

This is the responsibility of management and the Company's independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and its independent auditors or to assure compliance with laws and regulations and the Company's policies and procedures.

II.      Membership

         All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         As of the date this charter is adopted and until June 13, 2001, the Committee shall consist of at least two members of the Board. At least a majority of the members shall be persons who are not officers or employees of the Company or any subsidiary and who do not have any other relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of June 14, 2001, the Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be "independent" as defined by the rules of The Nasdaq Stock Market, as they may be amended from time to time (the "Rules"), except as otherwise permitted by such Rules. Each member of the Committee shall have the ability to read and understand fundamental financial statements (or become able to do so within a reasonable time after joining the Committee) and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

III.     Meetings

         Meetings of the Committee shall be held from time to time as determined by the Board. The Committee should periodically meet with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee. The Committee members, or the Chair of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis in connection with their review of the Company's financial statements.

IV.      Responsibilities and Duties - Independent Auditors

         The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

         1. Review the Company's quarterly and annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the Securities and Exchange Commission.

         2. In connection with the Committee's review of the annual financial statement:

              (a) Discuss with the independent auditors and management the financial statements and the results of the independent auditors' audit of the financial statements.

              (b) Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors' judgments about the quality and appropriateness of the Company's account principles, the reasonableness of significant judgments, the clarity of the disclosures in the Company's financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         3. In connection with the Committee's review of the quarterly financial statements:

              (a) Discuss with the independent auditors and management the results of the independent auditors' SAS 71 review of the quarterly financial statements.

              (b) Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

         4. Discuss any comments or recommendations of the independent auditors outlined in their annual management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

         5. Discuss with the independent auditors and management the periodic reviews of the adequacy of the Company's accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the audit committee by each group.

         6. Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company's financial statements and any other matters that the Company or these groups believe should be discussed privately with the Committee.

         7.   Review  the   independence  and  performance  of  the  independent
              auditors. Recommend to the Board of Directors the appointment or discharge of the independent auditors.

         8. Communicate with the Company's independent auditors about the Company's expectations regarding its relationship with the auditors, including the following: (i) the independent auditors' ultimate accountability to the Board and the Committee, as representatives of the Company's shareholders; and (ii) the ultimate authority and responsibility of the Board and the Committee to select, evaluate and, where appropriate, replace the independent auditors.

         9. Review and approve processes and procedures to ensure the continuing independence of the Company's independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

         10.  Review the independent auditor's audit plan.

         11. Approve the fees and other significant compensation to be paid to the independent auditors.

V.       Responsibilities and Duties - Internal Audit

         1. The audit committee meets with internal auditing to review the audit plan and help ensure the effectiveness of overall controls.

         2.   The  audit   committee   receives   briefing  on  internal   audit
              activities, including significant conditions and weaknesses.

         3. As part of its active oversight role of the internal auditing function, the audit committee should also review and approve the internal audit charter and concur in the appointment or removal of the director of internal auditing.

         4. Periodically consult with the Controller out of the presence of management about internal controls.

VI.      Other Matters

         1. Periodically review the status of any legal matters that could have a significant impact on the Company's financial statements.

         2. Annually prepare a report to the Company's stockholders for inclusion in the Company's annual proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

         3. Maintain minutes of meetings and periodically report to the Board of Directors on significant matters related to the Committee's responsibilities.

         4. Review and reassess the adequacy of the Committee's charter at least annually, Submit the charter to the Company's Board of Directors for review and include a copy of the charter as an appendix to the Company's proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time (currently, once every three years).

         5. Perform any other activities by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company's Common Stock is listed, and perform other activities that are consistent with this charter, the Company's Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

VII.     Minutes

         The Committee will maintain written minutes of its meetings, which will be filed within the Company's minute books along with the minutes of the meetings of the Board. The Committee also will issue reports as required to comply with the SEC proxy rules and other applicable laws and regulations.

                        PARADIGM MEDICAL INDUSTRIES, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                               September 11, 2001

                      THIS PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF DIRECTORS OF
                        PARADIGM MEDICAL INDUSTRIES, INC.

The undersigned hereby appoints Thomas F. Motter and Randall A. Mackey or either of them, each with full power of substitution, as proxies to vote at the Annual Meeting of Shareholders to be held on Tuesday, September 11, 2001, beginning at 10:00 a.m., local time, at the corporate headquarters of Paradigm Medical
Industries, Inc. at 2355 South 1070 West, Salt Lake City, Utah, and at all adjournments thereof, all shares of common stock which the undersigned would be entitled to vote on matters set forth below, if personally present:

1.   ELECTION  OF  DIRECTORS,  NOMINEES:   THOMAS F. MOTTER,  RANDALL A. MACKEY,
     DR. DAVID M. SILVER AND KEITH D. IGNOTZ.

     |_|   FOR   all  nominees  listed  (except  as indicated  in writing to the contrary below)

     |_|   WITHHOLD AUTHORITY to vote for all nominees listed below

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name here:

 -------------------------------------------------------------------------------

2. APPROVAL OF THE AMENDMENT TO THE 1995 STOCK OPTION PLAN TO AUTHORIZE AN ADDITIONAL 1,000,000 SHARES OF COMMON STOCK

     |_|   FOR                      |_|   AGAINST             |_|   ABSTAIN

3.   APPROVAL OF THE GRANTING OF STOCK OPTIONS TO THE OUTSIDE DIRECTORS.

     |_|   FOR                      |_|   AGAINST             |_|   ABSTAIN

4.   RATIFICATION   OF   APPOINTMENT   OF    TANNER &  CO.  AS   THE   COMPANY'S
     INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001.

     |_|   FOR                      |_|   AGAINST             |_|   ABSTAIN

5. IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
---------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

DATED ______________________________, 2001.

SIGNATURE: _____________________________________________________________________

(This proxy should be marked, dated and signed by each shareholder exactly as such shareholder's name appears hereon and returned promptly. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. If a corporation, please sign in full corporation name by the President or by an authorized corporate officer. If a partnership, please sign in partnership name by an authorized person).

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 10-KSB
(Mark One)
[X] Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the year ended December 31, 2000

[ ] Transition report pursuant to Section 13 or 15(d) of the Securities Exchange
    Act of 1934

                           Commission File No. 0-28498


                       PARADIGM MEDICAL INDUSTRIES, INC.
                 (Name of small business issuer in its charter)

          DELAWARE                                               87-0459536
(State or other jurisdiction                                 IRS Identification
of incorporation or organization)                                  Number

2355 South 1070 West, Salt Lake City, Utah                      84119
  (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including Area Code  (801) 977-8970
         Securities registered under Section 12(b) of the Exchange Act:

                                                   Name of each exchange on
       Title of each class                             which registered
       -------------------                             ----------------
              (None)                                         (None)

         Securities registered under Section 12(g) of the Exchange Act:

                   Common Stock, par value $.001 per share
                                (Title of class)

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [X]  No [ ]

Indicated by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained in herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.
[ ]

Registrant's revenues for the fiscal year ended December 31, 2000 were $7,989,000.

The aggregate market value of the voting stock held by non-affiliates of the Registrant as of April 6, 2001 was approximately $23,539,000 based on the closing price on that date on the Nasdaq SmallCap Market.

As of March 23, Registrant had outstanding 12,792,876,shares of Common Stock, 5,957 shares of Series A Preferred Stock, 15,236 shares of Series B Preferred Stock, no shares of Series C Preferred Stock and 46,500 shares of Series D Preferred Stock.

                       DOCUMENTS INCORPORTED BY REFERENCE:

Additional documents set forth in Part IV hereof are incorporated by reference.


   Transitional Small Business Disclosure Format (check one): Yes [ ] No [X]


                                     PART I

Item 1. Description of Business
-------------------------------

General

         The Company develops, manufactures, sources, markets and sells ophthalmic surgical and diagnostic instrumentation and related accessories, including disposable products. The Company's surgical equipment is designed for minimally invasive cataract treatment. The Company markets three cataract surgery systems with related accessories and disposable products. The Company's flagship cataract removal system, the Photon(TM), is a laser cataract surgery system marketed as the next generation of cataract removal. The Photon(TM) product is currently undergoing investigational trials in the United States. The Photon(TM) is available for sale in many markets outside of the United States. The Photon(TM) is manufactured and marketed with the Precisionist(TM), an ultrasonic cataract removal system. Both the Photon(TM) and the Precisionist(TM) are manufactured as an Ophthalmic Surgical Workstation (TM). The Company plans to market the Ophthalmic Surgical Workstation (TM) as a plug-in module for the Photon(TM) and other lasers for use in eyecare and other medical specialties.

         The Company's diagnostic products include a pachymeter, an A-Scan, an A/B Scan, an UBM biomicroscope, a perimeter, a corneal topographer and the Blood flow Analyzer (TM). The diagnostic ultrasonic products including the pachymeter, the A-Scan, the A/B Scan and the UBM biomicroscope were acquired from Humphrey Systems, a division of Carl Zeiss, in 1998. The perimeter and the corneal topographer were added when the company acquired the outstanding shares of the stock of Vismed, Inc. d/b/a/ Dicon (TM) in June of 2000. The Company purchased O.B.F. Labs in June of 2000 whose principal product is the Blood Flow
Analyzer(TM). This product is designed for the measurement of intraocular pressure and pulsatile ocular blood flow volume for detection and treatment of glaucoma. The Company is currently developing additional applications for all of its diagnostic products.

         A cataract is a condition, which largely affects the elderly population, in which the natural lens of the eye hardens and becomes cloudy, thereby reducing visual acuity. Treatment consists of removal of the cloudy lens and replacement with a synthetic lens implant, which restores visual acuity. Cataract surgery is the single largest volume and revenue producing outpatient surgical procedure for ophthalmologists worldwide. The Health Care Finance Administration reports that in the United States approximately 2 million cataract removal procedures are performed annually, making this the largest outpatient procedure reimbursed by Medicare. Most cataract procedures are performed using a method called phacoemulsification or "phaco", which employs a high frequency (40 kHz to 60 kHz) ultrasonic probe needle device to fragment the cataract while still in the eye and remove it in pieces by suction through a small incision.

         The  Company   manufactures   and  sells  three  phaco   systems   with
instruments, accessories and disposable products. The Odyssey(TM) is a low-cost portable system intended primarily for the international market.

         The Paradigm SIStem(TM) is a mid-range priced ultrasonic phaco and competes in the market segment that wants an ultrasonic phaco only. Paradigm acquired both technologies from Mentor in October 1999.

         The Precisionist(TM) Ocular Surgery Workstation(TM) is the Company's newest generation system, which is the base for its expandable surgical "workstation" platform. This new fluidics system provides greater control for the surgeon and allows the safe operation at much higher vacuum settings by sampling changes in aspiration 100 times per second. Greater vacuum in phaco surgery means less use of ultrasound or laser energy to fragment the cataract and less chance for surrounding tissue damage.

         The Company believes that in certain surgical conditions, its laser system will be easier to use and safer than present phaco systems. The probe will be smaller than typical probes, which employ an ultrasonic needle and will deliver laser energy directly to the desired tissue area by means of a smooth blunt end. The laser probe has been shown to eliminate high-frequency vibrations in the eye and to significantly reduce heat build-up which is one of the complications associated with ultrasound phaco. In 1996, the Company received FDA approval to conduct clinical trials in the United States with the Photon(TM) laser system. During these Phase I clinical trials the Company discovered that the Photon(TM) laser system was effective in removing softer grade cataracts. The Company also discovered that the Photon(TM) laser System may not effectively remove harder grade cataracts, although hard cataracts can be removed using the already existing ultrasound capability of the Workstation(TM). The Company completed its Phase I clinical trials in 1997, and received FDA approval to proceed to an expanded Phase II clinical trial to refine the laser system and to provide the statistical data required to approve the Photon(TM) laser system for laser cataract removal. There is no assurance, however, that the Company will successfully complete the Phase II clinical trials or be successful in improving the laser system, or that additional disadvantages or problems unique to the Photon(TM) laser system will not be discovered during the Phase II clinical trials or following FDA approval of the system.

         In addition to cataract surgery, the Company believes that its Photon(TM) laser system is capable of being configured with specialty probes for use in other ophthalmic surgical procedures. In October of 2000, the Company received FDA approval for the Photon(TM) Workstation(TM) with a 532nm green laser. This approval represents only one of the potential applications that could represent substantial growth opportunities including additional sales of equipment, instruments, accessories and disposables. However, there can be no assurance that these applications will be developed or approved. Further there is no guarantee that the laser will be accepted by the ophthalmic surgery market in this capacity.

         In June 1997, the Company received FDA clearance to market the Blood Flow Analyzer(TM) for measurement of intraocular pressure and pulsatile ocular blood flow for the detection of glaucoma and other retina related diseases. Ocular blood flow is critical, the reduction of which may cause nerve fiber bundle death through oxygen deprivation thus resulting in visual field loss associated with glaucoma. The Company's Blood Flow Analyzer(TM) is a portable automated in-office system that presents an affordable method for ocular blood flow testing for the ophthalmic and optometric practitioner. In June of 2000 the company purchased O.B.F. Labs, the manufacture of the Blood Flow Analyzer(TM). The terms and conditions of the sales were $100,000 in cash and 100,000 shares of common stock.

         On June 26, 1998, the Company entered into a Co-Distribution Agreement with Pharmacia Corporation ("Pharmacia") & Upjohn Company and MAXXIM Corporation, which provides for the marketing and sale of a range of ophthalmic products. Under the terms of the Co-Distribution Agreement, the Company, Pharmacia and MAXXIM will offer a comprehensive package of products to cataract surgeons, including cataract surgical equipment, intraocular lens implants, intraocular pharmaceuticals, surgical instruments and sterile procedural packs. The Company will provide the Precisionist(TM) for distribution and sale under the Co-Distribution Agreement. The Pharmacia products to be distributed as part of the Co-Distribution Agreement include the Healon(R) and Healon-GV(R), and Healon V, the new visco-elastic solution, scheduled for introduction mid-year 2000. Pharmacia also manufactures the CeeOn line of foldable, small intraocular lens implants, designed to replace the natural lens removed during cataract surgery.

         On July 23, 1998, the Company entered into an Agreement for Purchase and Sale of Assets with the Humphrey Systems Division of Carl Zeiss, Inc. to acquire the ownership and manufacturing rights to certain assets of Humphrey Systems that are used in the manufacturing and marketing of an ultrasonic microprocessor-based line of ophthalmic diagnostic instruments, including the Ultrasonic Biometer Model 820, the A/B Scan System Model 837, the Ultrasound

Pachymeter Model 855, and the Ultrasound Biomicroscope Model 840, and all accessories, packaging and end-user collateral materials for each of the product lines for the sum of $500,000, payable in the form of 180,000 shares of Common Stock which were issued to Humphrey Systems and 26,316 shares of Common Stock which were issued to business broker Douglas Adams.

         The rights to the ophthalmic diagnostic instruments which have been purchased from Humphrey Systems under the Agreement complement both the Company's cataract surgical equipment and its ocular Blood Flow Analyzer(TM). The Ultrasonic Biometer calculates the prescription for the intraocular lens to be implanted during cataract surgery. The Ultrasound Pachymeter measures corneal thickness for the new refractive surgical applications that eliminate the need for eyeglasses and for optometric applications including contact lens fitting. The A/B Scan System combines the Ultrasonic Biometer and ultrasound imaging for advanced diagnostic testing throughout the eye and is a viable tool for retinal specialists. The Ultrasound Biomicroscope utilizes microscopic digital ultrasound resolution for detection of tumors and improved glaucoma management.

         On October 21, 1999, the Company purchased Mentor's surgical product line, consisting of the Phaco SIStem(TM), the Odyssey(TM) and the Surg-E-Trol(TM). This acquisition rounds out the Company's cataract surgery product line by adding high-quality, moderately priced cataract surgery products. The transaction was paid for with $1.5 million worth of Paradigm common stock.

         On June 5, 2000, the Company purchased Vismed Inc. d/b/a Dicon (TM) under a pooling of interest accounting treatment. The purchase included the Dicon (TM) perimeter product line consisting of the LD 400, the TKS 4000, the SST(TM), FieldLink(TM), FieldView(TM) and Advanced FieldView and the corneal topographer product line, the CT 200(TM), the CT 50 and an ongoing service and software business. Perimeters are used to determine retinal sensitivity testing the visual pathway. Corneal topographers are used to determine the shape and integrity of the corneal, the anterior surface of the eye. Corneal topographers are used for the refractive surgical applications that eliminate the need for eyeglasses and for optometric applications including contact lens fitting.

Background

         Corporate  History:  The Company's  business  originated  with Paradigm
Medical, Inc., a California corporation formed in October 1989 "PMI". PMI developed the Company's present ophthalmic business and was operated by its founders Thomas F. Motter and Robert W. Millar. In May 1993, PMI merged with and into the Company. At the time of the merger, the Company was a dormant public shell existing under the name French Bar Industries, Inc. ("French Bar"). French Bar had operated a mining and tourist business in Montana. Prior to its merger with PMI in 1993, French Bar had disposed of its mineral and mining assets in a settlement of outstanding debt and had returned to the status of a dormant entity. Pursuant to the merger, the Company caused a 1-for-7.96 reverse stock split of its shares of Common Stock. The Company then acquired all of the issued and outstanding shares of Common Stock of PMI using shares of its own Common Stock as consideration. As part of the merger, the Company changed its name from French Bar Industries, Inc. to Paradigm Medical Industries, Inc. and the management of PMI assumed control of the Company. In April 1994, the Company caused a 1-for-5 reverse stock split of its shares of Common Stock. In February 1996, the Company re-domesticated to Delaware pursuant to a reorganization.

Overview

         Disorders of the Eye: The human eye is a complex organ which functions much like a camera, with a lens in front and a light-sensitive screen, the retina, in the rear. The intervening space contains a transparent jelly-like substance, the vitreous, which together with the outer layer, the sclera and cornea, helps the eyeball to maintain its shape. Light enters through the cornea, a transparent domed window at the front of the eye. The size of the pupil, an aperture in the center of the iris, controls the amount of light that is then focused by the lens onto the retina as an upside-down image. The lens is the internal optical component of the eye and is responsible for adjusting focus. The lens is enclosed in a capsule. The retina is believed to contain more than 130 million light-receptor cells. These cells convert light into nerve impulses that are transmitted right-side up by the optic nerve to the brain, where they are interpreted. Muscles attached to the eye control its movements.

         Birth defects, trauma from accidents, disease and age related deterioration of the components of the eye can all contribute to eye disorders. The most common eye disorders are either pathological or refractive. Many pathological disorders of the eye can be corrected by surgery. These include cataracts (clouded lenses), glaucoma (elevated pressure in the eye), corneal disorders such as scars, defects and irregular surfaces, and vitro-retinal disorders such as the attachment of membrane growths to the retina causing blood leakage within the eye. All of these disorders can impair vision. Many refractive disorders can be corrected through the use of eyeglasses and contact lenses. Myopia (nearsightedness), hyperopia (farsightedness) and presbyopia (inability to focus) are three of the most common refractive disorders.

         Ultrasound Technology: Ultrasound devices have been used in ophthalmology since the late 1960's for diagnostic and surgical applications when treating or correcting eye disorders. In diagnostics, ultrasound instruments are used to measure distances and shapes of various parts of the eye for prescription of eyeglasses and contact lenses and for calculation of lens implant prescriptions for cataract surgery treatment. These devices emit sound waves through a hand-held probe that is placed onto or near the eye with the sound waves emitted being reflected by the targeted tissue. The reflection "echo" is computed into a distance value that is presented as a visual image, or cross-section of the eye, with precise measurements displayed and printed for diagnostic use by the surgeon.

         Surgical use of ultrasound in ophthalmology is limited to treatment of cataractous lenses in the eye through a procedure called phacoemulsification or "phaco." A primary objective of cataract surgeries is the removal of the opacified (cataractous) lens through an incision that is as small as possible. The opacified lens is then replaced by a new synthetic lens intraocular implant ("IOL"). Phaco technology involves a process by which a cataract is broken into small pieces using ultrasonic shock waves delivered through a hollow, open-ended metal needle attached to a hand-held probe. The fragments of cataractous tissue are then removed through aspiration. Phaco systems were first designed in the late 1960's after various attempts by surgeons to use other techniques to remove opacified lens, including crushing, cutting, freezing, drilling and applying chemicals to the cataract. By the mid-1970's, ultrasound had proven to be the most effective technology to fragment cataracts. Industry sources indicate that phaco cataract treatment is the technology for cataract removal used in over 80% of surgeries in the United States and over 20% of all foreign surgeries.

         Laser Technology: The term "laser" is an acronym for Light Amplification by Stimulated Emission of Radiation. Lasers have been commonly used for a variety of medical and ophthalmic procedures since the 1960's. Lasers emit photons into a highly intense beam of energy that typically radiates at a single wavelength or color. Laser energy is generated and intensified in a laser tube or solid-state cavity by charging and exciting photons of energy contained within material called the lazing medium. This stored light energy is then delivered to targeted tissue through focusing lenses by means of optical mirrors or fiber optics. Most laser systems use solid state crystals or gases as their lazing medium. Differing wavelengths of laser light are produced by the selection of the lazing medium. The medium selected determines the laser wavelength emitted, which in turn is absorbed by the targeted tissue in the body. Different tissues absorb different wavelengths or colors of laser light. The degree of absorption by the tissue also varies with the choice of wavelength and is an important variable in treating various tissue. In a surgical laser, light is emitted in either a continuous stream or in a series of short duration "pulses," thus interacting with the tissue through heat and shock waves, respectively. Several factors, including the wavelength of the laser and the frequency and duration of the pulse or exposure, determine the amount of energy that interacts with the targeted tissue and, thus, the amount of surgical effect on the tissue.

         Lasers are widely accepted in the ophthalmic community for treatment of certain eye disorders and are popular for surgical applications because of their relatively non-invasive nature. In general, ophthalmic lasers, such as argon, Nd:YAG and excimer (argon-fluoride) are used to coagulate, cut or ablate targeted tissue. The argon laser is used to treat leaking blood vessels on the retina (retinopathy) and retinal detachment. The excimer laser is used corneal refractive surgery. The Nd:YAG pulsed laser is used to perforate clouded posterior capsules (posterior capsulotomy) and to relieve glaucoma-induced elevated pressure in the eye (iridotomy, trabeulorplasty, transcleral cyclophotocoqulation). Argon, Nd:YAG and excimer lasers are primarily used for one or two clinical applications each. In contrast to these conventional laser systems, the Company's Photon(TM) laser cataract system is designed to be used for multiple ophthalmic applications, including certain new applications that may be made possible with the Company's proprietary technology. Such new applications, however, must be tested in clinical trials and be approved by the FDA.

Products

         The Company's principal surgical products are systems for use by ophthalmologists to perform surgical treatment procedures to remove cataracts. In 1990, the Company received clearance from the FDA pursuant to Section 510(k) of the Food, Drug and Cosmetics Act (the "FDC Act") on its Precisionist 3000(TM) phaco system for cataract surgery, which system was upgraded to the Precisionist 3000 Plus(TM) in 1994. The Company also completed its preclinical in vitro and in vivo (animal) testing of its Photon(TM) laser cataract surgical system and submitted a Section 510(k) Premarket Notification to the FDA for the Photon(TM) laser cataract system in September 1993, with a follow-up Investigational Device Exemption ("IDE") application submitted in October 1994 to provide additional clinical data through human cases to support its earlier filing. The IDE was approved in May 1995. Phase I clinical trials were begun in April 1996 with surgeries completed in December 1996. Patient follow-up examinations as mandated by the FDA study were completed in July 1997, and the Company submitted its final report to the FDA thereafter. During the Phase I clinical trials the Company discovered that the Nd:YAG (Neodymium: Yttrium-Aluminum-Garnet) laser system is most effective on soft cataracts. Hard cataracts can be removed using the already existing ultrasound capability of the Workstation(TM). The FDA approved Phase II trials on soft cataracts in May 1998. Seven laser systems are now installed in the United States and surgeries are being performed with trial completion expected in the first half of 2001.

         The Company received a warning letter dated August 30, 2000, from the Office of Compliance, Center for Devices and Radiological Health of the Food and Drug Administration ("FDA") relating to the human clinical trials of its Photon(TM) Laser Cataract System. The warning letter concerns the conditions found by the FDA during several audits at Company's clinical sites. The Company responded to the warning letter in a submission dated September 27, 2000. In the submission the Company took corrective action that included submitting a revised clinical protocol and case report forms and procedures for the collection and control of data. In a subsequent letter dated November 2, 2000 to the Company, the FDA requested clarification of two issues. The Company believes that these issues have been resolved. Subsequent to the warning letter the Company has received approval to continue its clinical trials and is the process of collecting more data.

         The Odyssey(TM): The Odyssey(TM) replaced the Precisionist 3000 and Precisionist 3000 Plus. The Odyssey(TM) is a reliable, portable, low-cost phaco system, with a very low operating cost. The primary market for the Odyssey(TM) is in foreign countries where phaco technology is emerging and price-points are relatively low. The Odyssey(TM) is also a reliable back-up system. The system features a simple analog presentation of the ultrasound power, and aspiration. The Odyssey (TM) provides the basic standard features for phaco surgery including continuous ultrasound tuning, ultrasound energy regulation and anterior vitrectomy.

         The SIStem(TM): The SIStem(TM) is the Company's state-of-the-art phacoemulsification system, bridging the gap between the Odyssey(TM) and the Precisionist(TM). The SIStem(TM) is designed to be a full-featured, cost-effective, reliable phaco machine. The competitive feature package includes automated priming and tuning, error detection, audible feedback, patented fluidics system, pneumatic vitrectomy and bipolar electrosurgical coagulation. With both reusable and single-use consumables, the SIStem(TM) is positioned for the world's primary ultrasonic phaco markets, including the United States, Europe and Asia.

         Precisionist ThirtyThousand(TM): The Precisionist ThirtyThousand(TM) (the "Precisionist(TM)") is the Company's core phaco surgical technology and the base system for its Precisionist(TM) Ocular Surgery Workstation(TM). The Precisionist(TM) was placed into production and sale in 1997. As a phaco cataract surgery system, the Company believes the Precisionist(TM) with its new fluidics panel is equal or superior to the present competitive systems in the United States. The system features a graphic color display and unique proprietary on-board computer and graphic user interface linked to soft-key membrane panels for flexible programmable operation. The system provides real-time "on-the-fly" adjustment capabilities for each surgical parameter during the surgical procedure for high-volume applications. In addition, the Precisionist(TM) provides one hundred pre-programmable surgery set-ups, with a second level of sub-programmed custom modes within each major surgical screen (i.e., ultrasound phaco and irrigation/aspiration modes). The Precisionist(TM) features the Company's newly developed proprietary fluidics panel which is completely non-invasive for improved sterility and to provide a surgical environment in the eye that virtually eliminates fluidic surge and chamber maintenance problems normally associated with phaco cataract surgery. This new fluidics system provides greater control for the surgeon and allows a safe operation at much higher vacuum settings by sampling changes in aspiration 100 times per second. Greater vacuum in phaco surgery means less use of ultrasound or laser energy to fragment the cataract and less chance for surrounding tissue damage. In addition to the full complement of surgical modalities (e.g., irrigation, aspiration, bipolar coagulation and anterior vitrectomy), system automation includes "dimensional" audio feedback of vacuum levels and voice confirmation for major system functions, providing an intuitive environment in which the advanced phaco surgeon can concentrate on the surgical technique rather than the equipment.

         Photon(TM) Workstation: The Precisionist(TM) Ocular Surgery Workstation(TM) (the Workstation(TM)) which comprises the base system for the Precisionist(TM) is the first system to the knowledge of the Company which uses the expansive capabilities of today's advanced computer technology to offer seamless open architecture expandability of the system hardware and software modules. The Workstation(TM) utilizes an embedded computer developed for the Company and controlled by a proprietary software system developed by the Company that interfaces with all components of the system: ultrasound, fluidics
(irrigation), aspiration, venting, coagulation and anterior vitrectomy (pneumatic). Each component is controlled as a peripheral module within this fully integrated system. This approach allows for seamless expansion and refinement of the Workstation(TM) with the ability to add other hardware and software features. Expansion such as the Company's Photon(TM) laser system, when approved by the FDA, and hardware for additional surgical applications are easily implemented by means of a pre-existing expansion rack which resides in the base of the Workstation. These expanded capabilities could include, but would not be limited to laser systems, video surgical fiber optic imaging, cutting and electrosurgery equipment. However, there is no guarantee that the Workstation(TM) will be accepted in the market place.

         Photon(TM) Laser System: The Photon(TM) laser cataract system, which is still subject to FDA approval, is designed to be installed as a seamless plug-in upgrade or add-on to the Company's Precisionist(TM) Ocular Surgery Workstation(TM). The plug-in platform concept is unique in the ophthalmic surgical market for systems of this magnitude and presents a unique market opportunity for the Company. The main elements of the laser system are the
Nd:YAG laser  module,  Photon(TM)  laser  software  package and  interchangeable disposable hand-held fiber optic laser Photofragmentation Probe(TM) (the "LCP"(TM). The Photon(TM) laser utilizes the on-board microprocessor computer of the Workstation(TM) to generate short pulse laser energy developed through the patented LCP(TM) to targeted cataract tissue inside the eye, while simultaneously irrigating the eye and aspirating the diseased cataract tissue from the eye. The probe is smaller in diameter than conventional ultrasound phaco needles and presents no damaging vibration or heat build-up in the eye. The Company's Phase I clinical trials demonstrated that this probe can easily reduce the size of the cataract incision from 3.0 mm to under 2.0 mm thereby reducing surgical trauma and complementing current foldable intraocular implant technology. The laser probe may also eliminate any possibility for burns around the incision or at the cornea and may therefore be used with cataract surgery techniques which utilize a more delicate clear cornea incision which can eliminate sutures and be conducted with topical anesthesia. However, this system may not effectively remove harder grade cataracts. Harder grade cataracts can be removed using the already existing ultrasound capability of the Workstation(TM).

The Company intends to refine the laser delivery system and laser cataract surgical technique used on soft cataracts through expanded research and clinical studies. As far as the Company can determine, no integrated single laser photofragmenting probe is presently available on the market that uses laser energy directly, contained in an enclosed probe, to plasmatize cataract tissue at a precise location inside the eye while simultaneously irrigating and aspirating the site.

         The Company's laser system is based upon the concept that pulsed laser energy produced with the micro-processor controlled Nd:YAG laser system provides ophthalmic surgeons with a more precise and less traumatic alternative in cataract surgery. Although conventional ultrasonic surgical systems have proven effective and reliable in clinical use for many years, their use of high frequency shock waves and vibration to fragment the cataract can make the procedure difficult and can present risk of complication both during and after surgery. In contrast, the Company's laser system, which utilizes short centralized energy bursts, should permit the delivery of the laser beam with less trauma to adjacent tissue. Therefore, unlike ultrasonic systems, whose vibrations and shock waves affect (and can damage) non-cataractous tissues within the eye, the Company's Photon(TM) laser cataract system should only affect tissues that come into direct contact with it.

         Surgical Instruments, Accessories and Disposables: In addition to the cataract surgery equipment, the Company is aggressively pursuing development and product introductions for a range of cataract surgery instruments and accessories that will be sold with its surgical systems and will complement other competitive systems. In January 1998, the Company received FDA 510(k) clearance for a line of proprietary titanium ultrasonic phaco needles it produces at its Salt Lake City facility. The needles were released for sale in May 1998 in a sterile Phaco PAK (TM). In May 1998, the Company received FDA 510(k) clearance for a line of irrigation/aspiration probes and tips. Product release occurred in October 1998. These products and additional instruments were previously sourced from third-party vendors. The Company believes that by developing its own instruments and accessories it can improve product performance, introduce innovative differentiation and improve sales margins. The Company's surgical systems utilize or will utilize accessory instruments and disposables, some of which are proprietary to the Company. These include replacement ultrasound tips, sleeves, tubing sets and fluidics packs, instrument drapes and laser cataract probes. The Company intends to expand its disposable accessories as it further penetrates the cataract surgery market and expands the treatment applications for its Workstation.

         Diagnostic Eye Care Products: Glaucoma is a second leading cause of adult blindness in the world. Glaucoma is described as a partial or total loss of visual field resulting from certain progressive disease or degeneration of the retina, macula or nerve fiber bundle. The cause and mechanism of the glaucoma pathology is not completely understood. Present detection methods focus on the measurement of intraocular pressure in the eye, visual field and observation of the optic nerve head to determine the possibility of pressure being exerted upon the retina, and optic nerve fiber bundle, which can diminish visual field. Recently, retinal blood circulation has been indicated as a key component in the presence of glaucoma. Several companies produce color Doppler equipment in the $80,000 price range intended to provide measurement of ocular blood flow activity in order to diagnose and treat glaucoma at an earlier stage.

         In June 1997, the Company received FDA clearance to market the Blood Flow Analyzer(TM) for early detection and treatment management of glaucoma and other retina related diseases. The device measures not only intraocular pressure but also pulsatile ocular blood flow, the reduction of which may cause nerve fiber bundle death through oxygen deprivation thus resulting in visual field loss associated with glaucoma. The Company's Blood Flow Analyzer(TM) is a portable automated in-office system that presents an affordable method for ocular blood flow testing for the ophthalmic and optometric practitioner that is marketed for around $10,000.

         Blood Flow Analyzer(TM): This was the Company's first diagnostic eye care device. The device is manufactured for the Company and is being marketed by the Company pursuant to a license agreement. The device is a portable desktop system that utilizes a proprietary patented pneumatic Air Membrane Applanation Probe(TM) (the "AMAP TM") which is attached to any model of standard examination slitlamp which is then placed on the cornea of the patient's eye to measure the intraocular pressure within the eye. The device is unique in that it reads a series of intraocular pressure pulses over a short period of time (approximately five to ten seconds) and generates a wave form profile which can be correlated to blood flow volume within the eye. The blood flow volume is calculated by a proprietary software algorithm developed by David M. Silver, Ph.D., at Johns Hopkins. The device presents a numerical intraocular pressure reading and blood flow analysis rating in a concise printout which is affixed to the patient history file. In addition, the data generated by the device can be downloaded to a personal computer system for advanced database development and management. The Company markets the Blood Flow Analyzer(TM) as a stand-alone Model 100 SE unit, and packaged with a custom built computer system as the Model 100 LE. The Blood Flow Analyzer(TM) utilizes a single-use disposable cover for its AMAP(TM) corneal probe which is shipped in sterile packages. The AMAP (TM) probe tip cover provides accurate readings and acts as a prophylactic barrier for the patient. The device has been issued a patent in the European Economic Community and the United States and has a patent pending in Japan. The FDA cleared the Blood Flow Analyzer(TM) for marketing in June 1997 and the Company commenced selling the system in September 1997. In addition to the Humphrey products, this diagnostic product will permit the Company to expand its market to approximately 35,000 optometry practitioners in the United States in addition to the approximately 18,000 ophthalmic practitioners who currently perform eye surgeries and are candidates for the Company's surgical systems. International sales of the Blood Flow Analyzer(TM) will be further expanded in 1999.

         Dicon(TM) perimeters consisting of the LD 400, the TKS 4000, the SST(TM), FieldLink(TM), FieldView(TM) and Advanced FieldView Perimeters, are used to determine retinal sensitivity, testing the visual pathway. Perimeters have become standard for care in the detection and monitoring of Glaucoma worldwide. Perimetry is reimbursable worldwide. The Dicon(TM) perimeters feature patented kinetic fixation and voice synthesis now in 27 different languages. Software programs are sold to assist in the analysis of the test results.

         Dicon(TM) corneal topographers include the CT 200(TM) and the CT 50. Corneal topographers are used to determine the shape and integrity of the cornea, the anterior surface of the eye. Clinical applications for corneal topographers include refractive surgery that eliminates the need for eyeglasses and optometric applications including contact lens fitting.

         Pachymetric Analyzer: Paradigm produces two Ultrasonic Pachymeters used for measurement of corneal thickness. The Model P55 is positioned as a standard office pachymeter. This device is targeted to the refractive surgery market.

         Ultrasonic A Scan: The Ultrasonic A Scan was and remains the industry standard for axial length eye measurement, which is a prerequisite procedure reimbursed by Medicare and is performed before every cataract surgery. Over 5,000 A-Scan systems have been installed in the worldwide market, representing a substantial market opportunity for software upgrades and extended warranty contract sales.

         Ultrasonic A/B Scan: The A/B Scan is used by retinal sub-specialists to identify foreign bodies in the posterior chamber of the eye and to evaluate the structural integrity of the retina. The A/B Scan is attractive to the general ophthalmic community at large because of its lower price point.

         Ultrasonic Biomicroscope ("UBM"): The UBM was developed by Humphrey Systems in conjunction with the New York Eye and Ear Infirmary in Manhattan and the University of Toronto. The UBM creates a high-resolution computer image of the unseen parts of the eye that is a "map" for the glaucoma surgeon. The UBM is an "enabling technology" for the ophthalmologist, one that the Company has repositioned for broader market sales penetration. Formerly sold only to glaucoma sub-specialty practitioners, the Company reintroduced the UBM at a price-point targeted for the average practitioner seeking to add glaucoma filtering surgical procedures and income to his/her cataract surgical practice.

The UBM related surgical filtering procedures are fully reimbursable by Medicare and insurance providers. This untapped new market positions the Company as a leader in the rapidly expanding glaucoma imaging and treatment segment. In the fall of 2000 the company introduced the P45 which combines the UBM, the A-Scan and the B-Scan all in one instrument. The Company believes that by combining functions, the P45 will appeal to a broader market.

         In July of 2000, the Company received ISO 9001 and EN 46001 certification using TUV as the notified body. Under ISO 9001 certification, all of the Companies products are now CE marked. The CE mark allows the Company to ship product for revenue into the European Community.

Marketing and Sales

         Ophthalmologists are mainly office-based and perform their surgeries in local hospitals or surgical centers that provide the necessary surgical equipment and supplies. Ophthalmologists are generally involved in decisions relating to the purchase of equipment and accessories for their independent ambulatory surgical centers and for the hospitals with which they are affiliated. This provides the opportunity for direct, targeted, personal selling, responsive high quality customer service and short buying cycles to achieve a product sale in the office or hospital. Hospitals also comprise a significant market as recent demand for ultrasonic surgery technology has put pressure on the ophthalmologist, who in turn persuades the hospital to install the latest technology system so that they can offer this procedure to their patients and the community.

         Industry analysts report that the United States ophthalmic surgical device market has been characterized by slower growth in recent years. This has apparently been caused by the uncertainty and potential reforms associated with the health care industry. Further, hospitals have been inclined to keep their older phaco machines longer than expected as they have been forced to mind budgets more carefully and have become less willing to invest in capital equipment until more information on health care reform becomes available. However, analysts predict that the ophthalmic surgical device market will see renewed growth in the coming years as the health care environment stabilizes and as the growing elderly population produces an increased number of cataract surgeries. As a consequence of these factors, the market should see a greater rate of replacement of older machines that hospitals and surgeons have been postponing for longer than usual.

         Current Market Acceptance and Potential: The Company's distribution base includes over 200 of the Precisionist 3000, Precisionist 3000 Plus(TM), Odyssey(TM), and SIStem(TM) phaco systems. Fourteen of the new Precisionist(TM) Ocular Surgery Workstation(TM) and eleven Photon(TM) Precisionist(TM) Ocular Surgery Workstations(TM)s have also been placed. The principal purchasers have been ophthalmologists and clinics in many countries throughout the world. The Company believes that the market for its products is being driven by: (i) the aging of the population, which is evidenced by the domestic and international cataract surgery volume growth trend over the past ten years, (ii) the entry by emerging countries (including China, Russia, and other countries in Asia, Eastern Europe and Africa) into advanced technology medical care for their populations, (iii) increased awareness worldwide of the benefits of the minimally invasive phaco cataract procedure and (iv) the introduction of technology improvements such as the Company's laser system.

         Marketing Organization: The Company markets its products internationally through a network of dealers and domestically through direct sales representatives. As of December 31, 2000, the Company had ten direct domestic sales representatives in the United States and twenty-one foreign dealers. This is in addition to the fifty-three Paradigm, Pharmacia & Upjohn Alliance representatives and eighty MAXXIM representatives domestically. These sales representatives are assigned exclusive territories and have entered into contracts with the Company that contain performance quotas. The Company also plans to continue to market its products by identifying customers through internal market research, trade shows and direct marketing programs. The Company also utilizes a Clinical Advisory Board comprised of leading ophthalmic surgeons in the United States and Europe who speak at conventions, train ophthalmologists and visit foreign doctors and dealers to promote the Company's products.

         The Company, when marketing its surgical Workstation(TM), will emphasize the expandable features of the Workstation(TM). The Company's marketing approach will be to focus on the upgradeability of the Workstation(TM) and to develop the image of the Workstation(TM) as the most versatile, upgradeable and cost effective surgical equipment available. The Company will continue to focus its sales efforts towards ophthalmic hospital and surgical center facilities specializing in cataract surgery. However, as systems are installed, the Company will expand its focus to provide additional ophthalmic and non-ophthalmic surgical applications as part of its Workstation(TM). Additional surgical applications will expand the market for the Workstation(TM) as well as associated sales of disposable surgical products.

         The Company disseminated the innovative capabilities of its products through advertisement and printed materials at the Company's exhibition at the annual meeting of the American Academy of Ophthalmology in Dallas, Texas in October 2000. The theme of the Company's advertisement for its Ocular Surgery Workstation(TM) was "The Future of Phaco is Laser Cataract Surgery." The Company will expand upon the concept of the "Workstation(TM)" with additional advanced laser and surgical capabilities. The Company has also continued its campaign for the Blood Flow Analyzer(TM) in addition to having a full diagnostic product line.

         Product advertising is focused in the major industry trade newspapers. Most of the ophthalmologists or optometrists in the United States receive one or more of these magazines through professional subscription programs. The media has shown strong interest in the Company's technology and products, as evidenced by several recent front-page articles in these publications.

         Manufacturing and Raw Materials: Currently, the Company operates a 29,000 square foot facility in Salt Lake City, a 26,000 square foot facility in San Diego and a small facility in England. These facilities accommodate the Company's expanded manufacturing, marketing and engineering capabilities. The Company manufactures under a system of quality control and testing, which complies with the Quality System Requirements (QSR) guidelines established by the FDA, as well as similar guidelines established by foreign governments, including CE Mark and IS0-9001.

         The Company subcontracts the manufacturing of some of its ancillary instruments, accessories and disposables through specified vendors in the United States. These products are contracted in quantities and at costs consistent with the Company's financial purchasing capabilities and pricing needs. The Company manufactures the LCP (TM) laser cataract probe and some of its surgical instruments, accessories and fluidics surgical tubing sets at its facility in Salt Lake City.

         Product Service and Support: Service for the Company's products is overseen from its Salt Lake City and San Diego facilities, and is augmented by its international dealer network which provides technical service and repair. Installation, on-site training and a limited product warranty are included as the standard terms of sale. The Company provides distributors with replacement parts at no charge during the warranty period. To date, the Company has incurred minimal expenses under this warranty program. International distributors are responsible for installation, repair and other customer services to installed systems in their territory. All systems parts are modular sub-components that are easily removed and replaced. The Company maintains adequate parts inventory and provides overnight replacement parts shipment to its dealers. After the warranty period expires, the Company offers one year and three year service contracts to its domestic customers and will continue to sell parts to international dealers who in turn create their own service plans with their customers.

         Co-Distribution Agreement with Pharmacia Company and MAXXIM: The Company has entered into a Co-Distribution Agreement as of June 26, 1998 with Pharmacia Company and MAXXIM, which provides for the marketing and sale of a range of ophthalmic products. Under the terms of the Co-Distribution Agreement, the Company, Pharmacia and MAXXIM will offer a comprehensive package of products to cataract surgeons, including cataract surgical equipment, intraocular lens implants, intraocular pharmaceuticals, surgical instruments and sterile procedural packs. The Company will provide the Precisionist(TM) for distribution and sale under the Co-Distribution Agreement. The Pharmacia products to be distributed as part of the Co-Distribution Agreement include Healon(R) and HealonGV(R) viscoelastic solution and the CeeOn line of foldable, small intraocular lens implants, designed to replace the natural lens removed during cataract surgery. It is too soon to determine the full effect of these agreements on the Company. However, some possible benefits may be lower marketing costs for the Company's products and a greater appeal of the Company's products to hospitals and other buyers who prefer a comprehensive and more cost-effective package.

Research and Development

         The Company's primary market for its surgical products is the cataract surgery market. However, the Company believes that its laser systems may potentially have broader ophthalmic applications. Consequently, the Company believes that a strong research and development capability is important for the Company's future. In addition to the Company's expanded in-house R&D capabilities, it has enlisted several recognized and respected consultants and other technical personnel to act in technical and medical advisory capacities. Several of these consultants serve on the Company's clinical Advisory Board to provide expert and technical support for current and proposed products, programs and services of the Company. In addition, the Company is conducting research in conjunction with MEOS Photonics through the University of Utah Medical Laser Laboratory. The research is aimed at improving the laser system's performance for cataract surgery and exploring additional surgical applications.

         The Company believes its research and development capabilities provide it with the ability to respond to regulatory developments, including new products, new product features devised from its users and new applications for its products on a timely and proprietary basis. The Company intends to continue investing in research and development and to strengthen its ability to enhance existing products and develop new products. The Company spent $771,000 in fiscal year ended December 31, 1998, $1,220,000 in fiscal year ended December 31, 1999 and $1,425,000 in fiscal year ended December 31, 2000.

Competition

         General: The Company is subject to competition in the cataract and the glaucoma surgery markets, and the glaucoma diagnostic market from two principal sources: (i) manufacturers of competing ultrasound systems used when performing cataract treatments and (ii) developers of technologies for ophthalmic diagnostic and surgical instruments used for treatment. The surgical equipment industry is dominated by a few large companies that are well established in the marketplace, have experienced management, are well financed and have well recognized trade names and product lines. The Company believes that the combined sales of five entities account for over 90% of the ophthalmic surgery market. The remaining market is fragmented among emerging smaller companies, some of which are foreign. The ophthalmic diagnostic market has a similar composition.

         Most major competitors either entered or expanded into the cataract or glaucoma markets through the acquisition of smaller, entrepreneurial high-technology manufacturing companies. Therefore, because existing competitors or other entities desiring to enter the market could conceivably acquire current entrepreneurial enterprises with small market activity, any and all competitors must be considered to be formidable.

         The Cataract Surgical System Industry: Presently, products currently in use are offered by the major manufacturers utilizing ultrasonic technology. Those systems rely on accessories including single-use cassette packs and other ancillary surgical disposables such as saline solution, sutures and intraocular lenses for their profits. The cassette packs are required for fluid and tissue collection during the surgical procedure. The cassette packs are generally unique and proprietary to their respective systems and represent a barrier to entry for third-party, lower-cost after-market suppliers. While there is growing market resistance in the United States and internationally to single-use cassettes, the Company anticipates that manufacturers of ultrasound equipment will continue to develop and enhance their present ultrasound products in order to protect their investments in system and cassette technology and to protect their profits from sales of these cassettes and accessories. The Company's Precisionist Thirty Thousand(TM) ultrasonic phaco system has the ability to use either reusable or single-use disposable components. The Photon(TM) laser cataract system will utilize probes and cassette packs designed for single-use and semi-disposable instruments priced at a level consistent with the demands of health care cost containment. This will allow the health care providers a substantial measure of cost containment, while providing the Company with the quality control and income capability of cassette sales.

         The typical list price of a competitive advanced ultrasonic system ranges from approximately $25,000 to $60,000. Lower cost models generally have a list price ranging from approximately $15,000 to $25,000. The list price for the Precisionist Thirty Thousand(TM) ocular surgery system is $49,950. The Company's Photon(TM) Laser Phaco(TM) will be sold at a price of approximately $100,000. The international market, with significantly lower medical budgets, has not been able to justify the expense of using disposable components. Budgetary constraints have limited current manufacturers from gaining a significant share of the international ultrasound equipment market, and have provided a niche for the emerging smaller companies discussed above.

         Ultrasound Equipment Manufacturers: As a relatively recent entrant into the cataract surgical equipment market with a newer equipment line, the Company is establishing itself and, as yet, does not hold a significant share of the market. The Company currently recognizes Bausch & Lomb, Alcon Laboratories, and Allergan Medical Optics as its primary competitors in the ultrasound phaco cataract equipment market.

         Laser Equipment Manufacturers: To the Company's knowledge, there are several other companies attempting to develop laser equipment for cataract surgery. These companies can be differentiated by the laser wavelength employed for the cataract surgery. Based on the information currently available to the Company, Er:YAG laser wavelength appears to offer a less viable means of removing cataracts than the Nd:Yag wavelength used by the Photon. One competitor uses a Nd:YAG wavelength, however the laser is used only to vibrate an ultrasonic needle. Thus the device remains an ultrasonic system subject to the same risk factors of phaco, thereby eliminating the benefits of using a laser to remove the cataract. The Company also believes that its product is sufficiently distinctive and, if properly marketed, can capture a significant share of the cataract surgical device market. However, there are substantial risks in undertaking a new venture in an established and already highly competitive industry. In the short-term, the Company is seeking to exploit these opportunities. Depending upon further developments, the Company may ultimately exploit those opportunities through a merger with a stronger entity already established or one that desires to enter the medical industry.

         The Company believes that its ability to compete successfully will depend on its capability to create and maintain advanced technology, develop proprietary products, attract and retain scientific personnel, obtain patent or other proprietary protection for its products and technologies, obtain required regulatory approvals and manufacture, assemble and successfully market products either alone or through third parties.

         The Retinal Diagnostic Market: The Glaucoma Research Foundation suggests that with the aging of the so-called baby boom generation, there will be an increase of macular degeneration and glaucoma in the United States, the leading causes of adult blindness worldwide. The damage caused by these diseases is irreversible. The preconditions for the onset of macular degeneration or glaucoma are low ocular blood flow and/or high intraocular pressure. Diagnostic screening is important for individuals susceptible to these diseases. People in high-risk categories include: African Americans over 40 years of age, all persons over 60 years of age, persons with a family history of glaucoma or diabetes, and the very near-sighted. The glaucoma Research Foundation recommends that these high-risk individuals be tested once every two years for glaucoma. According to the U.S. Census Bureau, in 1995 there were over 30 million adults 65 years of age and older and 8 million African Americans 45 years of age and older. The Glaucoma Research Foundation reports that glaucoma currently accounts for more than 7 million visits to physicians annually.

         The Company is subject to intense competition in the ophthalmic diagnostic market from well-financed, established companies with recognizable trade names and product lines and new and developing technologies. The industry is dominated by several large entities which the Company believes account for the majority of diagnostic equipment sales. The Company expects to derive revenues from the sale of its newly acquired ultrasound diagnostic equipment and blood flow analyzer. The blood flow analyzer is designed to detect glaucoma in an earlier stage than is presently possible. In addition, the device performs tonometry and blood flow analysis. The blood flow analyzer has a list price of $10,450. Other ophthalmic diagnostic devices that do not detect glaucoma in the early stages of the disease as does the Company's analyzer retail at comparable prices. The Company thus believes that it can compete in the diagnostic market place based upon the lower price and improved diagnostic functions of the analyzer.

         The Glaucoma Surgery Market: The glaucoma surgery market is similar in composition to the retinal diagnostic market. The market is dominated by several large companies. Because there are existing glaucoma and laser surgery products in the market, the Company hopes to be able to enter the market relatively quickly through FDA Section 510(k) clearance of its new systems and products. The Company believes that it can compete in this established marketplace since it will be offering its glaucoma surgery system as an add-on to its Workstation(TM). The Company believes that its Workstation(TM) will give the Company a competitive advantage to gain a position in the marketplace.


Intellectual Property Protection

         The Company's cataract surgical products are proprietary in design, engineering and performance. The Company's ultrasonic products have not been patented to date because the primary technology for ultrasonic tissue fragmentation, as available to all competitors in the market, is mainly in the public domain.

         The Photon(TM) laser cataract probe is protected under a United States patent issued in 1987 to Daniel M. Eichenbaum, M.D. and subsequently assigned by Photomed International, Inc. ("Photomed") and a Japanese patent issued in 1997 to the Company for the utility and methods of laser ablation, aspiration and irrigation of tissue through a hand-held probe of a unique design. The Company secured the exclusive worldwide right to this patent shortly after its issue, and to the international patents pending, from Photomed by means of a license agreement (the "License Agreement"). The License Agreement was amended on December 5, 1997 to allow Photomed the right to conduct research, development and marketing utilizing the patent in certain medical sub-specialties other than ophthalmology for which the Company would receive royalty payments equal to 1% of the proceeds from the net sales of products utilizing the patent. See "Management" and "Certain Relationships and Related Transactions."

         The Blood Flow Analyzer(TM) has been granted a patent in the European Economic Community and the United States and has a patent pending in Japan.

         The Dicon(TM) perimeter and the Dicon(TM) corneal topographer each have US patent with a wide scope of claims.

         Although the Company's trademarks are important to its business, it is not the Company's policy to pursue trademark registrations for its trademarks associated with its products. Consequently, the Company relies on common law trademark rights to protect its unregistered trademarks, although common law trademark rights do not provide the Company with the same level of protection as would U.S. federal registered trademarks. Common law trademark rights only extend to the geographical area in which the trademark is actually used while
U.S. federal registration prohibits the use of the trademark by any party anywhere in the United States.

         The Company also relies on trade secret law to protect some aspects of its intellectual property. All of the Company's key employees, consultants and advisors are required to enter into a confidentiality agreement with the Company. Most of the Company's third-party manufacturers and formulators are also bound by confidentiality agreements with the Company.

Regulation

         The Company's surgical and diagnostic systems are regulated as medical devices by the FDA under the FDC Act. As such, these devices require Premarket clearance or approval by the FDA prior to their marketing and sale. Such clearance or approval is premised on the production of evidence sufficient for the Company to show reasonable assurance of safety and effectiveness regarding its products. Pursuant to the FDC Act, the FDA regulates the manufacture, distribution and production of medical devices in the United States and the export of medical devices from the United States. Noncompliance with applicable requirements can result in fines, injunctions, civil penalties, recall or seizure of products, total or partial suspension of production, denial of Premarket clearance or approval for devices, recommendations by the FDA that the Company not be allowed to enter into government contracts, and criminal prosecution.

         Following the enactment of the Medical Device Amendments to the FDC Act in May 1976, the FDA began classifying medical devices in commercial distribution into one of three classes: Class I, II or III. This classification is based on the controls that are perceived to be necessary to reasonably ensure the safety and effectiveness of medical devices. Class I devices are those devices, the safety and effectiveness of which can reasonably be ensured through general controls, such as adequate labeling, advertising, Premarket notification and adherence to the FDA's Quality System Requirements (QSR) regulations. Some Class I devices are exempt from some of the general controls. Class II devices are those devices the safety and effectiveness of which can reasonably be assured through the use of special controls, such as performance standards, postmarket surveillance, patient registries and FDA guidelines. Class III devices are devices that must receive Premarket approval by the FDA to ensure their safety and effectiveness. Generally, Class III devices are limited to life-sustaining, life-supporting or implantable devices, or to new devices that have been found not to be substantially equivalent to legally marketed devices.

         There are two principal methods by which FDA approval may be obtained. One method is to seek FDA approval through a Premarket notification filing under
Section 510(k) of the FDC Act. If a manufacturer or distributor of a medical device can establish that a proposed device is "substantially equivalent" to a legally marketed Class I or Class II medical device or to a pre-1976 Class III medical device for which the FDA has not called for a PMA, the manufacturer or distributor may seek FDA Section 510(k) Premarket clearance for the device by filing a Section 510(k) Premarket notification. The Section 510(k) notification and the claim of substantial equivalence will likely have to be supported by various types of data and materials, possibly including clinical testing results, obtained under an IDE granted by the FDA. The manufacturer or distributor may not place the device into interstate commerce until an order is issued by the FDA granting Premarket clearance for the device. There can be no assurance that the Company will obtain Section 510(k) Premarket clearance for any of the future devices for which the Company seeks such clearance including the Photon(TM) Laser.

         The FDA may determine that the device is "substantially equivalent" to another legally marketed Class I, Class II or pre-1976 Class III device for which the FDA has not called for a PMA, and allow the proposed device to be marketed in the United States. The FDA may determine, however, that the proposed device is not substantially equivalent, or may require further information, such as additional test data, before the FDA is able to make a determination regarding substantial equivalence. A "not substantially equivalent" determination or a request for additional information could delay the Company's market introduction of its products and could have a material adverse effect on the Company's business, operating results and financial condition.

         The alternate method to seek approval is to obtain Premarket approval from the FDA. If a manufacturer or distributor of a medical device cannot establish that a proposed device is substantially equivalent to another legally marketed device, whether or not the FDA has made a determination in response to a Section 510(k) notification, the manufacturer or distributor will have to seek Premarket approval for the proposed device. A PMA application would have to be submitted and be supported by extensive data, including preclinical and clinical trial data to prove the safety and efficacy of the device. If human clinical trials of a proposed device are required and the device presents a "significant risk," the manufacturer or the distributor of the device will have to file an IDE application with the FDA prior to commencing human clinical trials. The IDE application must be supported by data, typically including the results of animal and mechanical testing. If the IDE application is approved, human clinical trials may begin at a specific number of investigational sites, and the approval letter could include the number of patients approved by the FDA. An IDE clinical trial can be divided into several parts or Phases. Sometimes, a company will conduct a feasibility study to confirm that a device functions according to its design and operating parameters. This is usually at a clinical trial site. If the Phase I results are promising, the applicant may, with the FDA's permission, expand the number of clinical trial sites and the number of patients to be treated to assure reasonable stability of clinical results. Phase II studies are performed to confirm predictability of results and the absence of adverse reactions. The applicant may, upon receipt of the FDA's authorization, subsequently expand the study to a third phase with a larger number of clinical trial sites and a greater number of patients. This involves longer patient follow-up times and the collection of more patient data. Product claims, labeling and core data for the PMA are derived primarily from this portion of the clinical trial. The applicant may also, upon receipt of the FDA's permission, consolidate one or more of such portions of the study. Sponsors of clinical trials are permitted to sell those devices distributed in the course of the study, provided such compensation does not exceed recovery of the costs of manufacture, research, development and handling. Although both approval methods may require clinical testing of the device in question under an approved IDE, the Premarket approval procedure is more complex and time consuming.

         Upon  receipt  of the  PMA  application,  the  FDA  makes  a  threshold determination whether the application is sufficiently complete to permit a substantive review. If the FDA determines that the PMA is sufficiently complete to permit a substantive review, the FDA will "file" the application. Once the submission is filed, the FDA has by regulation 90 days to review it; however, the review time is often extended significantly by the FDA asking for more information or clarification of information already provided in the submission. During the review period, an advisory committee may also evaluate the application and provide recommendations to the FDA as to whether the device should be approved. In addition, the FDA will inspect the manufacturing facility to ensure compliance with the FDA's QSR requirements prior to approval of a PMA. While the FDA has responded to PMA applications within the allotted time period, PMA reviews generally take approximately 12 to 18 months or more from the date of filing to approval. The PMA process is lengthy and expensive, and there can be no assurance that such approval will be obtained for any of the Company's products determined to be subject to such requirements. A number of devices for which PMA approval has been sought by other companies have never been approved for marketing.

         Any products manufactured or distributed by the Company pursuant to a premarket clearance notification or PMA are or will be subject to pervasive and continuing regulation by the FDA. The FDC Act also requires that the Company's products be manufactured in registered establishments and in accordance with QSR regulations. Labeling, advertising and promotional activities are subject to scrutiny by the FDA and, in certain instances, by the Federal Trade Commission. The export of medical devices is also subject to regulation in certain instances. In addition, the use of the Company's products may be regulated by various state agencies.

         All lasers manufactured for the Company are subject to the Radiation Control for Health and Safety Act administered by the Center for Devices and Radiological Health of the FDA. The law requires laser manufacturers to file new product and annual reports and to maintain quality control, product testing and sales records, to incorporate certain design and operating features in lasers sold to end users pursuant to specific performance standards, and to comply with labeling and certification requirements. Various warning labels must be affixed to the laser, depending on the class of the product, as established by the performance standards.

         Although the Company believes that it currently complies and will continue to comply with all applicable regulations regarding the manufacture and sale of medical devices, such regulations are always subject to change and depend heavily on administrative interpretations. There can be no assurance that future changes in review guidelines, regulations or administrative interpretations by the FDA or other regulatory bodies, with possible retroactive effect, will not materially adversely affect the Company. In addition to the foregoing, the Company is subject to numerous federal, state and local laws relating to such matters as safe working conditions, manufacturing practices, environmental protection, fire hazard control and disposal of potentially hazardous substances. There can be no assurance that the Company will not be required to incur significant costs to comply with such laws and regulations and that such compliance will not have a material adverse effect upon the Company's ability to conduct business.

         The Company and the manufacturers of the Company's products may be inspected on a routine basis by both the FDA and individual states for compliance with current QSR regulations and other requirements.

         Congress has considered several comprehensive federal health care programs designed to broaden coverage and reduce the costs of existing government and private insurance programs. These programs have been the subject of criticism within Congress and the health care industry, and many alternative programs and features of programs have been proposed and discussed. Therefore, the Company cannot predict the content of any federal health care program, if any is passed by Congress, or its effect on Company and its business. Some measures that have been suggested as possible elements of a new program, such as government price ceilings on non-reimbursable procedures and spending limitations on hospitals and other healthcare providers for new equipment, could have an adverse effect on the Company's business, operating results or financial condition. Uncertainty concerning the features of any health care program considered by the Congress, its adoption by the Congress and the effect of the program on the Company's business could result in volatility of the market price of the Company's Common Stock.

         Furthermore, the introduction of the Company's products in foreign countries may require the Company to obtain foreign regulatory clearances. The Company believes that only a limited number of foreign countries have extensive regulatory requirements, including France, Germany, Korea and Japan. The time involved for regulatory approval in foreign countries varies and can take a number of years. A number of European and other economically advanced countries, including Italy, Norway, Spain and Sweden, have not developed regulatory agencies for intensive supervision of such devices. Instead, they generally have been willing to accept the approval of the FDA. Therefore, a PMA, Section 510(k) or approved IDE from the FDA is tantamount to approval in those countries. These countries and most developing countries have simply deferred direct discretion to licensed practicing surgeons to determine the nature of devices that they will use in medical procedures. The Company's two ultrasound systems, the Photon(TM) laser cataract system the Company is developing and the ocular blood flow analyzer are all devices which require FDA approval. Therefore, a significant aspect of the acceptance of the devices in the market is the effectiveness of the Company in obtaining the necessary approvals. Having an approved IDE allows the Company to export a product to qualified investigational sites.

Regulatory Status of Products

         All of the Company's products, with the exception of the Photon(TM) are approved for sale in the U. S. by the FDA under a 510(k). All of the Company's products have been accepted for import into CE countries and various non-CE countries.

         The Company acquired permission from the FDA to manufacture the Photon(TM) Laser Cataract System, the device and approval to export outside the United States under an open IDE granted by the FDA in September 1994. Although the Photon(TM) laser cataract system is uniquely configured in an original and proprietary manner, the laser system, a Nd:YAG laser, is not proprietary to the device or the Company and is widely used in the medical industry and other industries as well. Of particular significance is the fact that this particular component has received previous market clearance from the FDA for other ophthalmic and medical applications. Also of significance is the Company's belief that the surgical treatment method used with the Photon(TM) laser cataract is similar to the current ultrasound cataract treatment employed by ophthalmologists.

         The Company submitted a Premarket Notification 510(k) application to the FDA for the Photon(TM) laser cataract system in September 1993. The FDA requested clinical support data for claims made in the 510(k), and in October 1994 the Company submitted an IDE application to provide for a "modest clinical study" in order to collect the data required by the FDA for clearance of the

Photon(TM) laser cataract system. The FDA granted this IDE in May 1995 for a Phase I Feasibility Study. The Company began human clinical trials in April 1996 and completed the Phase I study in November 1997. The Company started Phase II trials in September 1998. The Company received a warning letter dated August 30, 2000, from the Office of Compliance, Center for Devices and Radiological Health of the Food and Drug Administration ("FDA") relating to the human clinical trials of its Photon(TM) Laser Cataract System. The warning letter concerns the conditions found by the FDA during several audits at Company's clinical sites. The Company responded to the warning letter in a submission dated September 27, 2000. In the submission the Company took corrective action that included submitting a revised clinical protocol and case report forms and procedures for the collection and control of data. In a subsequent letter dated November 2, 2000 to the Company, the FDA requested clarification of two issues. The Company believes that these issues have been resolved. Subsequent to the warning letter the Company has received approval to continue its clinical trials and is the process of collecting more data.

         Through the clinical trials the Company discovered that the Photon(TM) laser cataract system may not effectively remove harder grade cataracts. Hard cataracts can be removed using the already existing ultrasound capability of the Workstation(TM). The Company has requested and received FDA approval to conduct Phase II clinical studies at seven sites in hopes of refining the laser system and surgical method to remove cataracts and provide the statistical data required to approve the Photon(TM) laser system for laser cataract removal. There is no guarantee, however, that the Company will be successful in improving the laser system to remove harder grade cataracts.

Employees

         As of December 31, 2000, the Company had 80 full-time employees. This number does not include the Company's manufacturer's representatives who are independent contractors rather than employees of the Company. The Company also utilizes several consultants and advisors. There can be no assurance that the Company will be successful in recruiting or retaining key personnel. None of the Company's employees is a member of a labor union and the Company has never experienced any business interruption as a result of any labor disputes.

Item 2. Description of Property
-------------------------------

         The Company's executive offices are currently located at 2355 South 1070 West, Salt Lake City, Utah. This facility consists of approximately 29,088 square feet of leased office space under a three-year lease that will expire on March 1, 2003 with an additional three-year renewal option. These facilities are leased from Eden Roc, a California partnership, at a base monthly rate of $15,999 plus a $2,356 monthly common area maintenance fee. The base monthly rent increases to $16,479 and $16,973 for the second and third years of the lease, respectively. Pursuant to the lease, the Company pays all real estate and personal property taxes and the insurance costs on the premises.

         The Company maintains a facility located at 10373 Roselle Street, San Diego, California. This facility consists of approximately 25,952 square feet of leased office space under a five-year lease that will expire on August 1, 2002. These facilities are leased from Torrey Sorrento Associates, Ltd., a California limited partnership, at a gross monthly rate of $16,531. The monthly rate increases to $17,025 and $17,544 in the fourth and fifth years of the lease, respectively.

         The Company believes that these facilities are adequate and satisfy its needs for the foreseeable future.



Item 3. Legal Proceedings
-------------------------
         An action was brought against the Company in March 2000 by George Wiseman, a former employee, in the Third District Court of Salt Lake County, State of Utah. The complaint alleges that the Company owes Mr. Wiseman 6,370 shares of its common stock plus costs, attorney's fees and a wage penalty pursuant to Utah law. The Company believes the complaint is without merit and intends to vigorously defend against the action.

         An action was brought against the Company in September 2000 by PhotoMed International, Inc. and Daniel M. Eichenbaum in the Third District Court of Salt Lake County, State of Utah. The action involves an amount of royalties that are allegedly due and owing to PhotoMed International, Inc. and Dr. Eichenbaum with respect to the sales of certain equipment plus attorney's fees. Currently, some discovery has taken place and the Company is endeavoring to determine the amount of royalties that are currently due.

         The Company has received demand letters dated September 14, 2000 and October 17, 2000 from Mentor Corporation ("Mentor") claiming that the Company failed to register 485,751 shares of common stock issued to Mentor under the Asset Purchase Agreement dated October 15, 1999, among the Company, Mentor, Mentor Ophthalmics, Inc. and Mentor Medical, Inc. The Asset Purchase Agreement related to the Company's purchase of Mentor's phacoemulsification product line in consideration for the issuance by the Company to Mentor of 485,751 shares of its common stock, valued at the sum of $1,500,000 at the time of closing.

         The Asset Purchase Agreement required the Company to register the 485,751 shares of common stock issued to Mentor whenever the Company determined to register any of its shares of common stock. Mentor alleges that because the Company did not register the 485,751 shares in a Registration Statement, which became effective on January 6, 2000 (the "January 6, 2000 Registration Statement"), that it was unable to sell the shares at the time and, as a result, lost approximately $5,000,000 due to Company's alleged breach of the Asset Purchase Agreement.

         The Company maintains that an authorized officer of Mentor agreed to waive the registration rights of Mentor in having the 485,751 shares registered in the January 6, 2000 Registration Statement. As a consequence, the Company believes that it has not breached the Asset Purchase Agreement and that Mentor is not owed any moneys for not having registered the shares of the Company's common stock held by Mentor in the January 6, 2000 Registration Statement. The Company is in the process of further review of the matter and denies liability and for the damages asserted by Mentor.

         The Company is not a party to any other material legal proceedings outside the ordinary course of its business or to any other legal proceedings which, if adversely determined, would have a material adverse effect on the Company's financial condition or results of operations.


Item 4. Submission of Matters to a Vote of Security Holders
-----------------------------------------------------------

         At the annual shareholders meeting held on November 29, 2000, the following matters were acted upon: (i) four directors consisting of Thomas F. Motter, Randall A. Mackey, Dr. David M. Silver and Keith D. Ignotz were elected to serve until the next annual shareholders meeting and until their respective successors are elected and qualified (with votes cast of 7,552,l82 shares for, 66,357 shares against and l,067,100 abstaining on each of the nominees); (ii) the Company's l995 Stock Option Plan was amended to authorize an additional 500,000 shares of Common Stock to be available for issuance under the Plan (with votes cast of 8,062,164 shares for, 573,222 against and 50,253 shares abstaining on the motion); (iii) stock options were granted to Robert L. Frome, Patrick N. Kolenik and Steven J. Bayern, former directors of the Company, to each receive options to purchase 75,000 shares of Common Stock at $4.00 per share, and to Dr. David M. Silver and Randall A. Mackey, current directors of the Company, to each receive options to purchase 75,000 shares of Common Stock at $6.00 per share (with votes cast of 7,876,819 shares for, 673,801 shares against and 40,621 shares abstaining on the motion); and (iv) the appointment of Tanner & Co. as the Company's independent accountants for the fiscal year ending December 31, 2000 was ratified (with votes cast of 8,522,006 for, 123,012 votes against and 40,621 abstaining on the motion).



                                     PART II
                                     -------

Item 5. Market for Common Equity and related Stockholder Matters
----------------------------------------------------------------

         The Authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of Preferred Stock, $.001 par value per share. The Company has created four classes of Preferred Stock, designated as Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

         The Company's Common Stock and Class A Warrants trade on The Nasdaq SmallCap Market under the respective symbols of "PMED" and "PMEDW." Prior to July 22, 1996, there was no public market for the Common Stock. As of March 23, 2001 the closing sale prices of the Common Stock and Class A Warrants were $1.688 per share and $0.15 per warrant, respectively. The following are the high and low sales prices for the Common Stock and Class A Warrants by quarter as reported by Nasdaq since January 1, 1999.


                                                   Common Stock                                Class A Warrants
                                                   Price Range                                   Price Range
          Period (Calendar Year)            High                Low                        High                 Low



1999
  First Quarter...........................  4.000               2.094                      1.063                  0.047
  Second Quarter..........................  3.938               2.688                      0.875                  0.594
  Third Quarter...........................  4.594               2.688                      1.000                  0.438
  Fourth Quarter..........................  7.938               2.875                      2.313                  0.438

2000
  First Quarter........................... 14.500               6.880                      6.500                  2.630
  Second Quarter.......................... 10.500               4.190                      3.630                  1.190
  Third Quarter...........................  6.190               3.380                      2.000                  0.500
  Fourth Quarter..........................  4.940               1.310                      1.250                  0.500


         The Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are not publicly traded. As of March 23, 2000, there were 1,713 record holders of Common Stock, six record holders of Series A Preferred Stock, four record holders of Series B Preferred Stock, no record holders of Series C Preferred Stock and five record holders of Series D Preferred Stock.

         The Company has never paid any cash dividends on its Common Stock and does not anticipate paying any cash dividends on its Common Stock in the foreseeable future. The Company must pay cash dividends to holders of its Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred Stock before it can pay any cash dividend to holders of its Common Stock. Dividends paid in cash pursuant to outstanding shares of the Company's Series A, Series B, Series C and Series D Preferred Stock are only payable from surplus earnings of the Company and are non-cumulative and therefore, no deficiencies in dividend payments from one year will be carried forward to the next. The Company currently intends to retain future earnings, if any, to fund the development and growth of the Company's proposed business and operations. Any payment of cash dividends in the future on the Common Stock will be dependent upon the Company's financial condition, results of operations, current and anticipated cash requirements, plans for expansion, restrictions, if any, under any debt obligations, as well as other factors that the Company's Board of Directors deems relevant. The Company issued 6,764 shares of its Series A Preferred and 6,017 shares of its Series B Preferred on January 8, 1996 as a stock dividend to Series A and Series B shareholders of record as of December 31, 1994.


Item 6. Management's Discussion and Analysis or Plan of Operation
-----------------------------------------------------------------

         This report contains forward-looking statements and information relating to the Company that is based on beliefs of management as well as assumptions made by, and information currently available to management. These statements reflect the current view of the Company respecting that future events are subject to risks, uncertainties and assumptions, including the risks and uncertainties noted throughout the document. Although the Company has attempted to identify important factors that could cause the actual results to differ materially, there may be other factors that cause the forward-looking statements not to come true as anticipated, believed, projected, expected or intended. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those described herein as anticipated, believed, projected, estimated, expected or intended.

General

         The following Management's Discussion and Analysis of Financial Condition and Results of Operations, contains forward-looking statements which involve risks and uncertainty. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors discussed in this section. The Company has changed its fiscal year to the period from January 1 to and including December 31.

         The Company's ultrasound diagnostic products include a pachymeter, an A-Scan, an A/B Scan and a biomicroscope, the technology for which was acquired from Humphrey Systems in 1998. In addition, the Company markets its Blood Flow Analyzer(TM). Paradigm's activities for the twelve months ended December 31, 1999 include domestic sales of the Precisionist ThirtyThousand(TM) and Humphrey Systems ultrasound diagnostic equipment, acquisition of new product lines, and research and development on the Photon(TM) laser cataract removal system which received FDA approval for expansion to Phase II Clinical Trials on May 19, 1998.

         In July 1998, the Company announced the acquisition of the exclusive manufacturing rights to four FDA-approved ophthalmic diagnostic instruments from Humphrey Systems, a division of Carl Zeiss, Inc. which complement the Company's cataract surgical equipment and its Blood Flow Analyzer(TM). The Company commenced delivery of the Pachymetric Analyzer, which measures corneal thickness, in December 1998 and the Ultrasound A-Scan, which measures the axial length of the eye, in March 1999. The Company began shipments of the Ultrasound A/B Scan, which is used by retinal specialists to identify foreign bodies in the posterior chamber of the eye and in evaluating the structural integrity of the retina, in the second quarter of 1999. The Ultrasonic Biomicroscope ("UBM"), which creates a high-resolution computer image of the unseen parts of the eye providing a map for the glaucoma surgeon, also commenced shipments in the second quarter of 1999.

         In October 1999 the Company entered into an agreement with Mentor to purchase the rights to develop, manufacture, market and sell their Phaco product line. The phaco line includes the Mentor SIStem(TM), the Odyssey(TM), and the Surg-E-Trol(TM). Shipments of the Mentor SIStem(TM) commenced immediately upon purchase, and have continued in first quarter of 2000.

         In November, 1999, the Company entered into a Mutual Release and Settlement agreement with the manufacturer of the Precisionist
ThirtyThousand(TM) Ocular Surgery Workstation(TM) in which the Company terminated its Manufacturing Agreement and completed the purchase from them of outstanding finished goods and raw material inventory. The company took over the development and manufacture of the ThirtyThousand(TM) Ocular Surgery Workstation(TM).

         On June 5, 2000 the Company purchased under a pooling of interest Vismed Inc. d/b/a Dicon(TM), a California Corporation and manufacturer and distributor of diagnostic instrumentation for the detection of chronic eye diseases. The purchase included the Dicon(TM) perimeter product line consisting of the LD 400, the TKS 4000, the SST(TM), FieldLink(TM), FieldView(TM) and Advanced FieldView and the corneal topographer product line the CT200(TM), the CT50 and an ongoing service and software business. Perimeters are used to determine retinal sensitivity, testing the visual pathway. Corneal topographers are used to determine the shape and integrity of the corneal and anterior surface of the eye. Corneal topographers are used for the refractive surgical applications that eliminate the need for eyeglasses and for optometric applications, including contact lens fitting.

Results of Operations

         Fiscal Year Ended December 31, 2000, Compared to Fiscal Year Ended December 31, 1999:

         It should be noted that the Company concluded a pooling of interests transaction with Vismed inc. d/b/a Dicon on June 5, 2000. As a result of the pooling, and in accordance with GAAP, the financial results of each organization are reported as though they were one for all periods presented.

         Consolidated sales increased by $515,000, or 7%, to $7,989,000 for the twelve months ended December 31, 2000, from $7,474,000 for the comparable period in 1999. Sales of the phaco surgical line, the ultrasonic product line, and related accessories increased $2,258,000, which were offset by a decrease in sales of the Perimeter, the Corneal Topographer, and the Blood Flow Analyzer.

         Cost of sales increased by $2,002,000, or 43%, to $6,626,000 for the twelve months ended December 31, 2000, from $4,624,000 for the like period in 1999. The gross profit on sales of 17% for the fiscal year ended December 31, 2000 was 55% lower than the gross profit on sales of 38% for the year ended December 31, 1999. This sharp profit margin decline can be attributed principally to an inventory write-down of $1,596,000 for the fiscal year 2000 to net realizable value and an increase of $167,000 in the reserve for obsolete inventory. Many inventory items obtained principally through the acquisition of new product lines were reduced in cost to reflect obsolescence, technological advances and product enhancements.

         Marketing and selling expenses increased by $994,000, or 34%, to $3,950,000 for the twelve months ended December 31, 2000, from $2,956,000 for the comparable period in 1999. This increase was partly the result of the addition of three international area managers in an effort to improve the international distribution system, and employing a United States direct sales force rather than working through distributors. The increase also included building of additional awareness in the international market, increased tradeshow participation, and updating marketing materials to reflect company integration, as a result of the merger.

         General and administrative expenses increased by $2,049,000, or 61%, to $5,432,000 for the twelve months ended December 31, 2000, from $3,383,000 for the comparable period in 1999. This increase was mainly due to certain non-cash transactions in the total amount of $1,933,000, resulting from warrants granted to non-employees as payment for services, stock bonuses granted to officers of the company, and stock granted to non-employees as payment for services. Also included in the increase is $167,000 paid to Cyndel & Co. for consulting services rendered during the year 2000.

         Research and development expenses increased by $205,000, or 17%, to $1,425,000 for the twelve months ended December 31, 2000, from $1,220,000 for the same period in 1999. This increase was the result of added personnel in engineering and regulatory affairs and expenses related to ISO 9001 and CE Mark certification, development of new products, and expenses associated with production design, and expenses related to FDA clinical site monitoring.

         Other income (expense) increased by $161,000, or 732%, to $139,000 for the twelve months ended December 31, 2000, from ($22,000) for the same period in 1999. This was due to interest earned on investment in money market instruments in the year 2000 and a decrease in interest paid on debt in the same year.

         The Company had a net loss of $9,305,000, or $.81 per share, based on 11,547,000 weighted average shares outstanding for the year ended December 31, 2000. This is compared to a net loss of $4,731,000, or $.62 per share, based on 7,655,000 weighted average shares outstanding for the year ended December 31, 1999, an increase of $4,574,000. The increase in the net loss was partially attributable to the Black-Scholes valuation for warrants granted non-employees in payment for services ($529,000), the valuation of stock granted non-employees and officers of the company ($1,404,000), and a write-down of inventory ($1,596,000) principally for devaluation of certain active inventory items due to technical advances, product enhancements, and obsolescence. Also included in the increase in net loss were consulting and regulatory fees paid in connection with ISO 9001 and CE Mark certification, FDA compliance and investment banking fees, and an increase in marketing and selling expenses and additional personnel.

         Fiscal year ended December 31, 1999, Compared to Fiscal year Ended December 31, 1998:

         Sales increased by $443,000, or 35%, to $1,701,000 for the twelve months ended December 31, 1999, from $1,258,000 for the comparable period in 1998. Production and shipment of the Humphrey ophthalmic diagnostic instruments commenced in the first and second quarters of 1999. The Company shipped a total of 105 A-Scans, 22 A/B Scans, 21 Ultrasonic Biomicroscopes, and 31 Pachymeters. Also, upon the purchase of the Mentor phaco product line in the fourth quarter of 1999, the Company shipped two Mentor SIStem(TM) surgery workstations, as well as associated accessories. The new fluidic panel for the Precisionist(TM) was completed late in the year, rather than in March 1999, as was anticipated at the end of 1998. As a result, the Company shipped only one Precisionist(TM) in 1999. Due to the restructuring of Phase II clinical study sites in the third quarter of 1999, which was done to expedite completion of the clinical studies, sales returns were posted of approximately $500,000.

         Cost of sales increased by $218,000, or 27%, to $1,031,000 for the twelve months ended December 31, 1999, from $813,000 for the comparable period in 1998. The 39% gross margin on sales for the twelve months ended December 31, 1999, was 4% higher than the 35% gross margin on sales for the comparable period in 1998. If the amortization of capitalized engineering and design charges, a non-cash expense, is excluded, gross margins for 1999 and 1998 were 44% and 41%, respectively.

         Marketing and selling expenses decreased by $106,000, or 10%, to $915,000 for the twelve months ended December 31, 1999, from $1,021,000 for the comparable period in 1998. Sales and marketing activities pertaining to the Humphrey ophthalmic diagnostic instruments were launched during the 1999 year, although there were no changes in the size of the sales force.

         General and administrative expenses increased by $870,000, or 47%, to $2,711,000 in 1999, from $1,841,000 for the twelve months ended December 31, 1998. The majority of the increase was attributable to the Black-Scholes valuation of common stock warrants and common stock granted as compensation for consulting services during the year and an increase in bad debt expense relating to receivables. In addition, approximately $85,000 in design expense was recognized as a result of the Mutual Release and Settlement Agreement with the manufacturer of the Precisionist(TM), which was entered into in preparation for taking the development and manufacture of the Precisionist(TM) in-house.

         Research and development expenses increased by $379,000, or 127%, to $677,000 for the year ended December 31, 1999, from $298,000 for comparable period in 1998. The increase between 1998 and 1999 was ascribed to an increase in personnel pursuant to bringing the Humphrey line into full production and taking over the manufacture of the Precisionist(TM).

         Other income (expense) increased by $55,000, to $11,000 for the year ended December 31, 1999, from ($44,000) for the same period in 1998. This was the result of a reduction in interest expense recognized in 1999 and a billing adjustment posted in 1998.

         The Company had a net loss of $3,622,000, or $.54 per share, for the year ended December 31, 1999, compared to a net loss of $2,759,000, or $.69 per share, for the year ended December 31, 1998, an increase of $863,000. The increase in net loss was attributable to a reduction in sales of the Precisionist(TM) as a result of delays in the release of the new fluidic panel, sales returns pursuant to restructuring the Phase II clinical study sites, the valuation of the warrants granted to outside consultants, expenses recognized in connection with the Mutual Release and Settlement Agreement with the manufacturer of the Precisionist(TM), and an increase in bad debt allowance for receivables.


Liquidity and Capital Resources

         The Company used cash in operating activities of $5,424,000 for twelve months ended December 31, 2000, compared to $3,613,000 for the twelve months ended December 31, 1999. The increase in cash used for operating activities in 2000 was attributed to an increase in personnel and marketing and selling expenses, expenses related to FDA clinical site monitoring, and consulting and regulatory fees paid in connection with ISO 9001 and CE Mark certification and investment banking and expenses in connection with the integration of merged companies. The company used cash in investing activities of $725,000 for the twelve months ended December 31, 2000, compared to $16,000 for the year 1999. The difference was due to investment in property and equipment for production of the Precisionist(TM) system, the move to a larger facility, and cash paid for the acquisition of OBF Labs and the merger with Vismed d/b/a Dicon. Net cash provided by financing activities for the twelve months ended December 31, 2000, was $7,225,000, compared to $4,586,000 for the year ended December 31, 1999. Sale transactions of common stock provided $2,572,000, and the exercise of options and warrants to purchase common stock provided $4,842,000 in the year 2000, offset by a reduction of $189,000 in debt.

         At the present time the Company has raised a limited amount of funds through a $20,000,000 equity line of credit under an investment banking arrangement, which the Company will continue to use, if required. The Company will also seek funding to meet its working capital requirements through other collaborative arrangements and strategic alliances, additional public offerings and/or private placements of its securities or bank borrowings, if necessary. There can be no assurance, however, that additional funds, if required, will be available from any of the foregoing or other sources on favorable terms.

         At December 31, 2000, the Company had net operating loss carry-forwards
(NOLs) of approximately $25,000,000 and research and development tax credit carry-forwards of approximately $240,000. These carry-forwards are available to offset future taxable income, if any, and begin to expire in the year 2001. The Company's ability to use its NOLs to offset future income is dependent upon the tax laws in effect at the time the NOLs can be utilized. The Tax Reform Act of 1996 significantly limits the annual amount that can be utilized for certain of these carry-forwards as a result of changes of ownership.


Effect of Inflation and Foreign Currency Exchange

         The Company has not realized a reduction in the selling price of the Precisionist phaco system as a result of domestic inflation. Nor has the Company experienced unfavorable profit reductions due to currency exchange fluctuations or inflation with its foreign customers.

Impact of New Accounting Pronouncements

         In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB
133". This statement establishes accounting and reporting standards for derivative instruments and requires recognition of all derivatives as assets or liabilities in the statement of financial position and measurement of those instruments at fair value. The statement is effective for fiscal years beginning after June 15, 2000. The Company believes that the adoption of SFAS 133 will not have any material effect on the financial statements of the Company.

         The Company has reviewed all other recently issued accounting standards in order to determine their effects, if any, on the results of operations or financial position of the Company. Based on that review, the Company believes that none of these pronouncements will have a significant effect on current or future earnings or operations.


Item 7. Financial Statements
----------------------------

PARADIGM MEDICAL INDUSTRIES, INC.
Financial Statements

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Index to Financial Statements

--------------------------------------------------------------------------------




                                                                        Page
                                                                        ----

Report of Tanner + Co.                                                   F-2


Report of Lavine, Lofgren, Morris & Engelberg                            F-3


Balance Sheet                                                            F-4


Statement of Operations                                                  F-5


Statement of Stockholders' Equity                                        F-6


Statement of Cash Flows                                                  F-8


Notes to Financial Statements                                            F-9



--------------------------------------------------------------------------------
See accompanying notes to financial statements.
                                                                             F-1

                                                    INDEPENDENT AUDITORS' REPORT





To the Board of Directors of
Paradigm Medical Industries, Inc.


We have audited the balance sheet of Paradigm Medical Industries, Inc. (the Company) as of December 31, 2000, and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the 1999 financial statements of Vismed, Inc. (dba Dicon), which was acquired by the Company in June 2000 in a pooling of interests transaction. Such financial statements reflect total revenues and net loss constituting 77% and 23%, respectively, of the related consolidated totals for the year ended December 31, 1999. Those statements were audited by other auditors whose report dated March 15, 2000 has been furnished to us and our opinion, insofar as it relates to data included for Vismed, Inc. (dba Dicon), is based solely on the report of other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Paradigm Medical Industries, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999, in conformity with generally accepted accounting principles.


                                      TANNER + CO.


Salt Lake City, Utah
March 2, 2001

--------------------------------------------------------------------------------
                                                                             F-2

                                                    INDEPENDENT AUDITORS' REPORT








To the Board of Directors
VISMED, INC. dba DICON
San Diego, California

We have audited the accompanying balance sheet of VISMED, INC. dba DICON as of December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of VISMED, INC. dba DICON as of December 31, 1998, were audited by other auditors whose report dated February 26, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VISMED, INC. dba DICON as of December 31, 1999, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


                       LAVINE, LOFGREN, MORRIS & ENGELBERG






March 15, 2000


--------------------------------------------------------------------------------
                                                                             F-3



                                                                         PARADIGM MEDICAL INDUSTRIES, INC.

                                                                                             Balance Sheet

                                                                                         December 31, 2000
----------------------------------------------------------------------------------------------------------



              Assets
              ------

Current assets:
     Cash                                                                               $        2,194,000
     Receivables, net                                                                            1,607,000
     Inventories, net                                                                            4,447,000
     Prepaid and other assets                                                                      177,000
                                                                                        ------------------

                  Total current assets                                                           8,425,000

Intangibles, net                                                                                 1,472,000
Property and equipment, net                                                                        738,000
Other assets                                                                                        88,000
                                                                                        ------------------

                  Total assets                                                          $       10,723,000
                                                                                        ------------------

----------------------------------------------------------------------------------------------------------

              Liabilities and Stockholders' Equity
              ------------------------------------

Current liabilities:
     Payables                                                                           $          687,000
     Accrued liabilities                                                                         1,200,000
     Current portion of long-term debt                                                              22,000
                                                                                        ------------------

                  Total current liabilities                                                      1,909,000
                                                                                        ------------------

Long-term debt                                                                                      10,000
                                                                                        ------------------

Commitments and contingencies                                                                            -

Stockholders' equity:
     Preferred stock, $.001 par value, 5,000,000 shares authorized, 73,693 shares issued and outstanding (aggregate liquidation
       preference of $159,000)                                                                           -
     Common stock, $.001 par value, 20,000,000 shares authorized,
       12,611,189 shares issued and outstanding                                                     13,000
     Additional paid-in capital                                                                 41,157,000
     Stock subscription receivable                                                                  (8,000)
     Accumulated deficit                                                                       (32,358,000)
                                                                                        ------------------

                  Total stockholders' equity                                                     8,804,000
                                                                                        ------------------

                  Total liabilities and stockholders' equity                            $       10,723,000
                                                                                        ------------------


----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.
                                                                                                       F-4

                                                                         PARADIGM MEDICAL INDUSTRIES, INC.
                                                                                   Statement of Operations

                                                                                  Years Ended December 31,
----------------------------------------------------------------------------------------------------------




                                                                               2000              1999
                                                                       -----------------------------------

Sales                                                                  $       7,989,000   $     7,474,000

Cost of sales                                                                  6,626,000         4,624,000
                                                                       -----------------------------------

         Gross profit                                                          1,363,000         2,850,000
                                                                       -----------------------------------

Operating expenses:
     General and administrative                                                5,432,000         3,383,000
     Marketing and selling                                                     3,950,000         2,956,000
     Research and development                                                  1,425,000         1,220,000
                                                                       -----------------------------------

         Total operating expenses                                             10,807,000         7,559,000
                                                                       -----------------------------------

         Operating loss                                                       (9,444,000)       (4,709,000)
                                                                       -----------------------------------

Other income (expense):
     Interest income                                                             146,000            30,000
     Interest expense                                                            (16,000)          (42,000)
     Other income (expense)                                                        9,000           (10,000)
                                                                       -----------------------------------

         Total other income (expense)                                            139,000           (22,000)
                                                                       -----------------------------------

         Loss before provision for income taxes                               (9,305,000)       (4,731,000)

Provision for income taxes                                                             -                 -
                                                                       -----------------------------------

         Net loss                                                      $      (9,305,000)  $    (4,731,000)
                                                                       -----------------------------------

Loss per common share - basic and diluted                              $            (.81)  $          (.62)
                                                                       -----------------------------------

Weighted average common shares - basic and diluted                            11,547,000         7,655,000
                                                                       -----------------------------------

----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.
                                                                                                       F-5


                                                                                           PARADIGM MEDICAL INDUSTRIES, INC.
                                                                                           Statement of Stockholders' Equity

                                                                                      Years Ended December 31, 2000 and 1999
----------------------------------------------------------------------------------------------------------------------------

                                                       Preferred Stock
                        ------------------------------------------------------------------------------
                            Series A              Series B            Series C          Series D             Common Stock
                        ----------------------------------------------------------------------------------------------------
                        Shares   Amount     Shares    Amount     Shares    Amount    Shares    Amount      Shares    Amount
                        ----------------------------------------------------------------------------------------------------

Balance at January 1,
1999                     34,619  $     -    31,236  $      -     6,900   $     -          -   $     -    6,421,806  $  6,000

Issuance of Series D
preferred stock for cash      -        -         -         -         -         -   1,140,000    1,000            -         -

Conversion of preferred
stock                   (26,542)       -   (12,000)        -    (6,400)        -    (826,356)  (1,000)   1,238,199     1,000

Issuance of common stock
for:
  Cash                        -        -         -         -         -         -          -         -      920,900     1,000
  Exercise of warrants
    and options               -        -         -         -         -         -          -         -      166,980         -
  Assets                      -        -         -         -         -         -          -         -      819,257     1,000
  Satisfaction of
    payables                  -        -         -         -         -         -          -         -       23,426         -
  Services                    -        -         -         -         -         -          -         -      116,510     1,000

Offering costs for:
    Preferred stock           -        -         -         -         -         -          -         -            -         -
    Common stock              -        -         -         -         -         -          -         -            -         -

Amortization of unearned
  compensation                -        -         -         -         -         -          -         -            -         -

Issuance of stock options
  and warrants for
  services                    -        -         -         -         -         -          -         -            -         -





                                        --------------------------------------------------------------------------

                                          Additional     Treasury Stock      Unearned    Stock sub-     Accum-
                                           Paid-In      -----------------     Compen-     scription     ulated
                                           Capital       Shares   Amount      sation      Receivable    Deficit
                                        --------------------------------------------------------------------------


Balance at January 1,
1999                                    $  22,282,000    2,600   $  (4,000) $  (94,000) $  (8,000)  $ (18,559,000)

Issuance of Series D
preferred stock for cash                    1,995,000        -           -           -          -               -

Conversion of preferred
stock                                               -        -           -           -          -               -

Issuance of common stock
for:
  Cash                                      2,620,000        -           -           -          -               -
  Exercise of warrants
    and options                               398,000        -           -           -          -               -
  Assets                                    2,656,000        -           -           -          -               -
  Satisfaction of
    payables                                  107,000        -           -           -          -               -
  Services                                    366,000        -           -           -          -               -

Offering costs for:
    Preferred stock                          (347,000)       -           -           -          -               -
    Common stock                             (136,000)       -           -           -          -               -

Amortization of unearned
  compensation                                      -        -           -      94,000          -               -

Issuance of stock options
  and warrants for
  services                                    329,000        -           -           -          -               -


------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.
                                                                                                               F-6


                                                                                           PARADIGM MEDICAL INDUSTRIES, INC.
                                                                                           Statement of Stockholders' Equity
                                                                                                                   Continued

----------------------------------------------------------------------------------------------------------------------------

                                                       Preferred Stock
                        ------------------------------------------------------------------------------
                            Series A              Series B            Series C          Series D             Common Stock
                        ----------------------------------------------------------------------------------------------------
                        Shares   Amount     Shares    Amount     Shares    Amount    Shares    Amount      Shares    Amount
                        ----------------------------------------------------------------------------------------------------

Difference between the
Series D preferred
stock conversion price
and common stock fair
value                         -        -         -         -         -         -           -        -            -         -

Net loss
                        ------------------------------------------------------------------------------------------------------

Balance at
December 31, 1999         8,077        -    19,236         -       500         -     313,644        -    9,707,078    10,000

Treasury stock retired        -        -         -         -         -         -           -        -       (2,600)        -

Conversion of preferred
stock                    (2,120)       -    (4,000)        -      (500)        -    (261,144)       -      297,238         -

Issuance of common stock
for:
  Cash                        -        -         -         -         -         -           -        -      910,933     1,000
  Exercise of warrants
    and stock options         -        -         -         -         -         -           -        -    1,355,646     1,000
  Assets                      -        -         -         -         -         -           -        -      100,000         -
  Services                    -        -         -         -         -         -           -        -      242,894     1,000

Issuance of stock
options and warrants
for services                  -        -         -         -         -         -           -        -            -         -

Net loss                      -        -         -         -         -         -           -        -            -         -
                        ------------------------------------------------------------------------------------------------------

Balance at
December 31, 2000          5,957  $    -    15,236  $      -    $    -         -      52,500  $     -   12,611,189  $ 13,000
                        ------------------------------------------------------------------------------------------------------






                                        --------------------------------------------------------------------------

                                          Additional     Treasury Stock      Unearned    Stock sub-     Accum-
                                           Paid-In      -----------------     Compen-     scription     ulated
                                           Capital       Shares   Amount      sation      Receivable    Deficit
                                        --------------------------------------------------------------------------


Difference between the
Series D preferred
stock conversion price
and common stock fair
value                                         872,000        -           -           -          -        (872,000)

Net loss                                                                                               (3,622,000)
                                        -------------------------------------------------------------------------

Balance at
December 31, 1999                          31,142,000    2,600      (4,000)          -     (8,000)    (23,053,000)

Treasury stock retired                         (4,000)  (2,600)      4,000           -          -               -

Conversion of preferred
stock                                               -        -           -           -          -               -

Issuance of common stock
for:
  Cash                                      2,571,000        -           -           -          -               -
  Exercise of warrants
    and stock options                       4,841,000        -           -           -          -               -
  Assets                                      675,000        -           -           -          -               -
  Services                                  1,403,000        -           -           -          -               -

Issuance of stock
options and warrants
for services                                  529,000        -           -           -          -               -

Net loss                                            -        -           -           -          -      (9,305,000)
                                        -------------------------------------------------------------------------

Balance at
December 31, 2000                       $  41,157,000        -   $       -  $        -  $  (8,000)  $ (32,358,000)
                                        -------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.
                                                                                                              F-7



                                                                         PARADIGM MEDICAL INDUSTRIES, INC.

                                                                                   Statement of Cash Flows

                                                                                 Years Ended December 31,
-------------------------------------------------------------------------------------------------------------------



                                                                               2000              1999
                                                                       -----------------------------------


Cash flows from operating activities:
     Net loss                                                          $      (9,305,000)  $    (4,731,000)
     Adjustments to reconcile net loss to net
       cash used in operating activities:
         Depreciation and amortization                                           528,000           332,000
         Amortization of unearned compensation                                         -            94,000
         Issuance of common stock for services                                 1,404,000           367,000
         Issuance of stock option/warrant for services                           529,000           329,000
         Provision for losses on receivables                                     (30,000)          345,000
         Provision for losses on inventory                                       489,000                 -
         (Gain) loss on disposal of assets                                        (2,000)            5,000
         Write-down of assets                                                          -           331,000
         (Increase) decrease in:
              Receivables                                                        153,000          (284,000)
              Inventories                                                        449,000          (558,000)
              Prepaid and other assets                                             4,000           134,000
         Increase (decrease) in:
              Payables                                                           140,000            19,000
              Accrued liabilities                                                217,000            48,000
                                                                       -----------------------------------

                  Net cash used in
                  operating activities                                        (5,424,000)       (3,613,000)
                                                                       -----------------------------------

Cash flows from investing activities:
     Purchase of property and equipment                                         (613,000)          (82,000)
     Increase in intangibles                                                     (26,000)          (26,000)
     Proceeds from the disposal of assets                                          9,000            48,000
     Net cash paid in acquisition                                                (95,000)                -
                                                                       -----------------------------------

                  Net cash used in
                  investing activities                                          (725,000)          (16,000)
                                                                       -----------------------------------

Cash flows from financing activities:
     Proceeds from issuance of Series D preferred stock                                -         1,649,000
     Proceeds from issuance of common stock                                    2,572,000         2,485,000
     Principal payments on notes payable and long-term debt                     (189,000)          (38,000)
     Proceeds from note payable                                                        -            92,000
     Proceeds from exercise of common stock warrants and options               4,842,000           398,000
                                                                       -----------------------------------

                  Net cash provided by
                  financing activities                                         7,225,000         4,586,000
                                                                       -----------------------------------

Net increase in cash                                                           1,076,000           957,000

Cash, beginning of year                                                        1,118,000           161,000
                                                                       -----------------------------------

Cash, end of year                                                      $       2,194,000   $     1,118,000
                                                                       -----------------------------------



----------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.
                                                                                                       F-8

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

1.   Organization       Organization
     and                Paradigm  Medical  Industries,  Inc.  (the Company) is a
     Significant        Delaware  Corporation  incorporated in October 1989. The
     Accounting         Company   is  engaged   in  the   design,   development,
     Policies           manufacture,  and sale of high  technology  surgical and
                        diagnostic eye care products.  Its surgical equipment is
                        designed to perform minimally  invasive cataract surgery
                        and  is  comprised  of  surgical   devices  and  related
                        instruments  and   accessories,   including   disposable
                        products. Its diagnostic products include a pachymeter, an A-Scan, an A/B Scan, a biomicroscope, a perimeter, a corneal topographer, and a blood flow analyzer.

                        Its ultrasound diagnostic products technology were acquired from Humphrey Systems in 1998. In October 1999, the Company purchased the inventory and design and production rights of another line of surgical equipment, also designed to perform minimally invasive cataract surgery. The line includes the Mentor SIStem (TM), the Odyssey (TM), and the Surgitrol (TM). In November 1999, the Company entered into a Mutual Release and Settlement Agreement with the manufacturer of the Precisionist Thirty Thousand (TM) in which the Company purchased the raw material and finished goods inventory to bring manufacture of this product in-house. The Dicon (TM) perimeter and the Dicon (TM) topographer were acquired when the Company acquired Vismed in June 2000. The blood flow analyzer was acquired when Ocular Blood Flow LTD
                        (OBF) was purchased in June 2000.

                        Liquidity
                        The Company has incurred net losses and negative cash flows from operating activities for the year ended December 31, 2000 and 1999 and has an accumulated deficit. The Company currently has a private equity line of credit agreement with Triton West Group, Inc., (Triton), which allows the Company to sell $20 million of common stock over a three year period beginning June 30, 2000 to Triton by tendering put notices to purchase shares (see note 4). Management believes that the combination of existing working capital and the private equity line of credit will be sufficient to assure continuation of the Company's operations through December 31, 2001. In the past, the Company has relied heavily upon sales of its common and preferred stock to fund operations. There can be no assurance that such equity financing will be available on terms acceptable to the Company in the future. If the Company is unable to obtain such financing or secure debt financing, it may be unable to continue development of its products and may be required to substantially curtail operations.

--------------------------------------------------------------------------------
                                                                             F-9

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

1.   Organization       Cash Equivalents
     and                For  purposes  of the  statement  of  cash  flows,  cash
     Significant        includes  all  cash  and   investments   with   original
     Accounting         maturities to the Company of three months or less.
     Policies
     Continued          The Company  maintains its cash in bank deposit accounts
                        which, at times,  may exceed  federally  insured limits.
                        The  Company  has not  experienced  any  losses  in such
                        account   and   believes   it  is  not  exposed  to  any
                        significant credit risk on cash and cash equivalents.

                        Inventories
                        Inventories are stated at the lower of cost or market, cost is determined using the weighted average method.

                        Property and Equipment
                        Property and equipment are recorded at cost, less accumulated depreciation. Depreciation on property and equipment is determined using the straight-line method over the estimated useful lives of the assets or terms of the lease. Expenditures for maintenance and repairs are expensed when incurred and betterments are capitalized. Gains and losses on sale of property and equipment are reflected in operations.

                        Intangible Assets
                        Intangible assets consist of the purchase price in excess of net assets acquired in the purchase of Ocular Blood Flow, Ltd., product rights, capitalized payments to manufacturers for engineering and design services and patent costs. These costs are being amortized using the straight line method over a three to ten year period.

                        Evaluation of Intangible and Other Long-Lived Assets
                        The Company evaluates the carrying value of the unamortized balances of intangible and other long-lived assets to determine whether any impairment of these assets has occurred or whether any revision to the related amortization periods should be made. This evaluation is based on management's projections of the undiscounted future cash flows associated with each asset. If management's evaluation were to indicate that the carrying values of these assets were impaired, such impairment would be recognized by a write down of the applicable asset.


--------------------------------------------------------------------------------
                                                                            F-10

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

1.   Organization       Income Taxes
     and                Deferred income taxes are provided in amounts sufficient
     Significant        to  give  effect  to   temporary   differences   between
     Accounting         financial  and tax  reporting,  principally  related  to
     Policies           depreciation,  stock compensation  expense,  and accrued
     Continued          liabilities.

                        Earnings Per Share
                        The  computation  of basic  earnings per common share is
                        based  on  the   weighted   average   number  of  shares
                        outstanding during each year.

                        The computation of diluted earnings per common share is based on the weighted average number of shares outstanding during the year plus the common stock equivalents, which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the year. Options and warrants to purchase 3,412,181 and 3,684,990 shares of common stock at prices ranging from $2.30 to $12.98 per share were outstanding at December 31, 2000 and 1999, respectively, but were not included in the diluted earnings per share calculation because the effect would have been antidilutive.

                        Revenue Recognition
                        Revenues for sales of products that require specific installation and acceptance by the customer are recognized upon such installation and acceptance by the customer. Revenues for sales of other surgical systems, ultrasound diagnostic devices, and disposable products are recognized when the product is shipped.

                        Research and Development
                        Costs incurred in connection with research and development activities are expensed as incurred. These costs consist of direct and indirect costs associated with specific projects as well as fees paid to various entities that perform certain research on behalf of the Company.

                        Concentration of Risk
                        The market for ophthalmic lasers is subject to rapid technological change, including advances in laser and other technologies and the potential development of alternative surgical techniques or new pharmaceutical products. Development by others of new or improved products, processes or technologies may make products developed by the Company obsolete or less competitive.

--------------------------------------------------------------------------------
                                                                            F-11

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

1.   Organization       Concentration of Risk - Continued
     and                The Company's high technology  product line requires the
     Significant        Company  to  deal  with  suppliers  and   subcontractors
     Accounting         supplying  highly  specialized  parts,  operating highly
     Policies           sophisticated   and  narrow   tolerance   equipment  and
     Continued          performing  highly  technical  calculations  and  tasks.
                        Although  there are a limited  number of  suppliers  and
                        manufacturers  that  meet the  standards  required  of a
                        regulated medical device, management believes that other
                        suppliers  and   manufacturers   could  provide  similar
                        components and services.

                        The nature of the Company's business exposes it to risk from product liability claims. The Company maintains product liability insurance providing coverage up to $2 million per claim with an aggregate policy limit of $2 million. Any losses that the Company many suffer from any product liability litigation could have a material adverse effect on the Company.

                        A significant portion of the Company's product sales are in foreign countries. The economic and political instability of some foreign countries may affect the ability of medical personnel to purchase the Company's products and the ability of the customers to pay for the procedures for which the Company's products are used. Such circumstances could cause a possible loss of sales, which would affect operating results adversely.

                        During the year ended December 31, 1999, the Company had sales to a major customer which represented approximately 14% of total net sales. During the year ended December 31, 2000, no single customer represented more than 10% of total net sales.

                        Accounts receivable are due from medical distributors, surgery centers, hospitals and ophthalmologists located throughout the U.S. and a number of foreign countries. The receivables are generally due within thirty days for domestic customers and sixty days for international customers. The Company maintains an allowance for estimated potentially uncollectible amounts.

                        The Company maintains its cash in bank deposit accounts, which at times, may exceed federally insured limits. The Company has not experienced any losses in such account and believes it is not exposed to any significant credit risk on cash and cash equivalents.


--------------------------------------------------------------------------------
                                                                            F-12

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

1.   Organization       Warranty
     and                The Company provides  product  warranties on the sale of
     Significant        certain products that generally extend for one year from
     Accounting         the date of sale.  The  Company  maintains a reserve for
     Policies           estimated warranty costs based on historical  experience
     Continued          and management's best estimates.

                        Use of Estimates in the Preparation of Financial Statements
                        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        Reclassifications
                        Certain amounts in the 1999 financial statements have been reclassified to conform with the presentation of the current year financial statements.


2.   Acquisitions       In June 2000,  the Company  acquired  Vismed,  Inc.  dba
                        Dicon in exchange  for 921,500  shares of common  stock.
                        The business combination has been accounted for by the pooling-of-interest method in accordance with APB 16.
                        Accordingly, the historical financial statements have been restated to reflect the combination with Vismed as if it had occurred as of January 1, 1999. Vismed was founded in 1989 and manufactures and distributes Dicon branded diagnostic products. These products include a perimeter used to detect retinal sensitivity and a corneal topographer used to measure the curvature of the cornea which is useful in the fitting of contact lenses and refractive surgery.

                        In June 2000, the Company completed the purchase of Ocular Blood Flow, Ltd. (OBF) for $100,000 and 100,000 shares of common stock. This transaction has been accounted for using the purchase method of accounting. OBF manufactures a blood flow analyzer representing proprietary technology for measuring blood flow to the eye. Pro forma results of operations as if the companies had been combined have not been presented since OBF operations were not significant.



--------------------------------------------------------------------------------
                                                                            F-13

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

3.   Detail of
     Certain
     Balance
     Sheet
     Accounts

Receivables:
     Trade receivables                                       $        1,963,000
     Other                                                               14,000
     Allowance for doubtful accounts                                   (370,000)
                                                             ------------------

                                                             $        1,607,000
                                                             ------------------

Inventories:
     Finished goods                                          $        1,513,000
     Work in process                                                    334,000
     Raw materials                                                    3,089,000
     Reserve for obsolescence                                          (489,000)
                                                             ------------------

                                                             $        4,447,000
                                                             ------------------

Accrued liabilities:
     Warranty and return allowance                           $          475,000
     Customer deposits                                                   38,000
     Payroll and employee benefits                                      191,000
     Royalties                                                           58,000
     Commissions                                                        143,000
     Deferred revenue                                                   121,000
     Other                                                              174,000
                                                             ------------------

                                                             $        1,200,000
                                                             ------------------

Intangible assets:
     Purchase price in excess of net asset acquired          $          799,000
     Product and technology rights                                      773,000
     Engineering and design costs                                       482,000
     Patents                                                            143,000
                                                             ------------------
                                                                      2,197,000
Accumulated amortization                                               (725,000)
                                                             ------------------

Net intangible assets                                        $        1,472,000
                                                             ------------------


                        Amortization expense for the years ended December 31, 2000 and 1999 was $260,000 and $203,000, respectively.

--------------------------------------------------------------------------------
                                                                            F-14

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------


3.   Detail of
     Certain
     Balance
     Sheet
     Accounts
     Continued


Preferred stock:
     Series A 500,000 shares authorized, 5,957
       shares issued and outstanding (aggregate
       liquidation preference of $6,000)                      $                -
     Series B, 500,000 shares authorized, 15,236
       shares issued and outstanding (aggregate
       liquidation preference of $61,000)                                      -
     Series C, 30,000 shares authorized, no
       shares issued and outstanding                                           -
     Series D 1,140,000 shares authorized,
       52,500 shares issued and outstanding
       (aggregate liquidation preference of $92,000)                           -
                                                              ------------------

                                                              $                -
                                                              ------------------



4.   Property and       Property and equipment consists of the following:
     Equipment


Office equipment                                          $         547,000
Computer equipment                                                  554,000
Automobile                                                           56,000
Furniture and fixtures                                              258,000
Leasehold improvements                                              182,000
                                                          -----------------

                                                                  1,597,000

Accumulated depreciation and amortization                          (859,000)
                                                          -----------------

                                                          $         738,000
                                                          -----------------




--------------------------------------------------------------------------------
                                                                            F-15

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

4.   Equity Line        The  Company  currently  has a  private  equity  line of
     of Credit          credit agreement with Triton West Group, Inc., (Triton),
                        which  allows the  Company to sell $20 million of common
                        stock over a three year period  beginning  June 30, 2000
                        to Triton by tendering  put notices to purchase  shares.
                        The put  notices  may be  tendered by the Company at the
                        Company's  discretion.  Upon the put  notice  Triton  is
                        obligated  to  purchase  shares  at 88%  of  the  lowest
                        closing  bid  price  on  the  trading  day   immediately
                        following a five day period commencing two days prior to put notice and ending two days after such put notice date. The total amount per put is determined based on the stock closing bid price and the 30 trading day volume, with a maximum put amount of $2 million.


5.   Long-Term          Long-term debt consists of the following:
     Debt


                        Note payable to a bank in monthly
                        installments of $418, including interest
                        at 9.95% secured by an automobile, due
                        September 2001                               $    3,000

                        Note payable to a bank in monthly
                        installments of $471, including interest
                        at 1% over the bank's prime lending rate
                        which was 10.5% at December 31, 2000. The
                        note is secured by equipment and is due
                        June 2001                                         3,000

                        Capital lease obligations (see note 6)           26,000
                                                                     ----------

                                                                         32,000

                        Less current portion                             22,000
                                                                     ----------

                                                                     $   10,000
                                                                     ----------


                        Future maturities are as follows:


                        Year Ending December 31,                Amount
                        ------------------------          -----------------

                           2001                           $          22,000
                           2002                                      10,000
                                                          -----------------

                                                          $          32,000
                                                          -----------------


--------------------------------------------------------------------------------
                                                                            F-16

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

6.   Lease              During the year ended  December  31,  2000,  the Company
     Obligations        leased certain  equipment under  noncancellable  capital
                        leases. These leases provide the Company the option to purchase the leased assets at the end of the initial lease term. Assets under capital leases included in fixed assets and are as follows:

                        Computer and other equipment         $          53,000

                        Less accumulated amortization                  (20,000)
                                                             -----------------

                                                             $          33,000
                                                             -----------------

                        Amortization expense on assets under capital leases during the year ended December 31, 2000 and 1999 was $10,000.

                        Capital lease obligations have imputed interest rates of approximately 15% to 22% and are payable in aggregate monthly installments of approximately $2,000 through 2001 and $1,000 through October 2002. The leases are secured by equipment. Future minimum payments on the capital lease obligations are as follows:


                        2001                              $          25,000
                        2002                                          5,000
                                                          -----------------

                                                                     30,000

                        Less amount representing
                         interest                                    (4,000)
                                                          -----------------

                        Present value of future
                          minimum lease payments          $          26,000
                                                          -----------------



--------------------------------------------------------------------------------
                                                                            F-17

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

6.   Lease              The Company  leases office and warehouse  space under an
     Obligations        operating   lease   agreement.   Future  minimum  rental
     Continued          payments under the  noncancelable  operating lease as of
                        December 31, 2000 is approximately as follows:

                        Year Ending December 31,                Amount
                        ------------------------          -----------------

                           2001                           $         401,000
                           2002                                     410,000
                           2003                                      63,000
                           Thereafter                                     -
                                                          -----------------

                           Total future minimum rental
                             payments                     $         874,007
                                                          -----------------

                        Rent expense related to noncancelable operating leases was approximately $362,000 and $289,000 for the years ended December 31, 2000 and 1999, respectively.


7.   Income             The provision for income taxes is different than amounts
     Taxes              which  would  be  provided  by  applying  the  statutory
                        federal income tax rate to loss before provision for income taxes for the following reasons:

                                                     Years Ended
                                                    December 31,
                                          ---------------------------------
                                                2000             1999
                                          ---------------------------------

Federal income tax benefit at
  statutory rate                          $       3,443,000  $      1,806,000
Expiration of research and
  development tax credit
  carryforwards                                    (107,000)              -
Tax credits                                          44,000          49,000
Other                                               (35,000)        (22,000)
Change in valuation allowance                    (3,345,000)     (1,833,000)
                                          ---------------------------------

                                          $               -  $            -
                                          ---------------------------------



--------------------------------------------------------------------------------
                                                                            F-18

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

7.   Income             Deferred tax assets  (liabilities)  are comprised of the
     Taxes              following:
     Continued
                        Net operating loss carryforward       $       9,170,000
                        Depreciation and amortization                   102,000
                        Allowance and reserves                          487,000
                        Research and development tax credit
                         carryforwards                                  240,000
                                                              -----------------

                                                                      9,999,000

                        Valuation allowance                          (9,999,000)
                                                              -----------------

                                                              $              -
                                                              -----------------

                        A valuation allowance has been established for the net deferred tax asset due to the uncertainty of the Company's ability to realize such asset.

                        At December 31, 1999, the Company had net operating loss carryforwards of approximately $25,000,000 and research and development tax credit carryforwards of approximately $240,000. These carryforwards are available to offset future taxable income and begin to expire in 2001. The utilization of the net operating loss carryforwards is dependent upon the tax laws in effect at the time the net operating loss carryforwards can be utilized. The Tax Reform Act of 1986 significantly limits the annual amount that can be utilized for certain of these carryforwards as a result of the change in ownership.


8.   Capital            The Company has  established a series of preferred stock
     Stock              with a total of  5,000,000  authorized  shares and a par
                        value of $.001, and one series of common stock with a par value of $.001 and a total of 20,000,000 authorized shares.



--------------------------------------------------------------------------------
                                                                            F-19

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

8.   Capital Stock      Series A Preferred Stock
     Continued          On September 1, 1993,  the Company  established a series
                        of  non-voting  preferred  shares  designated  as the 6%
                        Series A Preferred Stock, consisting of 500,000 shares with $.001 par value. The Series A Preferred Stock has the following rights and privileges:

                        1. The holders of the shares are entitled to dividends at the rate of twenty-four cents ($.24) per share per annum, payable in cash only from surplus earnings of the Company or in additional shares of Series A Preferred Stock. The dividends are non-cumulative and therefore deficiencies in dividend payments from one year are not carried forward to the next year.

                        2. Upon the liquidation of the Company, the holders of the Series A Preferred Stock are entitled to receive, prior to any distribution of any assets or surplus funds to the holders of shares of common stock or any other stock, an amount equal to $1.00 per share, plus any accrued and unpaid dividends related to the fiscal year in which such liquidation occurs.

                        3. The shares are convertible at the option of the holder at any time into common shares, based on an initial conversion rate of one share of Series A Preferred Stock for 1.2 common shares.

                        4.  The holders of the shares have no voting rights.

                        5. The Company may, at its option, redeem all of the then outstanding shares of the Series A Preferred Stock at a price of $4.50 per share, plus accrued and unpaid dividends related to the fiscal year in which such redemption occurs.


--------------------------------------------------------------------------------
                                                                            F-20

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



8.   Capital Stock      Series B Preferred Stock
     Continued          On May 9,  1994,  the  Company  established  a series of
                        non-voting  preferred shares  designated at 12% Series B
                        Preferred Stock, consisting of 500,000 shares with $.001 par value. The Series B Preferred Stock have the following rights and privileges:

                        1. The holders of the shares are entitled to dividends at the rate of forty-eight cents ($.48) per share per annum, payable in cash only from surplus earnings of the Company or in additional shares of Series B Preferred Stock. The dividends are non-cumulative and therefore deficiencies in dividend payments from one year are not carried forward to the next year.

                        2. Upon the liquidation of the Company, the holders of the Series B Preferred Stock are entitled to receive, prior to any distribution of any assets or surplus funds to the holders of shares of common stock or any other stock, an amount equal to $4.00 per share, plus any accrued and unpaid dividends related to the fiscal year in which such liquidation occurs. Such right, however, is subordinate to the rights of the holders of Series A Preferred Stock to receive a distribution of $1.00 per share plus accrued and unpaid dividends.

                        3. The shares are convertible at the option of the holder at any time into common shares, based on an initial conversion rate of one share of Series B Preferred Stock for 1.2 common shares.

                        4.  The holders of the shares have no voting rights.

                        5. The Company may, at its option, redeem all of the then outstanding share of the Series B Preferred Stock at a price of $4.50 per share, plus accrued and unpaid dividends related to the fiscal year in which such redemption occurs.


--------------------------------------------------------------------------------
                                                                            F-21

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

8.   Capital Stock      Series C Preferred Stock
     Continued          In January 1998, the Company  authorized the issuance of
                        a total of 30,000  shares of Series C  Preferred  Stock,
                        $.001  par  value,  $100  stated  value.  The  Series  C
                        Preferred   Stock   have  the   following   rights   and
                        privileges:

                        1. The holders of the shares are entitled to dividends at the rate of 12% per share per annum of the aggregate stated value. The dividends are non-cumulative and, therefore, deficiencies in dividend payments from one year are not carried forward to the next year.

                        2. Upon the liquidation of the Company, the holders of the Series C Preferred Stock are entitled to receive an amount per share equal to the greater of (a) the amount they would have received if they had converted the shares into shares of Common Stock immediately prior to such liquidation plus declared but unpaid dividends; or (b) the stated value, subject to adjustment.

                        3. Each share is convertible, at the option of the holder at any time until January 1, 2002, into approximately 57.14 shares of common stock at an initial conversion price, subject to adjustments for stock splits, stock dividends and certain combination or recapitalization of the common stock, equal to $1.75 per share of common stock.

                        4.  The holders of the shares have no voting rights.


                        Series D Preferred Stock
                        In January 1999, the Company's Board of Directors authorized the issuance of a total of 1,140,000 shares of Series D Preferred Stock $.001 par value, $1.75 stated value. The Series D Preferred Stock has the following rights and privileges:

                        1. The holders of the shares are entitled to dividends at the rate of 10% per share per annum of the aggregate stated value. The dividends are non-cumulative and, therefore, deficiencies in dividend payments from one year are not carried forward to the next year.


--------------------------------------------------------------------------------
                                                                            F-22

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

8.   Capital Stock      Series D Preferred Stock - Continued
     Continued
                        2.  Upon the liquidation of the Company,  the holders of
                            the Series D Preferred Stock are entitled to receive an amount per share equal to the greater of (a) the amount they would have received had they converted the shares into Common Stock immediately prior to such liquidation plus all declared but unpaid dividends; or (b) the stated value, subject to adjustment.

                        3. Each share is convertible, at the option of the holder at any time until January 1, 2002, into one share of Common Stock at an initial conversion price, subject to adjustment. The Series D Preferred Stock shall be converted into one share of the Common Stock subject to adjustment (a) on January 1, 2002 or (b) upon 30 days written notice by the Company to the holders of the Shares, at any time after (i) the 30-day anniversary of the registration statement on which the shares of Common Stock issuable upon conversion of the Series D Preferred Stock were registered and (ii) the average closing price of the Common Stock for the 20-day period immediately prior to the date on which notice of redemption is given by the Company to the holders of the Series D Preferred Stock is at least $3.50 per share. The Company in 1999 recorded $872,000 as in increase to additional paid-in capital and a change to accumulated deficit related to the differences in the conversion price of the preferred stock to common stock.

                        4.  The holders of the shares have no voting rights.


9.   Stock Option       The  Company has a Stock  Option Plan (the Option  Plan)
     Plan and           which   reserves   300,000   shares  of  the   Company's
     Warrants           authorized but unissued common stock for the granting of
                        stock options. An amendment to the Plan increases the number of shares of common stock reserved for issuance thereunder by an aggregate of 300,000 shares.

                        The Option Plan provides for the grant of incentive stock options and non-qualified stock options to employees and directors of the Company. Incentive stock options may be granted only to employees. The Option Plan is administered by the Board of Directors or a Compensation Committee, which determines the terms of options granted including the exercise price, the number of shares subject to the option, and the exercisability of the option.


--------------------------------------------------------------------------------
                                                                            F-23

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

9.   Stock Option       In addition,  the Company granted the following  options
     Plan and           and  warrants  to  non-employees  during the years ended
     Warrants           December 31:
     Continued
                        2000
                        ----

                        o Warrants to purchase 50,000 shares of common stock at an exercise price of $7.27, vested immediately, to an entity in connection with a private placement sale of common stock.

                        o Warrants to purchase 100,000 shares of common stock at an exercise price of $4.00, vested immediately, as incentive for an individual to exercise 100,000 warrants that had been previously granted for consulting services.

                        o Warrants to purchase 50,000 shares of common stock at an exercise price of $6.75, vested in November 2000, to a consultant in connection with the extension of the consulting agreement.

                        o Warrants to purchase 150,000 shares of common stock at an exercise price of $4.00, vested immediately, to an entity of which a former director is the President as payment for services rendered in connection with a private placement sale of common stock.

                        o Warrants to purchase 50,000 shares of common stock at an exercise price of $4.00, vesting in May 2001, to a consultant in connection with the extension of the consulting agreement.

                        o Options to purchase 20,000 shares of common stock at an exercise price of $5.00, vested immediately, to various non-employees as payment for services rendered.


--------------------------------------------------------------------------------
                                                                            F-24

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

9.   Stock Option       1999
     Plan and           ----
     Warrants
     Continued          o   Warrants to purchase  211,400 shares of common stock
                            at an exercise price between $2.38 and $2.69 per share, vested immediately, to various entities in connection with the sale of Series D Preferred Stock

                        o Warrants to purchase 50,000 shares of common stock at an exercise price of $4.75, vested in May 2000, to a consultant in connection with the extension of the consulting agreement

                        o Warrants to purchase 100,000 shares of common stock at an exercise price of $4.00, vested immediately, to a consultant as payment for consulting services

                        o Warrants to purchase 140,000 shares of common stock at an exercise price of $2.25, vested immediately, to consultants as payment for consulting services

                        o Warrants to purchase 100,000 shares of common stock at an exercise price of $4.00, vested immediately, to entities of which former directors are officers/directors, as incentive for the entities to exercise 140,000 warrants that had been previously granted for consulting services


--------------------------------------------------------------------------------
                                                                            F-25

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

9.   Stock Option       A schedule of the options and warrants is as follows:
     Plan and
     Warrants
     Continued
                                                Number of           Exercise
                                   ----------------------------     Price Per
                                          Options      Warrants       Share
                                   --------------------------------------------

Outstanding at January 1,
 1999                                     831,810     2,020,283  $ 3.00 - 12.98
     Granted                              337,872       801,400    2.30 -  7.50
     Exercised                                  -      (166,980)   2.30 -  3.00
     Expired                                    -       (17,945)   3.00 -  4.00
     Forfeited                           (121,450)            -            5.00
                                   --------------------------------------------

Outstanding at December 31,
  1999                                  1,048,232     2,636,758  $ 2.30 - 12.98
     Granted                              746,000       400,000    4.00 -  7.27
     Exercised                           (162,490)   (1,100,056)   2.38 -  8.13
     Expired                              (18,488)     (137,775)   3.33 -  6.49
                                   --------------------------------------------

Outstanding at December 31,
 2000                                   1,613,254     1,798,927  $ 2.30 - 12.98
                                   --------------------------------------------




--------------------------------------------------------------------------------
                                                                            F-26

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

10.  Stock-Based        The Company  adopted the disclosure  only  provisions of
     Compensation       Statement of Financial  Accounting  Standards (SFAS) No.
                        123,   "Accounting   for   Stock-Based    Compensation."
                        Accordingly, no compensation expense has been recognized for stock options granted to employees. Had compensation expense for the Company's stock options been determined based on the fair value at the grant date consistent with the provisions of SFAS No. 123, the Company's results of operations would have been reduced to the pro forma amounts indicated below:

                                                        Years Ended
                                                        December 31,
                                            ------------------------------------
                                                   2000              1999
                                            ------------------------------------

Net loss - as reported                      $       (9,305,000)  $   (4,731,000)
Net loss - pro forma                        $      (10,180,000)  $   (5,582,000)
Loss per share - as reported                $             (.81)  $         (.62)
Loss per share - pro forma                  $             (.88)  $         (.73)
                                            ------------------------------------

                        The fair value of each option grant is estimated at the date of grant using the Black-Scholes option pricing model with the following assumptions:


                                                   December 31,
                                        -----------------------------------
                                               2000             1999
                                        -----------------------------------

Expected dividend yield                 $               -    $           -
Expected stock price volatility                       106%              81%
Risk-free interest rate                               6.0%             6.0%
Expected life of options                         2-5 years      2 - 5 years
                                        -----------------------------------

                        The weighted average fair value of options granted during the years ended December 31, 2000 and 1999 are $2.69 and $1.24, respectively.


--------------------------------------------------------------------------------
                                                                            F-27

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

10.  Stock-Based        The following table summarizes  information  about stock
     Compensation       options and warrants outstanding at December 31, 2000:
     Continued
                            Outstanding                      Exercisable
              ------------------------------------------------------------------
                             Weighted
                              Average
                             Remaining     Weighted                  Weighted
   Range of                 Contractual    Average                   Average
   Exercise      Number        Life       Exercise      Number       Exercise
    Prices     Outstanding    (Years)       Price     Exercisable     Price
--------------------------------------------------------------------------------

$ 2.30 - 5.00  1,799,273       4.64     $    4.48    1,307,735      $      4.34
  6.00 - 8.13  1,587,025       1.60          7.21    1,462,025             7.31
        12.98     25,883        N/A         12.98       25,883            12.98
--------------------------------------------------------------------------------

$ 2.30 -12.98  3,412,181       3.19     $    5.81    2,795,643      $      5.97
--------------------------------------------------------------------------------


11.  Related Party      On  January  21,  2000 the  Board of  Directors  granted
     Transactions       Thomas F. Motter,  CEO and President,  100,000 shares of
                        the Company's Common Stock. 61,111 shares of this total amount were considered repayment for 61,111 shares Mr.
                        Motter sold to Douglas A. MacLeod prior to the Company's initial public offering in July 1996, under a settlement agreement to terminate certain anti-dilution rights granted Mr. MacLeod by the Company. The balance of 38,889 shares was deemed by the Board as a bonus for work done by Mr. Motter since the initial public offering. The market price on the date of grant was $12.50 per share, and compensation expense in the amount of $486,000 was recognized.

                        On January 21, 2000 the Board of Directors granted Michael W. Stelzer, a former officer of the Company, 20,000 shares of the Company's Common Stock as part of a severance agreement, and as part of settlement of Mr. Stelzer's employment agreement. The market price on the date of grant was $12.50 per share, and compensation expense in the amount of $250,000 was recognized.

                        On June 5, 2000 the Company issued Mark Miehle 28,500 shares of the Company's Common Stock for a signing bonus as part of Mr. Miehle's employment agreement. The market price on the date of the grant was $6.8125 per share, and compensation expense in the amount of $194,000 was recognized.


--------------------------------------------------------------------------------
                                                                            F-28

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

11.  Related Party      The  Company  has an amended  exclusive  patent  license
     Transactions       agreement  with a company  which owns the patent for the
     Continued          laser-probe used on the Photon machine.  This company is
                        owned by a shareholder of the Company. The agreement provides for the payment of a 1% royalty on all sales proceeds related directly or indirectly, to the Photon machine. The agreement terminates on July 7, 2003.
                        Through December 31, 2000, no significant royalties have been paid under this agreement.

                        A law firm, of which a director of the Company is a shareholder, has rendered legal services to the Company. The Company paid this firm $167,000 and $53,000, for the year ended December 31, 2000 and 1999, respectively. As of December 31, 2000, the Company owed this firm $12,000 which is included in accounts payable.

                        The Company had an investment banking agreement with Win Capital Corp. for a two year period which may be extended an additional year. A former director of the Company is a director and president of Win Capital. The Company pays a retainer to Win Capital of $2,000 per month for the first six months, $4,000 per month for the second six months and $6,000 per month for the remainder of the contract. The Company also issued a warrant to Win Capital to purchase up to 191,000 shares of common stock at a purchase price of $3.00 per share. The Company satisfied the cash portion of this agreement in 1999 through the payment of $7,500 and the issuance of 24,200 shares of common stock.

                        During the year ended December 31, 1999, prior to the initial closing of the Series D Preferred Offering, the Company borrowed $75,000 from Cyn Del, of which a former director of the Company is President, a director and shareholder and $25,000 from Win Capital. The combined $100,000 loan bore interest at a rate of 10% per annum, and was paid back at the end of six months. The Company issued warrants to purchase 105,000 shares of Common Stock to Cyn Del and warrants to purchase 35,000 shares to Win Capital. The Company also entered into a one-year consulting agreement, wherein Cyn Del would provide consulting services to the Company in consideration for a fee of $5,000 per month for the term of the agreement. In April, 1999 the Board of Directors agreed to grant 25,000 warrants to Win Capital and 75,000 warrants to Cyn Del, both at an exercise price of $4.00 per share, if they exercised their outstanding warrants, which they did.


--------------------------------------------------------------------------------
                                                                            F-29

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

11.  Related Party      During the year ended  December  31,  2000,  the Company
     Transactions       paid Cyn Del $500,000  and granted  warrants to purchase
     Continued          150,000  shares of  common  stock as  consideration  for
                        services rendered in connection with a private placement sale of the Company's common stock.

                        The Company also entered into a consulting agreement with Cyn Del which expires March 2001 and requires monthly payments of $17,000.


12.  Supplemental       During  the year ended  December  31,  2000 the  Company
     Cash Flow          acquired  the assets  and  liabilities  of Ocular  Blood
     Information        Flow,  Ltd.  (OBF)  in  a  purchase   transaction.   The
                        transaction required the payment of $100,000 and 100,000
                        shares  of  common  stock.   The  Company  recorded  the
                        following:

                        Accounts receivable                   $          22,000
                        Prepaids                                         18,000
                        Inventory                                        28,000
                        Intangibles                                     799,000
                        Property, plant and equipment                    25,000
                        Accounts payable                                (48,000)
                        Accrued liabilities                              (8,000)
                        Debt                                            (66,000)
                        Common stock issued                            (675,000)
                                                              -----------------

                        Net cash                              $          95,000
                                                              -----------------


                        During the year ended December 31, 1999:

                        o The Company issued common stock in exchange for inventory of $2,528,000, intangible assets of $120,000, equipment of $9,000 and accounts payable of $107,000.

                        o The Company increased the accumulated deficit and additional paid-in capital by $872,000 due to the difference between the Series D preferred stock conversion price and the common stock fair value.

                        o The Company acquired property and equipment in exchange for long-term debt of $19,000.


--------------------------------------------------------------------------------
                                                                            F-30

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

12.  Supplemental       Actual amounts paid for interest and income taxes are as
     Cash Flow          follows:
     Information
     Continued                                    Years Ended
                                                   December 31,
                                        -----------------------------------
                                               2000             1999
                                        -----------------------------------

Interest                                $        16,000     $     15,000
                                        -----------------------------------

Income taxes                            $             -     $          -
                                        -----------------------------------



13.  Export Sales       Total sales  include  export  sales by major  geographic
                        area as follows:

                                                    Years Ended
                                                   December 31,
                                        -----------------------------------
Geographic Area                                2000             1999
---------------
                                        -----------------------------------

Far East                                $        2,428,000  $       556,000
South America                                      415,000          266,000
Middle East                                        200,000          151,000
Europe                                           1,357,000           30,000
                                        -----------------------------------

                                        $        4,400,000  $     1,003,000
                                        -----------------------------------


14.  Profit             The Company has adopted a profit  sharing plan  pursuant
     Sharing Plan       to which an amount equal to 10% of the pretax profits of
                        the Company will be set aside for the benefit of the Company's officers and key employees. This amount will only be paid if the Company's qualified pretax profits exceed $10,000,000 for any fiscal year prior to December
                        31, 2001.

15.  Savings Plan       In  November  1996,  the  Company  established  a 401(k)
                        Retirement  Savings Plan for the Company's  officers and
                        employees. The Plan provisions include eligibility after
                        six months of service,  a three year  vesting  provision
                        and 100% matching  contribution  by the Company up to 3%
                        of a participant's compensation.  During the years ended
                        December  31,  2000 and 1999,  the  Company  contributed
                        approximately   $49,000   and   $44,000   to  the  Plan,
                        respectively.



--------------------------------------------------------------------------------
                                                                            F-31

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

16.  Commitments        Consulting Agreements
     and                During  the year ended  December  31,  1999 the  Company
     Contingencies      entered a consulting  agreement with a former officer of
                        the Company, which expires in 2004 and requires annual payments of $25,000 through 2003 and a payment of $12,500 in 2004.

                        During the year ended December 31, 2000 the Company entered a consulting agreement with Cyn Del which expires in March 2001 and requires monthly payments of $17,000.

                        During the year ended December 31, 2000, in connection with the acquisition of OBF, the Company entered a consulting agreement with the former owner of OBF which requires monthly payments of $6,000 through June 2003.

                        The Company has a consulting agreement with an individual requiring payments of 2,000 shares of common stock per month through May 2001, at which time the agreement is renewable for an additional six months. Per the agreement, the Company also granted warrants to purchase 50,000 shares of its common stock at an exercise price of $4.00 per share.

                        Employment Agreements
                        The Company has employment agreements with officers and key employees which expire between December 2001 and June 2003. The agreements provide for aggregate annual compensation of $410,000. In addition, the Company has entered into agreements which provide for additional payments to be made to the officer in the event the Company has a change of control.

                        Litigation
                        An action was brought against the Company in March 2000 by George Wiseman, a former employee, in the Third District Court of Salt Lake County, State of Utah. The complaint alleges that the Company owes Mr. Wiseman 6,370 shares of its common stock plus costs, attorney's fees and a wage penalty pursuant to Utah law. The Company believes the complaint is without merit and intends to vigorously defend against the action.

--------------------------------------------------------------------------------
                                                                            F-32

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

16.  Commitments        Litigation - Continued
     and                An action was brought  against the Company in  September
     Contingencies      2000 by  PhotoMed  International,  Inc.  and  Daniel  M.
     Continued          Eichenbaum  in the  Third  District  Court of Salt  Lake
                        County, State of Utah. The action involves an amount of royalties that are allegedly due and owing to PhotoMed
                        International, Inc. and Dr. Eichenbaum with respect to the sales of certain equipment plus attorney's fees.
                        Currently, some discovery has taken place and the Company is endeavoring to determine the amount of royalties that are currently due.

                        The Company has received demand letters dated September 14, 2000 and October 17, 2000 from Mentor Corporation ("Mentor") claiming that the Company failed to register 485,751 shares of common stock issued to Mentor under the Asset Purchase Agreement dated October 15, 1999, among the Company, Mentor, Mentor Ophthalmics, Inc. and Mentor Medical, Inc. The Asset Purchase Agreement related to the Company's purchase of Mentor's phacoemulsification product line in consideration for the issuance by the Company to Mentor of 485,751 shares of its common stock, valued at the sum of $1,500,000 at the time of closing.

                        The Asset Purchase Agreement required the Company to register the 485,751 shares of common stock issued to Mentor whenever the Company determined to register any of its shares of common stock. Mentor alleges that because the Company did not register the 485,751 shares in a Registration Statement, which became effective on January 6, 2000 (the "January 6, 2000 Registration Statement"), that it was unable to sell the shares at the time and, as a result, lost approximately $5,000,000 due to Company's alleged breach of the Asset Purchase Agreement.

                        The Company maintains that an authorized officer of Mentor agreed to waive the registration rights of Mentor in having the 485,751 shares registered in the January 6, 2000 Registration Statement. As a consequence, the Company believes that it has not breached the Asset Purchase Agreement and that Mentor is not owed any moneys for not having registered the shares of the Company's common stock held by Mentor in the January 6, 2000 Registration Statement. The Company is in the process of further review of the matter and denies liability and for the damages asserted by Mentor.


--------------------------------------------------------------------------------
                                                                            F-33

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

16.  Commitments        Litigation - Continued
     and                The   Company   may   become  or  is  subject  to  other
     Contingencies      investigations,   claims  or  lawsuits  ensuing  out  of
     Continued          conduct  of its  business,  including  those  related to
                        environmental safety and health, product liability, commercial transactions etc. The Company is currently not aware of any other such items which it believes could have a material adverse effect on its financial position.

                        Royalty Agreements
                        The Company has a royalty agreement with the president of OBF. The agreement provides for the payment of 10% royalty of the net sales related to the Blood Flow Analyzer. The agreement terminates in 2020. As of December 31, 2000, no significant royalties have been paid under this agreement.

                        The Company has an agreement with a company that provides for the payment of royalties related to the sales of the corneal topography instrument referred to as the CT. During the year ended December 31, 2000 payments of $173,250 were made and $49,350 was accrued at the end of the year.

                        The company has an agreement with a Canadian corporation that provides for the payment of royalties related to the sales of UBM (Ultrasonic Bio-Microscopy). The agreement outlines payments of 150 Canadian Dollars for each licensed product sold for a period of 12 years that ends in September of 2002. No significant royalties were paid under this agreement during the year ended December 31, 2000.

                        The Company has a royalty agreement with another company that developed a promotional CD for the Company. Through the promotion of the CD, the Company hopes to increase sales in the Autoperimiter and assist doctors currently using the unit with the interpretation of visual fields. The royalty base with be 50% each until the Company's share equals the production costs related to development of the disk. Thereafter, the developer will receive 70% and the Company will receive 30% of the royalty base. Royalties paid during the year relating to this agreement were not considered material.

--------------------------------------------------------------------------------
                                                                            F-34

                                               PARADIGM MEDICAL INDUSTRIES, INC.
                                                   Notes to Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------

17.  Fair Value of      The  Company's  financial  instruments  consist of cash,
     Financial          receivables,  payables,  and notes payable. The carrying
     Instruments        amount of cash,  receivables  and payables  approximates
                        fair  value  because of the  short-term  nature of these
                        items.   The  carrying   amount  of  the  notes  payable
                        approximates fair value as the individual borrowings bear interest at market interest rates.


18.  Recent             In June 1999, the FASB issued SFAS No. 137,  "Accounting
     Accounting         for  Derivative   Instruments  and  Hedging  Activities-
     Pronounce-         Deferral of the  Effective  date of FASB  Statement  No.
     ments              133."  SFAS 133  establishes  accounting  and  reporting
                        standards  for  derivative   instruments   and  requires
                        recognition of all derivatives as assets or liabilities in the statement of financial position and measurement of those instruments at fair value. SFAS 133 is now effective for fiscal years beginning after June 15, 2000. The Company believes that the adoption of SFAS 133 will not have any material effect on the financial statements of the Company.

 -------------------------------------------------------------------------------
                                                                            F-35

Item  8. Changes in and Disagreements with Accountants on Accounting and
------------------------------------------------------------------------
Financial Disclosures
--------------------

   None.


PART III


Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance
--------------------------------------------------------------------------------
with Section 16(a) of the Exchange Act.
---------------------------------------

    The executive officers and directors of the Company, their ages and their positions are set forth below:

              Name              Age    Position

      Thomas F. Motter          52 Chairman of the Board, President and
                                   Chief Executive Officer
      Mark R. Miehle            48 President and Chief Operating Officer
      John W. Hemmer            73 Vice President of Finance Treasurer and Chief
                                   Financial Officer
      Randall A. Mackey         54 Secretary and Director, Esq.
      David M. Silver, Ph.D.    58 Director
      Keith D. Ignotz           52 Director


         The directors are elected for one-year terms that expire at the next annual meeting of shareholders. Executive officers are elected annually by the Board of Directors to hold office until the first meeting of the Board following the next annual meeting of shareholders and until their successors have been elected and qualified.

         Thomas F. Motter has served as Chairman of the Board of the Company since April 1993. Since December 12,1997 and from May 1994 to August 1997, he has served as President and Chief Executive Officer of the Company. From June 1989 to April 1993, Mr. Motter served as Chief Executive Officer of Paradigm Medical, Inc. which merged with the Company in May 1994. From September 1990 to April 1992, he was employed by HGM Medical Laser Systems as general manager of their International Division. From October 1978 to June 1989, Mr. Motter was employed by SmithKline Beckman's Humphrey Instruments Division, which developed and manufactured advanced ophthalmic diagnostic instruments, serving last as National Sales Manager overseeing all domestic sales in its ophthalmic computer division. Mr. Motter received a B.A. degree in English from Stephen's College in 1970 and an M.B.A. degree from Pepperdine University in 1975.

         Mark R. Miehle has served as President and Chief Operating Officer of the Company since June 5, 2000. From December 1997 to June 5, 2000, Mr. Miehle served as President and Chief Executive Officer of Vismed, Inc., d/b/a Dicon, a start-up company. In 1982, Dicon was acquired by CooperVision diagnostics. From 1982 to 1985, Mr. Miehle was the Vice President of Sales and Marketing of CooperVision Diagnostics. Mr. Miehle received a B.S. degree in Organic Chemistry from Tulane University in 1975. He is a member of the Young Presidents' Organization (YPO), Vision Industry Council of America (VICA).

         John W. Hemmer has served as Vice President of Finance Treasurer and Chief Financial Officer of the Company since September 20, 2000. Mr. Hemmer previously served as Vice President of Finance, Treasurer, Chief Financial Officer and a director of the Company from November 1995 to June 1999. Mr. Hemmer has served as a director and consultant since 1989 and Chief Financial Officer since February 2000 of Bio Marine Technologies, Inc. in Gulf Breeze, Florida, which develops offshore marine production systems licensed and permitted for use in the Gulf of Mexico. He was the President and Chief Executive Officer of John W. Hemmer, Inc., a registered broker/dealer firm from 1987 to 1989, which subsequently changed its name to Westfalia Investments Inc. Prior thereto he was Vice President of Bankers Trust Company in charge of venture capital and a member of the research and investment management committees. Mr. Hemmer was also Vice President of Corporate Finance at Dempsey, Tegler & Company, Inc., a Senior Analyst at Lazard Freres & Company and an Investment Officer of the Chase Manhattan Bank. Mr. Hemmer received a B.A. degree in Economics from Queens College in 1951 and a M.S. degree in Banking and Finance from Columbia University Graduate School of Business in 1952.

         Randall A. Mackey, Esq. has been a director of the Company since January 2000. He had served as a director of the Company from November 1995 to September 1998. Since 1989, Mr. Mackey has been President of the Salt Lake City law firm of Mackey Price & Williams since 1992, and a sharholder and director of the firm and its predecessor firms since 1989. Mr. Mackey received a B.S. degree in Economics from the University of Utah in 1968, a M.B.A. degree from Harvard University in 1970, a J.D. degree from Columbia University in 1975 and a B.C.L. degree from Oxford University in 1977. Since January 1998, Mr. Mackey has served as a director of Cimetrix Incorporated, a software development company. Mr. Mackey has also served as Chairman of the Board since July 2000 and as a trustee since 1993 of Salt Lake Community College.

         David M. Silver, Ph.D. has been a director of the Company since January 2000. He had served as a director of the Company from November 1995 to September 1998. Dr. Silver is a Principal Senior Scientist in the Milton S. Eisenhower Research and Technology Development Center at the Johns Hopkins University Applied Physics Laboratory, where he has been employed since 1970. He served as the J. H. Fitzgerald Dunning Professor of Ophthalmology in the Johns Hopkins Wilmer Eye Institute in Baltimore during 1998-99. He received a B.S. degree from Illinois Institute of Technology, an M.A. degree from Johns Hopkins University and a Ph.D. degree from Iowa State University before holding a postdoctoral fellowship at Harvard University and a visiting scientist position at the University of Paris.

         Keith D. Ignotz was elected as director in November 2000. He has been President and Chief Operating Officer of SpectRx, Inc., a medical technology company that he founded in 1992, which develops, manufactures and markets alternatives to traditional blood-based medical tests. From 1986 to 1992, Mr. Ignotz was Senior Vice President of Allergan Humphrey, Inc., a medical electronics company. From 1985 to 1986, he was President of Humphrey Instruments Limited - SKB, a medical electronics company, and from 1980 to 1985, Mr. Ignotz was President of Humphrey Instruments GmbH, also a medical electronics company. Mr. Ignotz also served on the Board of Directors of Vismed, Inc., d/b/a Dicon from 1992 to June 2000. Mr. Ignotz received a B.A. degree in Sociology and Political Science from San Jose University and a M.B.A. degree from Pepperdine University. Mr. Ignotz has served as a trustee of Pennsylvania College of Optometry since 1990, as a director for FluoRx, Inc. since 1997, and as a member of the American Marketing Association of the American Association of Diabetes Education.

Technical and Medical Advisory Personnel

      The Company utilizes an informal Clinical Advisory Board of recognized practicing ophthalmic surgeons in technical and medical advisory capacities. Outside consultants are generally used on an ad hoc basis and such individuals do not meet together as a group and are not compensated. The Members of the Company's Clinical Advisory Board are as follows:

      Paul L. Archambeau, M.D. -- Dr. Archambeau is an ophthalmologist in Santa Rosa, California and a faculty member at the University of California at San Francisco. He received his medical degree at the University of Buffalo Medical School in 1959 and performed his residency at the Mayo Clinic in Rochester, Minnesota.

      Daniele S. Aron-Rosa, Ph.D, M.D. -- Dr. Aron-Rosa is a faculty member at the Rothschild Eye Institute in Paris, France. She received a doctorate degree in physics from the University of Paris in 1957 and received her medical degree there in 1962 and performed her residency at the University of Paris Hospital.

      David C. Brown, III, M.D. -- Dr. Brown is an ophthalmologist in Fort Myers, Florida. He received his medical degree at the University of Florida in 1963 and also performed his residency at that facility.

      Alan S. Crandall, M.D. -- Dr. Crandall is an ophthalmologist in Salt Lake City, Utah. He received his medical degree at the University of Utah in 1973 and performed his residency at the University of Pennsylvania.

      I. Howard Fine, M.D. -- Dr. Fine is an ophthalmologist practicing in Eugene, Oregon and a member of the Oregon Health Sciences University faculty. Dr. Fine received his medical degree at Boston University in 1966 and also performed his residency at that facility.

      Stephane P. Ganem, M.D. -- Dr. Ganem is chairman of the ophthalmology department at the Rothschild Eye Institute in Paris, France.

      Frederic B. Kremer, M.D. -- Dr. Kremer is an ophthalmologist in Radnor, Pennsylvania. He received his medical degree at the Jefferson Medical Center in 1976 and performed his residency at the Wills Eye Hospital in Philadelphia, Pennsylvania.

      Francis A. L'Esperance, M.D. -- Dr. L'Esperance is President of the American Board of Laser Surgery and a faculty member at the Columbia College of Physicians and Surgeons. He received his medical degree from Harvard Medical School in 1956 and performed his residency at the Massachusetts Eye and Ear Infirmary.

      Michael B. Limberg, M.D. -- Dr. Limberg is an ophthalmologist practicing in San Luis Obispo, California. He received his medical degree at the University of Utah Medical School in 1982 and performed his residency at Louisiana State University.

      Marc A. Michelson, M.D. -- Dr. Michelson is an ophthalmologist in Birmingham, Alabama. He received his medical degree at the University of Alabama in 1975, and performed his residency at the Eye Foundation Hospital in Birmingham, Alabama.

      Lawrence E. Noble, M.D. -- Dr. Noble is an ophthalmologist in Provo, Utah. He received his medical degree at the University of Oregon in 1964, and performed his residency at the Good Samaritan Hospital.

      David M. Schneider, M.D. -- Dr. Schneider is an ophthalmologist in Cincinnati, Ohio. He received his medical degree at the University of Cincinnati in 1975, and performed his residency at the University of Cincinnati.

      Jeffrey G. Straus, M.D. -- Dr. Straus is an ophthalmologist in Metairie, Louisiana. He received his medical degree at State University of New York at Buffalo in 1984 and performed his residency at Ochsner Foundation Hospital and Clinic in New Orleans, Louisiana.

      Gerald Zelman, M.D. -- Dr. Zelman is an Ophthalmologist in Manhasset, New York. He received his medical degree at the University of Lausanne in 1964, and performed his residency at the Brooklyn Eye and Ear facility in Brooklyn, New York.

Board Meetings and Committees

      The Board of Directors held a total of six meetings during the fiscal year ended December 31, 1999. The Audit Committee of the Board of Directors consists of directors Robert L. Frome, Dr. David M. Silver, and Randall A. Mackey. The Audit Committee met once during the fiscal year. The Audit Committee is primarily responsible for reviewing the services performed by the Company's independent public accountants and internal audit department and evaluating the Company's accounting principles and its system of internal accounting controls. The Compensation Committee of the Board of Directors consists of directors Thomas F. Motter, Dr. David M. Silver, and Randall A. Mackey. The Compensation Committee met three times during the fiscal year. The Compensation Committee is primarily responsible for reviewing compensation of executive officers and overseeing the granting of stock options. No director attended fewer than 75% of all meetings of the Board of Directors during the 2000 fiscal year.

      Pursuant to Nasdaq corporate governance requirements recently made applicable to Nasdaq SmallCap Market companies, the Company must have (i) a minimum of two independent directors; (ii) an audit committee with a majority of independent directors; and (iii) an annual stockholders meeting. The Company has and can presently satisfy each of these requirements. Messrs. Ignotz, Silver, and Mackey qualify as independent directors.


Item 10. Executive Compensation

      The following table sets forth, for each of the last three fiscal years, the compensation received by Thomas F. Motter, Chairman of the Board, and Chief Executive Officer of the Company and other executive officers (collectively, the "Named Executive Officers") at December 31, 2000 whose salary and bonus for all services in all capacities exceed $100,000 for the fiscal year ended December 31, 2000.


                                                        Summary Compensation Table

                                                                                        Long-Term Compensation
                                   Annual Compensation                            Awards                     Payouts

                                                         Other                  Securities
                                                        Annual     Restricted   Underlying      Long-term    All Other
     Name and                                          Compensa-      Stock      Options/       Incentive    Compensa-
Principal Position    Period   Salary($)    Bonus($)   tion($)(6)    Awards($)    SARs(#)       Payout($)    tion ($)(4)


Thomas F. Motter,     2000(1)   $178,357   $486,113(6)      0          0            0             0            $28,792((5)
Chairman of the       1999(2)   $141,208         0          0          0          50,000(7)       0            $5,000
Board  and Chief      1998(3)   $122,497         0          0          0          37,400(8)       0            $6,000
Executive Officer

Mark R. Miehle        2000 (1)  $235,201   $194,000(9)      0          0            0             0            $6,000
President and Chief
Operating Officer

(1)  For the fiscal year ended December 31, 2000

(2)  For the fiscal year ended December 31, 1999

(3)  For the fiscal year ended December 31, 1998

(4) The amounts under "Other Annual Compensation" for 2000, 1999 and 1998 consist of payments related to the operation of automobiles and/or automobiles and insurance by the named executives.

(5) The amounts under "Other Annual Compensation" for 2000, 1999 and 1998 consists of payments related to the residential housing accommodations for the Company's employees, living outside of Utah while they are working at the Company's Corporate headquarters in Salt Lake City, leased from Mr. Motter at $2,500 per month.

(6) On January 21, 2000, the Board of Directors approved a bonus to Mr. Motter in the form of 38,889 shares of the Company's Common Stock. The bonus was valued at $486,113 on the basis of the closing bid price of the Company's Common Stock of $12.50 per share on January 21, 2000, the date the board approved the bonus.

(7) On September 10, 1999, the Company granted Mr. Motter option to purchase 50,000 shares of the Company's Common Stock at an exercise price of $4.00 per share.

(8) On September 14, 1998, the Company granted Mr. Motter options to purchase 37,400 shares of the Company's Common Stock at an exercise price of $5.00 per share of which 24,000 vested on September 14, 1998 and 13,450 vested on January 1 1999.

(9) On June 5, 2000, the Board of Directors issued Mr. Miehle 28,500 shares of the Company's Common Stock as a initial bonus as part of his employment agreement. The market price on the date of grant was $6.8125 per share, and compensation expense in the amount of $194,000 was recognized.

      The following table sets forth information concerning the exercise of options to acquire shares of the Company's Common Stock by the Named Executive Officers during the fiscal year ended December 31,1999, as well as the aggregate number and value of unexercised options held by the Named Executive Officers on December 31, 1999.


             Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

                                                        Number of Securities Underlying         Value of Unexercised
                                                           Unexercised Options/SARs         In-the-Money Options/SARs at
                                                             at December 31, 2000(#)             December 31, 2000($)
                     Shares Acquired       Value
       Name          on Exercise (#)   Realized ($)      Exercisable      Unexercisable     Exercisable      Unexercisable

Thomas F. Motter           -0-              -0-              193,450           -0-           -0-               -0-

Mark R. Miehle             -0-              -0-               40,000          110,000        -0-               -0-

John W. Hemmer            57,450        $287,250              75,000           -0-           -0-               -0-

Curtis G. Page             -0-              -0-               10,620           19,460        -0-               -0-

Richard D. Dirkson         5,040        $ 25,200               3,750           26,250        -0-               -0-


Director Compensation

         On September 10, 1999, the outside directors consisting of Patrick M. Kolenik, Steven J. Bayern and Robert L. Frome, who were then directors of the Company, were each granted stock options to purchase 75,000 shares of the Company's Common Stock at an exercise price of $4.00 per share. Messrs. Kolenik and Bayern resigned as directors on January 21, 2000, and Randall A. Mackey and Dr. David M. Silver were appointed to fill the vacancies. On April 19, 2000, Messrs. Mackey and Silver were each granted options to purchase 75,000 shares of the Company's Common Stock at an exercise price of $6.00 per share. Outside directors are also reimbursed for their expenses in attending board and committee meetings. Directors are not precluded from serving the Company in any other capacity and receiving compensation therefor.

Employee 401(k) Plan

      In October 1996, the Company's Board of Directors adopted a 401(k) Retirement Savings Plan. Under the terms of the 401(k) plan, effective as of November 1, 1996, the Company may make discretionary employer matching contributions to its employees who choose to participate in the plan. The plan allows the Board to determine the amount of the contribution at the beginning of each year. The Board adopted a contribution formula specifying that such discretionary employer matching contributions would equal 100% of the participating employee's contribution to the plan up to a maximum discretionary employee contribution of 3% of a participating employee's compensation, as defined by the plan. All persons who have completed at least six months' service with the Company and satisfy other plan requirements are eligible to participate in the 401(k) plan.

1995 Stock Option Plan

         The Company adopted a 1995 Stock Option Plan (the "Plan"), for officers, employees, directors and consultants of the Company on November 7, 1995. The Plan authorized the granting of stock options ("Plan Options") to purchase an aggregate of not more than 300,000 shares of the Company's Common Stock. On February 16, 1996, options for substantially all 300,000 shares were granted. On June 9, 1997, the Company's shareholders approved an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 300,000 shares to 600,000 shares. On September 3, 1998, the Company's shareholders approved an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 600,000 shares to 1,200,000 shares. On November 29, 2000, the Company's shareholders approved an amendment to the Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,200,000 shares to 1,700,000 shares.

         The Plan is administered by the Compensation Committee. In general, the Compensation Committee will select the person to whom options will be granted and will determine, subject to the terms of the Plan, the number, exercise, and other provisions of such options. Options granted under the Plan will become exercisable at such times as may be determined by the Compensation Committee. Plan Options granted may be either incentive stock options ("ISOs"), as such term is defined in the Internal Revenue Code, or non-ISOs. ISOs may only be granted to persons who are employees of the Company. Non-ISOs may be granted to any person, including, but not limited to, employees of the Company, independent agents, consultants as the Compensation Committee believes has contributed, or will contribute, to the success of the Company. The Compensation Committee shall determine the exercise price of options granted under the Plan, provided that, in the case of ISOs, such price may not be less than 100% (110% in the case of ISOs granted to holders of 10% of voting power of the Company's stock) of the fair market value (as defined in the Plan) of the Common Stock on the date of grant. The aggregate fair market value (determined at the time of option grant) of stock with respect to which ISOs become exercisable for the first time in any year cannot exceed $100,000.

         The term of each Option shall not be more than 10 years (five years in the case of ISOs granted to holders of 10% of the voting power of the Company's stock) from the date of grant. The Board of Directors has a right to amend, suspend or terminate the Plan at any time; provided, however, that unless ratified by the Company's shareholders, no amendment or change in the Plan will be effective which would increase the total number of shares which may be issued under the Plan, materially increase the benefits accruing to persons granted under the Plan or materially modify the requirements as to eligibility and participation in the Plan. No amendment, supervision or termination of the Plan shall, without the consent of an employee to whom an option shall heretofore have been granted, affect the rights of such employee under such option.

Employment Agreements

         The Company entered into employment agreements with Thomas F. Motter, which commenced on January 1, 1998 and expires on December 31, 2003. The agreement requires Mr. Motter to devote substantially all of his working time to the Company, provided that he may be terminated for "cause" (as provided in the agreement) and prohibits him from competing with the Company for two years following the termination of his employment agreement. The agreement provides for the payment of an initial base salary of $135,000, effective as of January 1, 1998. The agreement also provides for salary increases and bonuses as shall be determined at the distribution of the Board of Directors. Effective as of October 1, 1999, the Board of Directors approved an increase in Mr. Motter's annual base salary to $160,000, and effective as of July 1, 2000, the board approved an increase in his annual base salary to $200,000.

         The Company entered into employment agreements with Mark R. Miehle, which commenced on June 5, 2000 and will expire on June 4, 2003. The agreement requires Mr. Miehle to devote substantially all of his working time to the Company, provided that he may be terminated for "cause" (as provided in the agreement) and prohibits him from competing with the Company for two years following the termination of his employment agreement. The agreement provides for the payment of an initial annual base salary of $150,000, effective as of June 5, 2000, and the issuance of stock options to purchase 150,000 shares of the Company's Common stock at $6.00 per share, to be vested in equal annual amounts over a three year period. The agreement also provides for salary increases and bonuses as shall be determined at the discretion of the Board of Directors.

Limitation of Liability and Indemnification

         The Company re-incorporated in Delaware in February 1996, in part, to take advantage of certain provisions in Delaware's corporate law relating to limitations on liability of corporate officers and directors. The Company believes that the re-incorporation into Delaware, the provisions of its Certificate of Incorporation and Bylaws and the separate indemnification agreements outlined below are necessary to attract and retain qualified persons as directors and officers. The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. This provision is intended to allow the Company's directors the benefit of Delaware General Corporation Law which provides that directors of Delaware corporations may be relieved of monetary liabilities for breach of their fiduciary duties as directors, except under certain circumstances, including breach of their duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, unlawful payments of dividends or unlawful stock repurchases or redemptions or any transaction from which the director derived an improper personal benefit. The Company's Bylaws provide that the Company shall indemnify its officers and directors to the fullest extent provided by Delaware law. The Bylaws authorize the use of indemnification agreements and the Company has entered into such agreements with each of its directors and executive officers.

         There is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company as to which indemnification is being sought, nor is the Company aware of any threatened litigation that may result in claims for indemnification by any director, officer, employee or other agent.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.


Compliance with Section 16(a) of the Securities and Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10% of any class of the Company's Common Stock to file initial reports of ownership and reports of changes of ownership of the Company's Common Stock. For fiscal 2000, Thomas F. Motter, Chairman and Chief Executive Officer, through an oversight, filed one late stock transaction report covering one transaction.

Item 11. Security Ownership of Certain Beneficial Owners and Management
-----------------------------------------------------------------------

         The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of December 31, 2000 for
(i) each executive officer of the Company (ii) each director, (iii) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares, and (iv) all directors and officers as a group.



                                                     Percent of
Name and Address(1)       Number of Shares           Ownership(2)

Thomas F. Motter(3)                 570,500             4.5%
Mark R. Miehle    (4)                78,966             *
John W. Hemmer    (5)                 8,013             *
Dr. David M. Silver(6)               10,666             *
Randall A. Mackey(6)                  5,384             *
Keith D. Ignotz(7)                        0             *

Executive officers and
directors as a group
     (6 persons)                    673,529             5.3%
---------------

*     Less than 1%.

(1) The address for Mr. Motter is c/o Paradigm, 2355 South 1070 West, Salt Lake City, UT, 84119. The address for Mr. Miehle is 10373 Roselle Street, San Diego, California 92121. The address for Mr. Hemmer is 88 Meadow Road, Briarcliff Manor, New York 10510. The address for Dr. Silver is 17 Avalon Court, Bethesda, Maryland 20816. The address for Mr. Mackey is 1474 Harvard Avenue, Salt Lake City, Utah 84105. The address for Mr Ignotz is 6025-A Unity Dr., Norcross, Georgia 30071.
(2) Assumes no exercise of the options described in this Proxy Statement or any other options or any warrants that the Company may have issued and no conversion of outstanding shares of the Company's Series A, Series B, Series C, and Series D Preferred Stock into shares of Common Stock.
(3) Does not include options to purchase 193,450 shares of Common Stock granted to Mr. Motter under the 1995 Option Plan.
(4) Does not include options to purchase 150,000 shares of Common Stock granted to Mr. Miehle under the Company's 1995 Option Plan.
(5) Does not include options to purchase 75,000 shares of Common Stock granted to Mr. Hemmer.
(6) Does not include options to purchase 170,000 shares of Common Stock granted to each of Dr. Silver and Mr. Mackey.
(7) Does not include options to purchase 75,000 shares of Common Stock granted to Mr. Ignotz.



Item 12. Certain Relationships and Related Transactions
-------------------------------------------------------

         The information set forth herein describes certain transactions between the Company and certain affiliated parties. Future transactions, if any, will be approved by a majority of the disinterested members of the Company and will be on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

         Patrick M. Kolenik, a director of the Company from November 1997 to January 21, 2000, is President, a director and a 25% shareholder of Win Capital Corp ("Win Capital"), the placement agent for the Company's Series C Convertible Preferred Stock offering, and Steven J. Bayern, a director of the Company from July 26, 1999 to January 21, 2000, is Chairman, a director and a 25% shareholder of Win Capital. Under the terms of an agency agreement with Win Capital, the Company agreed to pay to Win Capital a commission equal to 9% of the aggregate purchase price of the shares sold, or $269,820. Win Capital was also paid a nonaccountable expense allowance equal to 3% of the aggregate purchase price of the shares sold.

         The Company has also entered into an agreement with Win Capital dated August 20, 1997, wherein Win Capital agreed to perform unspecified investment banking services for the Company for a two year period, for which the Company agreed to pay Win Capital a monthly retainer of $2,000 for the first six months of the agreement, $4,000 per month for the second six months, and $6,000 per month for the remainder of the agreement. In an agreement entered into in February 1999, Win Capital agreed to accept $7,500 in cash plus $60,500 in Common Stock valued at the close of business the day prior to the initial close of the Company's Series D Convertible Preferred stock offering in addition to a $50,000 finders fee as it related to that offering. In addition, the Company issued warrants to Win Capital to purchase 191,000 shares of Common Stock at an exercise price of $3.00 per share in connection with the investment banking agreement and additional warrants to purchase 100,000 shares of common stock at $3.00 per share for services rendered in the private placement of Series C Convertible Preferred Stock.

         Prior to the initial closing of the Series D preferred stock offering, the Company borrowed $75,000 from Cyndel & Co., Inc. ("Cyndel"), of which Messrs. Kolenik and Bayern are each an officer, a director and a 50% shareholder of Cyndel, and $25,000 from Win Capital. The combined $100,000 loan bore interest at a rate of 10% per annum, and was paid back at the end of six months. The Company issued warrants to Cyndel to purchase 105,000 shares of Common Stock and warrants to Win Capital to purchase 35,000 shares of Common Stock, both at an exercise price equal to the closing price of the Common Stock on the business day immediately prior to the issuance date of the warrants, or $2.30 per share, the closing price of the Company's Common Stock on the business day immediately prior to the issue date of the warrants. The Company also entered into a one-year consulting agreement dated January 19, 1999, with Win Capital to provide financial consulting services to the Company in consideration for a fee of $5,000 per month for the term of the agreement.

         In addition, on April 23, 1999, the Company agreed to issue warrants to Cyndel to purchase 75,000 shares of Common Stock at an exercise price equal to $4.00 per share, upon the condition that Cyndel exercises its warrants to purchase 105,000 shares of Common Stock at $2.30 per share within 72 hours after receiving notice that a registration statement has become effective registering the shares issuable upon the exercise of the warrants to purchase 105,000 shares of Common Stock at $2.30 per share. On April 23, 1999, the Company also agreed to issue warrants to Win Capital to purchase 25,000 shares of Common Stock at an exercise price equal to $4.00 per share, upon the condition that Win Capital exercise its warrants to purchase 35,000 shares of Common Stock at $2.30 per share within 72 hours after receiving notice that a Registration Statement has become effective registering the shares issuable upon the exercise of the warrants to purchase 35,000 shares of Common Stock at $2.30 per share.

         On October 1, 1999, the Company entered into a consulting agreement with Cyndel, in which Cyndel agreed to perform unspecified investment banking services for the Company for a one-year period, for which the Company agreed to pay Cyndel a monthly retainer of $8,333.33, plus reimburse Cyndel for any expenses incurred in connection with such investment banking services. The October 1, 1999 consulting agreement was terminated when the Company entered into a new consulting agreement with Cyndel on April 1, 2000. Under the terms of the April 1, 2000 consulting agreement, Cyndel has agreed to perform unspecified investment banking services for the Company for a one-year period, for which the Company agreed to pay Cyndel a monthly retainer of $16,666.66, plus reimburse Cyndel for any expenses incurred in connection with such investment banking services.

         Besides a monthly retainer, the Company has agreed in the April 1, 2000 consulting agreement to pay Cyndel additional compensation of an unspecified amount to be mutually agreed upon if Cyndel brings to the Company a candidate for merger, acquisition, joint venture or other combination or relationship, and the Company enters into a business relationship with such entity. The April 1, 2000 consulting agreement is automatically renewable for additional, successive one-year periods through March 31, 2003, unless either party delivers to the other party on or before January 1 of the contract year written notice of its intent not to renew the agreement.

         Randall A. Mackey, a director of the Company since January 21, 2000, and a former director of the Company from September 1995 to September 3, 1998, is President and a shareholder of the law firm of Mackey Price & Williams, which rendered legal services to the Company in connection with the Company's public offering and other corporate matters. Legal fees and expenses paid to Mackey Price & Williams for the fiscal years ended December 31, 1998, 1999 & 2000 totaled $97,414, $53,324 and $167,022, respectively.

         Thomas F. Motter, Chairman of the Board and Chief Executive Officer of the Company, leases his former residence, which he still owns, to the Company for $2,500 per month. The primary use of the residential property is for housing accommodations for the Company's employees living outside of Utah while they are working at the Company's corporate headquarters in Salt Lake City. The Company has obtained an appraisal from an independent appraiser, which has concluded that the monthly rate of $2,500 represents the fair market rate for leasing the residential property. This lease agreement was terminated on October 31, 2000.


                                     PART IV

Item 13. Exhibits and Reports on Form 8-K

           (a)    Exhibits

      The following Exhibits are filed herewith pursuant to Rule 601 of Regulation S-B or are incorporated by reference to previous filings.

Table No.                            Document

 2.1 Amended Agreement and Plan of Merger between Paradigm Medical Industries, Inc., a California corporation and Paradigm Medical Industries, Inc., a Delaware corporation(1)
 3.1  Certificate of Incorporation(1)
 3.2  Bylaws(1)
 4.1  Warrant Agency Agreement with  Continental  Stock Transfer & Trust Company
      (3)
 4.2  Specimen Common Stock Certificate (2)
 4.3  Specimen Class A Warrant Certificate(2)
 4.4  Form of Class A Warrant Agreement(2)
 4.5  Underwriter's Warrant with Kenneth Jerome & Co., Inc.(3)
 4.6  Warrant to Purchase Common Stock with Note Holders re bridge financing (1)
 4.7  Warrant to Purchase Common Stock with Mackey Price & Williams (1)
 4.8  Specimen Series C Convertible Preferred Stock Certificate(45)
 4.9 Certificate of the Designations, Powers, Preferences and Rights of the Series Convertible Preferred Stock(4)
 4.10 Specimen Series D Convertible Preferred Stock Certificate (7)
 4.11 Certificate of the Designations, Powers, Preferences and Rights of the Series D Convertible Preferred Stock (10)
 4.12 Warrant to Purchase Common Stock with Cyndel & Co. (7)
 4.13 Warrant Agreement with KSH Investment Group, Inc. (7)
 4.14 Warrant to Purchase Common Stock with R.F. Lafferty & Co., Inc. (7)
 4.15 Warrant to Purchase Common Stock with Dr. David B. Limberg (10)
 4.16 Warrant to Purchase Common Stock with John W. Hemmer (10)
 4.17 Stock Purchase Warrant with Triton West Group, Inc.
 4.18 Warrant to Purchase Common Stock with KSH Investment Group, Inc.
 4.19 Warrants to Purchase  Common Stock with  Consulting for Strategic  Growth,
      Ltd.
10.1  Exclusive Patent License Agreement with Photomed(1)
10.2  Consulting Agreement with Dr. Daniel M. Eichenbaum(1)
10.3  Lease with Eden Roc (4)
10.4  1995 Stock Option Plan and forms of Stock Option Grant Agreement (1)
10.5  Form of Promissory Note with Note Holders re bridge financing (1)
10.6 Co-Distribution Agreement with Pharmacia & Upjohn Company and National Healthcare Manufacturing Corporation (5)
10.7 Agreement for Purchase and Sale of Assets with Humphrey Systems Division of Carl Zeiss, Inc. (5)

10.8  Employment Agreement with Thomas F. Motter (6)
10.9 Asset Purchase Agreement with Mentor Corp., Mentor Opthalmics, Inc. and Mentor or Medical, Inc. (8)
10.10 Transition Services Agreement with Mentor Corp., Mentor Opthalmics, Inc., and Mentor Medical, Inc. (8)
10.11 Severance Agreement and General Release with Michael W. Stelzer (8)
10.12 Consulting Agreement with Dr. Michael B. Limberg (8)
10.13 Renewed Consulting Agreement with Dr. Michael B. Limberg (10)
10.14 Mutual Release and Settlement Agreement with Zevex International, Inc. (8)
      10.15 Consulting Agreement with Douglas Adams (8)
10.16 Agreement and Plan of Reorganization with Paradigm Subsidiary, Inc., and Vismed, Inc. d/b/a Dicon (9)
10.17 Agreement and Plan of Merger with Paradigm Subsidiary, Inc. and Vismed Inc. d/b/a Dicon (9)
10.18 Registration Rights Agreement with Paradigm Subsidiary, Inc. and certain shareholders of Vismed, Inc. d/b/a Dicon (9)
10.19 Indemnification Agreement with Paradigm Subsidiary, Inc. and certain shareholders of Vismed, Inc. d/b/a Dicon (9)
10.20 Consulting Agreement with Cyndel & Co., Inc. (10)
10.21 Stock Purchase Agreement with Occular Blood Flow, Ltd. and Malcolm
      Redman (10)
10.22 Consulting Agreement with Malcolm Redman (10)
10.23 Royalty Agreement with Malcolm Redman (10)
10.24 Registration Rights with Malcolm Redman (10)
10.25 General Financial Advisory Services Agreement with McDonald Investments Inc. 11)
10.26 Agreements with Steven J. Bayern and Patrick M. Kolenik (11)
10.27 Employment Agreement with Mark R. Miehle
10.28 Employment Agreement with John W. Hemmer
10.29 Private Equity Line of Credit Agreement with Triton West Group, Inc.
10.30 Renewed General Financial Advisory Services Agreement with McDonald Investments.
10.31 Renewed Consulting Agreement with Dr. Michael B. Limberg
10.32 Agreement with KSH Investment Group, Inc.

-----------------

(1) Incorporated by reference from Registration Statement on Form SB-2, as filed on March 19, 1996.
(2) Incorporated by reference from Amendment No. 1 to Registration Statement on Form SB-2, as filed on May 14, 1996.
(3) Incorporated by reference from Amendment No. 2 to Registration Statement on Form SB-2, as filed on June 13, 1996.
(4) Incorporated by reference from Annual Report on Form 10-KSB, as filed on April 16, 1998.
(5) Incorporated by reference from Quarterly Report on Form 10-QSB, as filed on August 1, 1998.
(6) Incorporated by reference from Quarter Report on Form 10-QSB, as filed on November 12, 1998.
(7) Incorporated by reference from Registration Statement on Form SB-2, as filed on April 29, 1999.
(8) Incorporated by reference from Annual Report on Form 10-KSB, as filed on March 30, 2000.
(9)   Incorporated by reference from Form 8-K, as field on June 5, 2000
(10) Incorporated by reference from Report on Form 10-QSB, as filed on August 16, 2000.
(11) Incorporated by reference from Report on Form 10-QSB, as filed on November 1, 2000.

      (b)  Reports on Form 8-K
           -------------------
      No reports on Form 8-K were filed by the Company during the quarter ended December 31, 2000.

                               SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PARADIGM MEDICAL INDUSTRIES, INC.



Dated:  April 13, 2001                      By:/s/ Thomas F. Motter
                                            -----------------------------
                                            Thomas F. Motter, Chairman of
                                            the Board and Chief Executive
                                            Officer

      Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons in counterpart on behalf of the Company on the dates indicated.

         Signature                          Title                     Date

/s/Thomas F. Motter             Chairman of the Board and         April 13, 2001
-------------------------       Chief Executive Officer
                                (Principal Executive Officer)


/s/John W. Hemmer               Vice President of Finance,        April 13, 2001
-------------------------       Treasurer and Chief Financial
                                Officer (Principal Financial
                                and Accounting Officer)


/s/Randall A. Mackey, Esq.      Secretary and Director            April 13, 2001
-------------------------

/s/David M. Silver, Ph.D.       Director                          April 13, 2001
-------------------------

/s/Keith D. Ignotz              Director                          April 13, 2001
-------------------------

                                  PROMISES KEPT


Dear Fellow Shareholders,

The year 2000 was a very busy year for Paradigm. Through acquisitions, the Company was able to grow its top line revenues to $8 million from $1.6 million the previous year. In addition, many promises made from the Company's inception in 1988 were delivered upon. The Company promised an IPO and NASDAQ listing which was brought to fruition in 1996 and well maintained since. With the recently completed $20 million equity line, the Company and its shareholders no longer have to be preoccupied with listing status or investment liquidity. The Ocular Blood Flow Analyzer ("BFA") was approved by the FDA in 1997 and, through relentless perusal, now has a CPT Insurance reimbursement Code from the AMA. This is already impacting Paradigm's current performance and growth significantly and alone, may well be able to take the Company to profitability. In addition, the Company also achieved a CPT Code for its Ultrasonic Biomicroscope Technology at a rate of $100.00 per eye measured. This is the only device of its kind on the market and will serve to further positively impact top line revenue generation performance in 2001 and beyond.

Demand for the BFA has exceeded expectations already and, as a result, production capacity is currently being expanded to the San Diego facility, which has just achieved ISO 9001 certification. Currently, the Company is hiring 20 sales representatives in addition to the 10 currently in place in order to keep up with demand. The Photon(TM) is forecasted to receive final approval in the United States in the fourth quarter of 2001 and is doing very well in Europe. The Chief Surgeon at the Rothschild Eye Institute in Paris has developed a technique for removal of hard cataracts and the Institute is already on-line as a training center in Europe.

The Company has also recently licensed a new eye drop that stimulates corneal tissue to heal faster, thus illuminating the haze commonly associated with post-op Lasik Surgery. It received the Invention-of-the- Year Award from Johns Hopkins University from outside judges from among 125 applicants. The market is estimated to be $500 million per year when fully approved which will be several more years. Thus, the Company's short-term prospects due to the BFA and UBM CPT Code approvals along with the anticipated Photon Approval as well as long term with the Lasik Eye Drops are bright. Looking back, there are many promises that have been kept -- the IPO, the BFA approval, the CPT Codes for the UBM and BFA, EEC approval of the Photon(TM) for cataract removal, ISO 9001 certification in Salt Lake and now San Diego, new products every year, the Pharmacia Alliance, adequate capitalization, the Lasik Eye Drop, European approval of all Paradigm's products, and approval of additional wavelengths for the Photon.

Next on the agenda, the last promise -- profitability. The prospect for achievement of this last and arguably most important promise is not far off now. As a by-product of the recent CPT events, its completion now seems obvious and inevitable. We are pleased and proud to look back over the past several years with you and point with pride at these accomplishments -- these "promises kept". They are "our" accomplishments -- yours and Paradigm's.

                                            Sincerely,


                                            /s/
                                            Thomas F. Motter
                                            Chairman and Chief Executive Officer
                                            Paradigm Medical Industries